Main Estimates

2022–2023

Budget principal

2022–2023

New Nouveau Brunswick

Main Estimates 2022–2023

Published by:
Department of Finance and Treasury Board
Province of New Brunswick
P.O. Box 6000
Fredericton, New Brunswick
E3B 5H1
Canada

Internet: www.gnb.ca/finance

March 22, 2022

Cover:
Executive Council Office, Corporate Communications (# 13675)

Printing and Binding:
Printing Services, Service New Brunswick

ISBN 978-1-4605-2503-6

ISSN 0700-2467

Printed in New Brunswick

Budget principal 2022–2023

Publié par :
Ministère des Finances et du Conseil du Trésor
Province du Nouveau-Brunswick
Case postale 6000
Fredericton (Nouveau-Brunswick)
E3B 5H1
Canada

Internet : www.gnb.ca/finances

22 mars 2022

Couverture :
Bureau du Conseil exécutif, Communications gouvernementales (n° 13675)

Imprimerie et reliure :
Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-2503-6

ISSN 0700-2467

Imprimé au Nouveau-Brunswick

Think Recycling! Pensez à recycler!

TABLE OF CONTENTS / TABLE DES MATIÈRES

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

Department / Ministère
(continued / suite)

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

SECTION 4 - REVENUE / RECETTES

Department / Ministère

--- Section 1 ---

EXPLANATORY NOTES / NOTES EXPLICATIVES

Explanatory Notes

Introduction

The 2022–2023 Main Estimates represent the Government's financial plan presented to the Legislative Assembly for the fiscal year ending March 31, 2023. The Main Estimates outline the estimated revenues and expenditures for the year based upon the policies, programs and priorities of the Government.

Estimates Format

The 2022–2023 Main Estimates are divided into four sections as follows:

Section 1 – Explanatory Notes

This section provides an overview of the Main Estimates document.

Section 2 – Comparative Budget Plan

The *Statement of Surplus or Deficit* includes a summary of revenues and expenses for the Ordinary Account, Capital Account, Special Purpose Account, Special Operating Agencies, Sinking Fund Earnings and Amortization of Tangible Capital Assets, resulting in a Surplus or Deficit.

Government is required to recognize the gross cost of a tangible capital asset when establishing the amortization expense. Given that tangible capital assets have been acquired through a capital budget appropriation and amortization expense is simply the result of these past decisions, an appropriation for amortization expense is not required. A table of amortization expense has been provided in Section 2 for information purposes only.

Notes explicatives

Introduction

Le Budget principal de 2022–2023 est le plan financier du gouvernement qui est présenté à l'Assemblée législative pour l'année financière se terminant le 31 mars 2023. Le budget principal explique les recettes et les dépenses prévues pour l'année selon les politiques, les programmes et les priorités du gouvernement.

Format du budget principal

Le Budget principal de 2022–2023 est divisé en quatre sections :

Section 1 – Notes explicatives

Cette section présente un survol du document du budget principal.

Section 2 – Plan budgétaire comparatif

L'*État de l'excédent ou du déficit* inclut un sommaire des recettes et des dépenses pour le compte ordinaire, le compte de capital, le compte à but spécial, le compte des organismes de services spéciaux, les gains sur les fonds d'amortissement et d'amortissement des immobilisations corporelles, donnant lieu à un excédent ou à un déficit.

Le gouvernement doit reconnaître le coût brut des immobilisations corporelles dans l'établissement de la charge d'amortissement. Vu que les immobilisations corporelles ont été acquises par crédit du budget de capital et que la charge d'amortissement est simplement le résultat des décisions précédentes, il n'est pas nécessaire de faire adopter un crédit pour la charge d'amortissement. Un tableau de la charge d'amortissement est fourni pour information dans la section 2.

Section 3 – Expenditures

This section provides comparative expenditure information (i.e. 2021–2022 Estimate, 2021–2022 Revised and 2022–2023 Estimate) by account in summary form. This section also provides further information by department, program and program component. It also includes the departmental appropriations (i.e. To be Voted) by account for each department.

The Main Estimates contain details of appropriations required by the *Financial Administration Act* for the Ordinary Account, Capital Account, Special Operating Agencies and for Loans and Advances.

The Legislature authorizes departmental spending through a number of votes. Statutory payments are excluded from voted amounts due to the fact that spending authority is specified in related legislation and does not require an annual appropriation as per subsection 30(3). Capital and Loans and Advances are voted on a gross basis as they are considered payments out of the Consolidated Fund. Special Purpose Account expenditures are not voted but are included within the Main Estimates for information purposes.

Section 3 – Dépenses

Cette section fournit de l'information comparative sommaire sur les dépenses par compte (Prévisions de 2021–2022, Prévisions révisées de 2021–2022 et Prévisions de 2022–2023). Elle donne aussi de l'information par ministère, par programme et par élément de programme. Elle comprend les crédits (devant être adoptés) par compte pour chaque ministère.

Le budget principal renferme les renseignements sur les crédits exigés par la *Loi sur l'administration financière* pour le compte ordinaire, le compte de capital, le compte des organismes de services spéciaux ainsi que les prêts et les avances.

L'Assemblée législative autorise les dépenses des ministères par un certain nombre de crédits. Les paiements légaux sont exclus des montants votés, car l'autorité de dépenser est précisée dans une loi connexe et n'exige pas un crédit budgétaire annuel aux termes du paragraphe 30(3). Les fonds de capital et les prêts et avances sont votés comme des montants bruts, car ils sont considérés comme des paiements effectués à partir du Fonds consolidé. Les dépenses au compte à but spécial ne sont pas votées, mais elles sont incluses dans le budget principal pour information.

Section 4 – Revenue

This section provides comparative revenue information (i.e. 2021–2022 Estimate, 2021–2022 Revised and 2022–2023 Estimate) by account in summary form. This section also provides further information by department, account and source.

Details on estimated spending plans for all programs and program components, including human resources implications, will be the responsibility of each department when they present their departmental estimates.

It should be noted that throughout the document, numbers may not add due to rounding.

Section 4 - Recettes

Cette section fournit de l'information comparative sommaire sur les recettes (Prévisions de 2021–2022, Prévisions révisées de 2021–2022 et Prévisions de 2022–2023) par compte. Elle fournit aussi de l'information par ministère, par compte et par source.

Les renseignements sur les plans de dépenses prévus pour chaque programme et élément de programme, y compris les répercussions sur les ressources humaines, seront la responsabilité des ministères lorsqu'ils présenteront leurs prévisions.

Veuillez prendre note que les sommes ont été arrondies dans tout le document, ce qui explique les écarts.

Upcoming changes in accounting policy

The Public Sector Accounting Board issued standards that are effective beginning April 1, 2022, for Asset Retirement Obligations and Financial Instruments. The impacts of these changes have not been reflected in 2022-2023 Main Estimates, as work is still required before they can be accurately implemented. The new standards must be included in the audited 2022-2023 consolidated financial statements.

• The Asset Retirement Obligations standard addresses the recognition, measurement, presentation, and disclosure of legal obligations associated with the retirement of tangible capital assets. On adoption, a liability will be added to the Statement of Financial Position thereby increasing net debt, and related assets will be adjusted to reflect the liabilities.

• The Financial Instruments and related standards address recognition, measurement and reporting of financial assets and liabilities, including derivatives, foreign currency transactions, remeasurement gains and losses, and risk disclosures. On adoption, foreign currency financial instruments will be recognized at current exchange rates rather than locked-in hedge rates and derivatives will be recognized on a fair market value basis.

Changements à venir aux conventions comptables

Le Conseil sur la comptabilité dans le secteur public a publié des normes qui entreront en vigueur le 1er avril 2022. Les normes portent sur les obligations liées à la mise hors service d'immobilisations et les instruments financiers. Le budget principal 2022-2023 ne tient pas compte de l'incidence des changements dont il reste à déterminer les moyens de les mettre en œuvre avec précision. Les nouvelles normes doivent être incorporées dans les états financiers consolidés vérifiés 2022-2023.

• La norme sur les obligations liées à la mise hors service d'immobilisations traite de la constatation, de l'évaluation, de la présentation et de la divulgation d'obligations juridiques liées à la mise hors service d'immobilisations corporelles. Dès l'adoption, un élément de passif sera ajouté à l'état de la situation financière, augmentant ainsi la dette nette, et les éléments d'actif connexes seront ajustés pour tenir compte du passif.

• Les instruments financiers et les normes connexes traitent de la constatation, de l'évaluation et de la présentation des actifs et des passifs financiers, y compris les dérivés, les transactions en devises étrangères, les gains et les pertes de réévaluation et la divulgation des risques. Dès l'adoption, les instruments financiers en devises étrangères seront comptabilisés aux taux de change courants plutôt qu'aux taux de couverture fixes et les dérivés seront comptabilisés à la juste valeur marchande.

--- Section 2 ---

COMPARATIVE BUDGET PLAN / PLAN BUDGÉTAIRE COMPARATIF

COMPARATIVE STATEMENT OF SURPLUS OR DEFICIT / ÉTAT COMPARATIF DE L'EXCÉDENT OU DU DÉFICIT

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	BUDGETARY ACCOUNTS / COMPTES BUDGÉTAIRES	2022–2023 ESTIMATE / PRÉVISIONS
		Revenue / Recettes	
9,834,711	10,676,878	Ordinary Account / Compte ordinaire	10,764,172
52,936	52,482	Capital Account / Compte de capital	44,415
128,738	131,222	Special Purpose Account / Compte à but spécial	127,672
158,138	146,222	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	202,091
206,030	205,720	Sinking Fund Earnings / Gains du fonds d'amortissement	207,700
10,380,553	11,212,524	**Total Revenue / Recettes totales**	11,346,050
		Expense / Charges	
9,639,791	9,779,835	Ordinary Account / Compte ordinaire	10,236,294
135,682	134,917	Capital Account / Compte de capital	134,193
130,017	132,168	Special Purpose Account / Compte à but spécial	144,609
164,836	129,458	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	221,155
555,051	548,356	Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	574,574
10,625,377	10,724,734	**Total Expense / Charges totales**	11,310,825
(244,824)	**487,790**	**Surplus (Deficit) / Excédent (Déficit)**	**35,225**

Note: / Remarque :

The 2021–2022 Estimates for both revenue and expense have been restated throughout Main Estimates to reflect government reorganization. / Les prévisions de 2021–2022 pour les recettes et les dépenses ont été redressées dans le budget principal en fonction de la réorganisation du gouvernement.

TOTAL REVENUE / RECETTES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	10,823	-	-	-	10,823
Education and Early Childhood Development / Éducation et Développement de la petite enfance	143,068	-	54,090	-	197,158
Environment and Local Government / Environnement et Gouvernements locaux	3,770	-	43,385	-	47,155
Finance and Treasury Board / Finances et Conseil du Trésor	9,274,659	-	966	-	9,275,625
General Government / Gouvernement général	2,710	-	-	-	2,710
Health / Santé	74,066	-	1,500	-	75,566
Justice and Public Safety / Justice et Sécurité publique	229,678	-	17,016	-	246,694
Legislative Assembly / Assemblée législative	495	-	-	-	495
Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	84,253	50	4,442	-	88,745
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	11,693	-	268	-	11,961
Other Agencies / Autres organismes	678,709	-	-	-	678,709
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	149,402	-	3,886	4,752	158,040
Regional Development Corporation / Société de développement régional	-	-	-	212,798	212,798
Social Development / Développement social	103,692	50	210	-	103,952
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	4,720	-	2,659	3,980	11,359
Transportation and Infrastructure / Transports et Infrastructure	7,286	44,315	650	91,900	144,151
Sub-total / Total partiel	10,779,024	44,415	129,072	313,430	11,265,941
Sinking Fund Earnings / Gains du fonds d'amortissement					207,700
Inter-account Transactions / Opérations intercomptes	(14,852)	-	(1,400)	(111,339)	(127,591)
TOTAL REVENUE / RECETTES TOTALES	10,764,172	44,415	127,672	202,091	11,346,050

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	45,451	465	-	-	45,916
Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,572,628	1,745	52,889	-	1,627,262
Environment and Local Government / Environnement et Gouvernements locaux	167,656	1,000	56,000	-	224,656
Executive Council Office / Bureau du Conseil exécutif	15,394	-	-	-	15,394
Finance and Treasury Board / Finances et Conseil du Trésor	29,784	-	966	-	30,750
General Government / Gouvernement général	1,054,891	-	-	-	1,054,891
Health / Santé	3,239,386	27,050	1,500	-	3,267,936
Justice and Public Safety / Justice et Sécurité publique	314,276	-	17,528	-	331,804
Legislative Assembly / Assemblée législative	36,435	-	-	-	36,435
Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	101,731	7,920	4,312	-	113,963
Office of the Premier / Cabinet du premier ministre	1,516	-	-	-	1,516
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	55,115	-	268	-	55,383
Other Agencies / Autres organismes	403,693	-	-	-	403,693
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	656,415	2,000	3,886	4,698	666,999
Regional Development Corporation / Société de développement régional	50,637	35,000	-	229,300	314,937
Service of the Public Debt / Service de la dette publique	634,000	-	-	-	634,000

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Social Development / Développement social	1,467,573	12,000	2,700	-	1,482,273
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	68,744	9,020	2,640	5,696	86,100
Transportation and Infrastructure / Transports et Infrastructure	349,901	650,594	1,920	92,800	1,095,215
Total Expenditure / Dépenses totales	10,265,226	746,794	144,609	332,494	11,489,123
Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(12,680)	(612,601)	-	-	(625,281)
Inter-account Transactions / Opérations intercomptes	(16,252)	-	-	(111,339)	(127,591)
Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles					574,574
TOTAL EXPENSE / CHARGES TOTALES	10,236,294	134,193	144,609	221,155	11,310,825

CHANGE IN NET DEBT / L'ÉVOLUTION DE LA DETTE NETTE

(In thousands of dollars / En milliers de dollars)

	2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	2022–2023 ESTIMATE / PRÉVISIONS
Net Debt - Beginning of Year / Dette nette - Début de l'exercice	**(13,891,124)**	**(13,452,083)**	**(12,981,188)**
Changes in Year / Changements durant l'exercice			
Surplus (Deficit) / Excédent (Déficit)	(244,824)	487,790	35,225
Investments in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(551,005)	(565,251)	(625,281)
Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	555,051	548,356	574,574
(Increase) Decrease in Net Debt / (Augmentation) Diminution de la dette nette	**(240,778)**	**470,895**	**(15,482)**
Net Debt - End of Year / Dette nette - Fin de l'exercice	**(14,131,902)**	**(12,981,188)**	**(12,996,670)**
Net Debt-to-GDP Ratio / Rapport entre la dette nette et le PIB	**36.4%**	**31.9%**	**30.1%**

Note: / Remarque :

The above schedule does not reflect changes that will result from the implementation of new accounting standards effective April 1, 2022, as described in the Explanatory Notes. / Le tableau ci-dessus ne tient pas compte des changements qui découleront de la mise en œuvre de nouvelles normes comptables à compter du 1er avril 2022, comme il est décrit dans les notes explicatives.

COMPARATIVE STATEMENT OF INVESTMENT IN TANGIBLE CAPITAL ASSETS / ÉTAT COMPARATIF DE L'INVESTISSEMENT DANS LES IMMOBILISATIONS CORPORELLES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
400	400	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,221
0	0	Environment and Local Government / Environnement et Gouvernements locaux	1,000
38,213	39,225	Health / Santé	39,550
460	700	Justice and Public Safety / Justice et Sécurité publique	180
3,900	1,460	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	7,670
0	460	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	0
500	500	Social Development / Développement social	500
5,009	5,155	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	3,855
502,523	517,351	Transportation and Infrastructure / Transports et Infrastructure	571,305
551,005	565,251	TOTAL	625,281

COMPARATIVE STATEMENT OF AMORTIZATION / ÉTAT COMPARATIF D'AMORTISSEMENT

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
156	156	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	156
63,677	60,428	Education and Early Childhood Development / Éducation et Développement de la petite enfance	61,169
1,121	1,184	Environment and Local Government / Environnement et Gouvernements locaux	1,199
84,680	80,757	Health / Santé	91,773
737	750	Justice and Public Safety / Justice et Sécurité publique	688
652	657	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	745
171	174	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	174
34,622	33,615	Other Agencies / Autres organismes	34,117
6,934	6,934	Social Development / Développement social	6,925
1,505	1,572	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,777
347,196	347,729	Transportation and Infrastructure / Transports et Infrastructure	361,151
13,600	14,400	Vehicle Management Agency / Agence de gestion des véhicules	14,700
555,051	548,356	TOTAL	574,574

--- Section 3 ---

EXPENDITURES /

DÉPENSES

COMPARATIVE STATEMENT OF ESTIMATED GROSS EXPENDITURE /
ÉTAT COMPARATIF DES DÉPENSES BRUTES PRÉVUES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
45,374	44,374	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	45,451
1,410,793	1,425,545	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,572,628
153,669	153,985	Environment and Local Government / Environnement et Gouvernements locaux	167,656
13,208	12,803	Executive Council Office / Bureau du Conseil exécutif	15,394
29,570	28,584	Finance and Treasury Board / Finances et Conseil du Trésor	29,784
931,345	1,168,980	General Government / Gouvernement général	1,054,891
3,070,857	3,045,727	Health / Santé	3,239,386
310,054	306,519	Justice and Public Safety / Justice et Sécurité publique	314,276
32,494	32,396	Legislative Assembly / Assemblée législative	36,435
101,096	101,096	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	101,731
1,507	1,382	Office of the Premier / Cabinet du premier ministre	1,516
53,012	57,033	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	55,115
370,091	375,241	Other Agencies / Autres organismes	403,693
682,999	666,085	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	656,415
50,641	31,481	Regional Development Corporation / Société de développement régional	50,637
655,000	639,000	Service of the Public Debt / Service de la dette publique	634,000
1,366,482	1,326,382	Social Development / Développement social	1,467,573
61,714	61,306	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	68,744
330,059	333,421	Transportation and Infrastructure / Transports et Infrastructure	349,901
9,669,965	9,811,340	Total Expenditure / Dépenses totales	10,265,226
(13,273)	(14,133)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(12,680)
(16,901)	(17,372)	Inter-account Transactions / Opérations intercomptes	(16,252)
9,639,791	9,779,835	TOTAL EXPENSE / CHARGES TOTALES	10,236,294

SUMMARY OF AMOUNTS TO BE VOTED / SOMMAIRE DES MONTANTS FAISANT L'OBJET D'UN VOTE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	2022–2023 TOTAL ORDINARY / ORDINAIRE	NON-VOTED / NON-VOTÉ	TO BE VOTED / À VOTER
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	45,451	47	45,404
Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,572,628	47	1,572,581
Environment and Local Government / Environnement et Gouvernements locaux	167,656	94	167,562
Executive Council Office / Bureau du Conseil exécutif	15,394	-	15,394
Finance and Treasury Board / Finances et Conseil du Trésor	29,784	47	29,737
General Government / Gouvernement général	1,054,891	323	1,054,568
Health / Santé	3,239,386	47	3,239,339
Justice and Public Safety / Justice et Sécurité publique	314,276	94	314,182
Legislative Assembly / Assemblée législative	36,435	4,367	32,068
Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	101,731	47	101,684
Office of the Premier / Cabinet du premier ministre	1,516	67	1,449
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	55,115	-	55,115
Other Agencies / Autres organismes	403,693	398,151	5,542
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	656,415	47	656,368
Regional Development Corporation / Société de développement régional	50,637	-	50,637
Service of the Public Debt / Service de la dette publique	634,000	629,100	4,900
Social Development / Développement social	1,467,573	47	1,467,526
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	68,744	47	68,697
Transportation and Infrastructure / Transports et Infrastructure	349,901	24,809	325,092
TOTAL	10,265,226	1,057,381	9,207,845

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
340	340	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	465
500	500	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,745
1,000	1,000	Environment and Local Government / Environnement et Gouvernements locaux	1,000
25,850	26,702	Health / Santé	27,050
4,100	1,410	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	7,920
2,286	2,286	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000
41,250	41,250	Regional Development Corporation / Société de développement régional	35,000
12,000	12,000	Social Development / Développement social	12,000
10,700	10,700	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	9,020
575,388	589,847	Transportation and Infrastructure / Transports et Infrastructure	650,594
673,414	686,035	Total Expenditure / Dépenses totales	746,794
(537,732)	(551,118)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(612,601)
135,682	134,917	TOTAL EXPENSE / CHARGES TOTALES	134,193

Note: / Remarque:

The capital construction and capital improvement expenditures for government departments are voted under the Public Works and Infrastructure program in the Department of Transportation and Infrastructure. / Les dépenses relatives aux installations permanentes et à l'amélioration des biens immobiliers sont votées dans le cadre du programme Travaux publics et infrastructure du ministère des Transports et de l'Infrastructure.

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
52,889	52,889	Education and Early Childhood Development / Éducation et Développement de la petite enfance	52,889
45,500	45,500	Environment and Local Government / Environnement et Gouvernements locaux	56,000
716	256	Finance and Treasury Board / Finances et Conseil du Trésor	966
1,500	2,200	Health / Santé	1,500
14,135	15,184	Justice and Public Safety / Justice et Sécurité publique	17,528
4,677	4,677	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	4,312
300	289	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	268
3,075	3,913	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,886
2,665	2,500	Social Development / Développement social	2,700
2,640	2,840	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	2,640
1,920	1,920	Transportation and Infrastructure / Transports et Infrastructure	1,920
130,017	132,168	TOTAL	144,609

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
4,785	4,455	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	4,698
176,375	141,565	Regional Development Corporation / Société de développement régional	229,300
2,060	3,342	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,696
85,100	92,200	Transportation and Infrastructure / Transports et Infrastructure	92,800
268,320	241,562	Total Expenditure / Dépenses totales	332,494
(103,484)	(112,104)	Inter-account Transactions / Opérations intercomptes	(111,339)
164,836	129,458	TOTAL EXPENSE / CHARGES TOTALES	221,155

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
11,100	6,000	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	11,100
50,000	10,600	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	50,000
69,900	63,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	69,900
13,000	4,000	Regional Development Corporation / Société de développement régional	10,000
3,224	3,224	Social Development / Développement social	3,224
147,224	86,824	TOTAL	144,224

WORKING CAPITAL - MAXIMUM BALANCES / FONDS DE ROULEMENT - SOLDES MAXIMAUX

(In thousands of dollars / En milliers de dollars)

WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		1,100
Health / Santé		1,225
Justice and Public Safety / Justice et Sécurité publique		4
Social Development / Développement social		1,900
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		500
Transportation and Infrastructure / Transports et Infrastructure		3,000
WorkSafeNB / Travail sécuritaire NB		
- Education and Early Childhood Development / Éducation et Développement de la petite enfance	160	
- Finance and Treasury Board / Finances et Conseil du Trésor	360	
- Health / Santé	515	1,035
TOTAL - WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT		8,764
PETTY CASH ADVANCES / AVANCES - PETITE CAISSE :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		24
Education and Early Childhood Development / Éducation et Développement de la petite enfance		150
Environment and Local Government / Environnement et Gouvernements locaux		2
Health / Santé		2
Justice and Public Safety / Justice et Sécurité publique		31
Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie		24
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail		15
Social Development / Développement social		24
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		100
Transportation and Infrastructure / Transports et Infrastructure		23
Other (small advances) / Autres (petits avances)		3
TOTAL - PETTY CASH ADVANCES / AVANCES - PETITE CAISSE		398
INVENTORIES / STOCKS :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		2,000
Health / Santé		8,830
Justice and Public Safety / Justice et Sécurité publique		423
Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie		510
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail		200
Social Development / Développement social		100
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		900
Transportation and Infrastructure / Transports et Infrastructure		23,000
TOTAL - INVENTORIES / STOCKS		35,963

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
45,374	44,374	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	45,451
45,374	44,374	TOTAL - Gross Ordinary / Compte brute ordinaire	45,451

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES		AGRICULTURE, AQUACULTURE ET PÊCHES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To deliver targeted programs and services, and provide strategic direction in support of economic development opportunities related to the sustainable primary and value-added agriculture, aquaculture and fisheries sectors.		Assurer la prestation de programmes et services, et fournir la direction stratégique en support des opportunités de développement économique relatif aux secteurs primaire durable et à valeur ajoutée de l'agriculture, de l'aquaculture et des pêches.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	644	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic direction.		Assurer une gestion supérieure et une orientation stratégique.
AGRICULTURE	12,757	AGRICULTURE
To provide specialist advice and services for the growth and competitiveness of the agriculture sector. To provide services and programs focused on maintaining livestock and animal health, crop development and preserving food safety and quality.		Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur de l'agriculture. Fournir des services et des programmes visant le maintien en bonne santé du bétail et des animaux, le développement des cultures et la préservation de la salubrité et de la qualité des aliments.
FISHERIES AND AQUACULTURE	5,010	PÊCHERIES ET AQUACULTURE
To provide specialist advice and services for the growth and competitiveness of the fisheries and aquaculture sector. To provide services and programs focused on maintaining sustainable practices and preserving food safety and quality.		Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur des pêches et de l'aquaculture. Fournir des services et des programmes visant le maintien des pratiques durables et la préservation de la salubrité et de la qualité des aliments.
MARKETING AND TRADE	1,861	MARKETING ET COMMERCE
To provide strategic delivery and coordination of marketing and trade initiatives such as Local Food and Beverages Strategy, seafood exports, market intelligence and other related activities.		Assurer la prestation et la coordination stratégiques d'initiatives de marketing et de commerce comme la Stratégie sur les boissons et les aliments locaux, les exportations de produits de la mer, la collecte de renseignements commerciaux et d'autres activités connexes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES (continued)		AGRICULTURE, AQUACULTURE ET PÊCHES (suite)
BUSINESS GROWTH	1,429	CROISSANCE DES ENTREPRISES
To provide strategic delivery and coordination of development initiatives to support new entrants and the growth of businesses within the agriculture, aquaculture and fisheries sectors.		Assurer la prestation et la coordination stratégiques d'initiatives de développement pour appuyer les nouveaux venus et la croissance des entreprises dans les secteurs de l'agriculture, de l'aquaculture et des pêches.
INDUSTRY FINANCIAL PROGRAMS	22,986	PROGRAMMES FINANCIERS DESTINÉS À L'INDUSTRIE
To provide financial assistance to the agriculture, aquaculture and fisheries sectors under various funding programs.		Fournir une aide financière aux industries de l'agriculture, de l'aquaculture et des pêches au titre de divers programmes de financement.
FARM PRODUCTS COMMISSION	764	COMMISSION DES PRODUITS DE FERME
To provide management and administrative support to the Commission in the monitoring and commodity boards under the provision of the *Natural Products Act* .		Fournir un soutien en gestion et un soutien administratif à la Commission, qui est responsable, en vertu des dispositions de la *Loi sur les produits naturels* , de la surveillance des divers offices de commercialisation.
TOTAL	45,451	TOTAL
TOTAL - DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES	45,451	TOTAL - MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	45,404	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
140	140	Capital Equipment / Biens d'équipement	65
200	200	Strategic Infrastructure / Infrastructure stratégique	400
340	340	TOTAL	465

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
1,600	0	New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick......	1,600
9,500	6,000	Loan Programs / Programmes de prêts...............................	9,500
11,100	6,000	TOTAL..	11,100
		TO BE VOTED / À VOTER..	11,100

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
72,635	73,256	Corporate and Other Education Services / Services généraux et autres services d'enseignement	92,768
1,192,121	1,191,046	School Districts / Districts scolaires	1,252,306
115,937	120,572	Early Childhood Development / Développement de la petite enfance	227,554
30,100	40,671	COVID-19 Pandemic / Pandémie de COVID-19	0
1,410,793	1,425,545	TOTAL - Gross Ordinary / Compte brute ordinaire	1,572,628

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES

PROGRAM OBJECTIVES

Provide administration and support services as well as research and planning services for the department. Manage programs and services in the area of instruction and evaluation.

PROGRAM COMPONENTS

MANAGEMENT SERVICES 10,720

Provide support in the areas of executive management, human resources, finance, accounting, budgeting, administration and performance and continuous improvement.

Provide planning and research services for the department in areas such as education research, statistical analysis, policy and legislation.

EDUCATION SERVICES 55,494

Plan, develop and ensure implementation of the prescribed curriculum for the public schools of the province.

Provide support services to the district staff in the organization, implementation and maintenance of educational services.

Provide direct and indirect educational services to exceptional students.

Develop and administer a provincial comprehensive policy on educational evaluation.

Develop and administer provincial testing programs at both elementary and secondary school levels.

Funding and monitoring of early intervention services, development of curriculum and professional learning and provision of other supports for early childhood development.

SERVICES GÉNÉRAUX ET AUTRES SERVICES D'ENSEIGNEMENT

OBJECTIFS DU PROGRAMME

Fournir des services d'administration et de support ainsi que des services de recherche et de planification au ministère. Gérer des programmes et services dans les domaines de l'instruction et de l'évaluation.

ÉLÉMENTS DU PROGRAMME

SERVICES DE GESTION

Fournir des services de soutien dans les domaines de direction supérieure, ressources humaines, finances, comptabilité, budget, administration et rendement et amélioration continue.

Fournir des services de planification et de recherche au ministère dans des domaines tels que la recherche en éducation, l'analyse statistique, les politiques et les lois.

SERVICES ÉDUCATIFS

Planifier, élaborer et assurer la mise en oeuvre des programmes d'études prescrits pour les écoles publiques de la province.

Fournir des services de soutien au personnel des districts pour l'élaboration, la mise en oeuvre, et le suivi de services éducatifs.

Fournir des services éducatifs directs et indirects aux élèves exceptionnels.

Élaborer et administrer une politique provinciale globale sur l'évaluation de l'enseignement.

Élaborer et administrer des programmes l'évaluation aux niveaux scolaires primaire et secondaire.

Financement et suivi des services d'intervention précoce, élaboration de curriculum éducatifs et de développement professionnel et autres appuis en lien avec le développment de la petite enfance.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES (continued)		SERVICES GÉNÉRAUX ET AUTRES SERVICES D'ENSEIGNEMENT (suite)
SUPPORT SERVICES	26,554	SERVICES DE SOUTIEN
Provide support services to school districts.		Fournir des services de soutien aux districts scolaires.
TOTAL	92,768	TOTAL
SCHOOL DISTRICTS		DISTRICTS SCOLAIRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide funding for school programs and services and develop financial policies and procedures for school districts.		Fournir les fonds pour les programmes et services scolaires, et élaborer des directives et modalités financières pour les districts scolaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DISTRICT OFFICE	33,473	BUREAU DES DISTRICTS
Provide administrative, financial and budgeting services for school districts. Implement prescribed curriculum and provide pedagogical support to schools.		Fournir des services administratifs, financiers et budgétaires aux districts scolaires. Appliquez les programmes d'études et offrir un soutien pédagogique aux écoles.
Develop, implement and maintain human resource services for bargaining and non-bargaining employees.		Élaborer, mettre sur pied et soutenir des services de ressources humaines pour le personnel syndiqué et non syndiqué.
EDUCATIONAL SERVICES	1,036,538	SERVICES D'ÉDUCATION
Funding for prescribed instructional programs.		Fonds pour les programmes pédagogiques prescrits.
FACILITIES	130,112	INSTALLATIONS
Funding for planning and operation of school facilities.		Fonds pour la planification et le fonctionnement des installations scolaires.
PUPIL TRANSPORTATION	52,183	TRANSPORT DES ÉLÈVES
Funding for the operation and maintenance of the school bus fleet.		Fonds pour le fonctionnement et l'entretien du parc d'autobus scolaires.
TOTAL	1,252,306	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

EARLY CHILDHOOD DEVELOPMENT		DÉVELOPPEMENT DE LA PETITE ENFANCE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide services aimed at supporting parents and enhancing early learning experiences to improve childhood outcomes.		Fournir des services qui visent à soutenir les parents et accroître les expériences en apprentissage précoce afin d'améliorer les résultats des enfants.
TOTAL	227,554	TOTAL
TOTAL - DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT	1,572,628	TOTAL - MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	1,572,581	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
500	500	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	1,745
500	500	TOTAL	1,745

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
190	190	Scholarships and Trusts / Bourses et fiducies	190
8,000	8,000	First Nations Educational Fund / Fonds d'éducation des Premières nations	8,000
39,138	39,138	School District Projects / Projets de districts scolaires	39,138
4,950	4,950	School District Self-sustaining Funds / Fonds autonomes de districts scolaires	4,950
5	5	Computers for Schools / Ordinateurs pour les écoles	5
606	606	International Education Services / Services d'éducation internationale	606
52,889	52,889	TOTAL	52,889

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
2,176	2,278	Corporate Services and Community Funding / Services généraux et financement communautaire	2,244
1,109	1,109	Policy, Public Education and Engagement / Politiques, sensibilisation et engagement du public	1,118
137,042	137,234	Local Government / Gouvernements locaux	151,117
316	338	Assessment and Planning Appeal Board / Commission d'appel en matière d'évaluation et d'urbanisme	317
6,857	6,857	Authorizations and Compliance / Autorisations et conformité	7,120
4,590	4,590	Environmental Science and Protection / Science et protection de l'environnement	4,155
1,579	1,579	Climate Change Secretariat / Secrétariat des changements climatiques	1,585
153,669	153,985	TOTAL - Gross Ordinary / Compte brute ordinaire	167,656

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES AND COMMUNITY FUNDING

PROGRAM OBJECTIVES

To provide executive management and administrative support for all departmental programs and to administer Federal and Provincial funding programs targeted at community infrastructure.

PROGRAM COMPONENTS

SENIOR MANAGEMENT — 506

Provide executive management for departmental programs.

CORPORATE SERVICES — 1,569

Provide services in the areas of corporate finance and administration, human resources, information technology, legal affairs, performance excellence and continuous improvement and liaise with Service New Brunswick to ensure the effective delivery of information technology development and support services.

COMMUNITY FUNDING — 169

To administer Federal and Provincial funding programs targeted at community infrastructure. To provide technical services to the division and advise municipalities on technical issues.

TOTAL — 2,244

SERVICES GÉNÉRAUX ET FINANCEMENT COMMUNAUTAIRE

OBJECTIFS DU PROGRAMME

Fournir un soutien à la haute direction et un soutien administratif pour tous les programmes du Ministère et gérer les programmes de financement fédéraux et provinciaux ciblant l'infrastructure communautaire.

ÉLÉMENTS DU PROGRAMME

HAUTE DIRECTION

Fournir des services de haute direction pour les programmes du Ministère.

SERVICES GÉNÉRAUX

Fournir des services dans les secteurs des finances Générales et de l'administration, des ressources humaines, des technologies de l'information, des affaires juridiques, de l'excellence du rendement et de l'amélioration continue et assurer la liaison avec Service Nouveau-Brunswick afin de garantir la prestation efficace des services de développement et de soutien des technologies de l'information.

FINANCEMENT COMMUNAUTAIRE

Gérer les programmes fédéraux/provinciaux de financement ciblant l'infrastructure communautaire. Fournir des services techniques à la division et conseiller les municipalités sur les questions d'ordre technique.

TOTAL

POLICY, PUBLIC EDUCATION AND ENGAGEMENT

PROGRAM OBJECTIVES

Provide support in the areas of policy and planning, strategic initiatives, and public engagement.

TOTAL — 1,118

POLITIQUES, SENSIBILISATION ET ENGAGEMENT DU PUBLIC

OBJECTIFS DU PROGRAMME

Fournir en soutien les domains de politiques et planification, initiatives stratégiques et engagement de collectivités.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT AND LOCAL GOVERNANCE REFORM

LOCAL GOVERNMENT

PROGRAM OBJECTIVES

To serve as the primary point of contact between the Provincial Government and communities (incorporated and unincorporated). To provide professional financial advice, oversight and reporting services to municipalities, local service districts and rural communities; to build governance capacity at the local level by providing advisory services to municipalities and rural communities; and to provide for the development of community services and the operationalization of programs in the unincorporated areas of New Brunswick through Local Services Managers.

PROGRAM COMPONENTS

LOCAL SERVICE DISTRICT EXPENDITURES — 68,377

Provide funding to unincorporated areas as provided for under the *Community Funding Act* and provide for the development of community services and the operationalization of programs through Local Services Managers. Provide consistent application of procedures across the Province, ensuring uniform community relations.

COMMUNITY FUNDING AND EQUALIZATION GRANT FOR MUNICIPALITIES AND RURAL COMMUNITIES — 68,846

Provision of the community funding and equalization grant to municipalities and rural communities as provided for under the *Community Funding Act*.

GOUVERNEMENT LOCAUX ET DE LA REFORME DE LA GOUVERNANCE LOCALE

GOUVERNEMENTS LOCAUX

OBJECTIFS DU PROGRAMME

Agir comme principal lien entre le gouvernement provincial et les communautés (constituées en municipalités ou non). Offrir des conseils professionnels en matière de finances, ainsi que des services de surveillance et de production de rapports aux municipalités, aux districts de services locaux et aux communautés rurales; renforcer la capacité de gouvernance à l'échelle locale en fournissant des services consultatifs aux municipalités et aux communautés rurales; et assurer le développement des services communautaires et la mise à exécution des programmes dans les secteurs du Nouveau-Brunswick non constitutés en municipalités par l'entremise des gestionnaires des services locaux.

ÉLÉMENTS DU PROGRAMME

DÉPENSES DES DISTRICTS DE SERVICES LOCAUX — 68,377

Fournir des fonds aux secteurs non constitués en municipalité conformément à la *Loi sur le financement communautaire* et assurer le développement des services communautaires et la mise à exécution des programmes par l'entremise des gestionnaires des services locaux. Assurer l'application cohérente des procédures dans l'ensemble de la province de façon à établir des relations communautaires uniformes.

SUBVENTION DE FINANCEMENT ET DE PÉRÉQUATION COMMUNAUTAIRE AUX MUNICIPALITÉS ET COMMUNAUTÉS RURALES — 68,846

Octroyer la subvention de financement et de péréquation communautaire aux municipalités et communautés rurales conformément à la *Loi sur le financement communautaire.*

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)			GOUVERNEMENTS LOCAUX (suite)	
LOCAL GOVERNMENT PROPERTY TAX WARRANT		0	MANDAT D'IMPÔT FONCIER DES GOUVERNEMENTS LOCAUX	
Provides for the monthly payment of the property tax warrant levied by local governments including the Provincial Grant in lieu of Property Taxes.			Pourvoir au paiement du mandat d'impôt foncier des gouvernements locaux y inclut la subvention provinciale tenant lieu d'impôt foncier.	
Local Government Property Tax Warrant	841,262		Mandat d'impôt foncier des gouvernements locaux	841 262
Local and Federal Property Taxes	(752,250)		Impôts fonciers local et fédéral	(752 250)
Grant in lieu of Local Government Real Property Taxes	(89,012)		Subvention tenant lieu d'impôt foncier des gouvernements locaux	(89 012)
COMMUNITY FINANCES		2,646	FINANCES COMMUNAUTAIRES	
Responsible for fiscal arrangements and budget approval for municipalities, rural communities, and local service districts and for financial reporting by municipalities, rural communities, local service districts and municipal services commissions.			Responsable des arrangements fiscaux et de l'approbation des budgets des municipalités, communautés rurales et districts de services locaux, et de la présentation de l'information financière par les municipalités, communautés rurales, districts de services locaux et les commissions de services municipales.	
LOCAL AND REGIONAL GOVERNANCE		1,244	GOUVERNANCE LOCALE ET RÉGIONALE	
Provide leadership, oversight and support to municipalities, rural communities, regional service commissions and the New Brunswick SPCA. This includes building governance and service delivery capacity at the local and regional level, promoting local and regional planning, and supporting community restructuring and shared service agreements.			Orienter, superviser et soutenir les municipalités, les communautés rurales, les commissions de services régionaux et la SPANB afin de développer la capacité de gouvernance et de prestation de services aux échelons local et régional, de favoriser la planification locale et régionale et de faciliter la restructuration communautaire et les ententes de partages de services.	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)

LOCAL GOVERNANCE REFORM — 10,004

Provide leadership and support for local governments, rural districts and regional service commissions during the implementation of the local governance reform plan. Both leadership and professional support are being provided to local government entities in the areas of finances, budgets, human resources, planning, project management, mapping and toponomy. Regional Service Commissions are also being supported in those areas as well as defining mandates, developing cost-sharing mechanisms, and supporting economic and community development initiatives.

TOTAL — 151,117

ASSESSMENT AND PLANNING APPEAL BOARD

PROGRAM OBJECTIVES

Conduct planning and property tax assessment appeals, as well as appeals on heritage properties, across the Province and render written decisions.

TOTAL — 317

GOUVERNEMENTS LOCAUX (suite)

RÉFORME DE LA GOUVERANCE LOCALE

Fournir un encadrement et un soutien aux gouvernements locaux, aux districts ruraux et aux commissions de services régionaux pendant la mise en œuvre du plan de réforme de la gouvernance locale. Cet encadrement et ce soutien professionnel sont fournis aux entités de gouvernement local dans les domaines des finances, des budgets, des ressources humaines, de la planification, de la gestion de projet, de la cartographie et de la toponymie. Les commissions de services régionaux profitent également d'un soutien dans ces domaines ainsi que pour la définition des mandats, l'élaboration de mécanismes de partage des coûts, et la réalisation d'initiatives de développement économique et communautaire.

TOTAL

COMMISSION D'APPEL EN MATIÈRE D'ÉVALUATION ET D'URBANISME

OBJECTIFS DU PROGRAMME

Donner suite aux appels en matière d'urbanisme et d'évaluation foncière ainsi qu'à ceux concernant les biens patrimoniaux dans l'ensemble de la province et rendre des décisions par écrit.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENT AND CLIMATE CHANGE		**ENVIRONNEMENT ET DU CHANGEMENT CLIMATIQUE**
AUTHORIZATIONS AND COMPLIANCE		AUTORISATIONS ET CONFORMITÉ
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To administer environmental protection programs, with the main objective being to connect and integrate the decision-making process for all of the department's regulatory programs.		Gérer les programmes de protection de l'environnement en ayant pour objectif principal d'uniformiser et d'harmoniser le processus décisionnel appliqué à tous les programmes de réglementation du ministère.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
REGIONAL OPERATIONS AND COMPLIANCE	3,140	OPÉRATIONS RÉGIONALE ET CONFORMITÉ
Provide emergency management/response and local service delivery of relevant departmental programs and an inspection program through six Regional Offices. Liaise with Justice and Public Safety for the management of enforcement activities related to the Acts and Regulations under the department's mandate.		Assurer la gestion des situations d'urgence et les interventions en cas d'urgence ainsi que la prestation locale de services pour les programmes pertinents du Ministère et le programme d'inspection par l'intermédiaire des six bureaux régionaux. Assurer la liaison avec Justice et Sécurité publique pour la gestion des activités visant à faire respecter les lois et règlements qui relèvent du ministère.
AUTHORIZATIONS	3,020	AUTORISATIONS
Regulate the construction and operation of specific activities in order to minimize impacts on the province's air, land, and water environments. This is accomplished by using various regulatory tools and through a strong auditing program to assess compliance.		Régir la construction et l'exploitation liées à des activités particulières afin d'atténuer le plus possible les effets sur l'eau, l'air et la terre dans la province. Pour ce faire, avoir recours à divers outils de réglementation et évaluer la conformité au moyen d'un programme de vérification rigoureux.
SOURCE AND SURFACE WATER MANAGEMENT	595	GESTION DES EAU DE SOURCE ET DE SURFACE
Manage and protect the Province's drinking water resources, and ensure that activities in close proximity to the Province's wetlands and watercourses are conducted in a sustainable and environmentally responsible manner.		Gérer et protéger les ressources en eau potable de la province et veiller à ce que les activités à proximité des terres humids et des cours d'eau de la province soient menées de manière durable et responsable sur le plan écologique.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AUTHORIZATIONS AND COMPLIANCE (continued)

WASTE DIVERSION — 365

The branch is responsible to develop and administer provincial waste reduction and diversion programs for solid waste generated within the Province. Currently, the branch regulates the following provincial waste reduction and diversion programs: Beverage Containers, Tires, Paint, Oil & Glycol, Electronics and proposing a new Packaging and Paper Products waste diversion program.

TOTAL — 7,120

ENVIRONMENTAL SCIENCE AND PROTECTION

PROGRAM OBJECTIVES

To provide scientific analysis, review, advice and reporting services on matters related to the Province's air and water resources. To ensure that potential environmental impacts are avoided or reduced to acceptable levels for certain planned projects and activities. To provide technical advice, guidance, support and maintain awareness in research and developments in environmental public health issues and initiatives.

PROGRAM COMPONENTS

ENVIRONMENTAL IMPACT ASSESSMENT — 1,137

Through the Environmental Impact Assessment (EIA) process, identify potential environmental impacts of certain proposed activities and developments so that such impacts can be avoided or reduced to acceptable levels if the projects are permitted to proceed.

AUTORISATIONS ET CONFORMITÉ (suite)

RÉACHEMINEMENT DES DÉCHETS

La Direction est chargée d'élaborer et d'administer les programmes provinciaux de réduction et de réacheminement des déchets solides produits dans la province. Actuellement, la Direction régit les programmes provinciaux de réduction et de réacheminement des déchets suivants : récipients à boisson, pneus, restes de peinture, huile et glycol, appareils électroniques et propose un nouveau programme de détournement des déchets d'emballage et de produits de papier.

TOTAL

SCIENCE ET PROTECTION DE L'ENVIRONNEMENT

OBJECTIFS DU PROGRAMME

Fournir des services d'analyse, d'examen, de conseil et de production de rapports scientifiques sur des sujets relatifs aux ressources en air et en eau de la province. Veiller à ce que les répercussions possibles sur l'environnement soient évitées ou réduites à des niveaux acceptables dans le cas de certaines activités ou de certains projets. Fournir des conseils, des directives et un soutien techniques, et se tenir au courant de la recherche dans le domaine de la santé publique environnementale et de l'évolution des questions et des initiatives s'y rapportant.

ÉLÉMENTS DU PROGRAMME

ÉTUDE D'IMPACT SUR L'ENVIRONNEMENT

Au moyen du processus d'étude d'impact sur l'environnement (EIE), déterminer les répercussions possibles sur l'environnement de certaines activités proposées et de certains projets d'aménagement de manière que ces répercussions puissent être évitées ou réduites à des niveaux acceptables si ces activités ou ces projets sont autorisés.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENTAL SCIENCE AND PROTECTION (continued)		SCIENCE ET PROTECTION DE L'ENVIRONNEMENT (suite)
AIR AND WATER SCIENCES	2,519	SCIENCES DE L'AIR ET DE L'EAU
Monitor current environmental conditions (air and water), provide baseline information and data, and provide scientific services and hydrologic forecasting to interpret, evaluate, and report on the state of the environment in New Brunswick. Prepare and deliver the results of these activities to assist in informed decision making, primarily as it relates to environmental matters.		Surveiller les conditions environnementales existantes (air et eau), fournir des renseignements et des données de référence et fournir des services scientifiques et des prévisions hydrologiques afin d'évaluer et d'interpréter l'état de l'environnement au Nouveau-Brunswick et d'en faire rapport. Préparer et présenter les résultats de ces activités afin de faciliter la prise de décisions éclairées, particulièrement en ce qui concerne les questions environnementales.
HEALTHY ENVIRONMENTS	499	ENVIRONNEMENTS EN SANTÉ
Develop programs and policies and provide scientific and engineering expertise to interpret, evaluate, and report on Healthy Environments initiatives for the Department. As part of a multi-departmental team, strive to meet regulatory responsibilities through an integrated mix of programs intended to anticipate, prevent and control adverse health effects from exposure to environmental health hazards resulting from the built environment in which we live, work and play.		Élaborer des programmes et des politiques et fournir l'expertise scientifique et technique nécessaire pour évaluer et interpréter les initiatives sur les environnements sains et en faire rapport au Ministère. Au sein d'une équipe multiministérielle, s'efforcer de respecter les responsabilités réglementaires à l'aide de divers programmes intégrés visant à prévoir, prévenir et contrôler les effets nocifs sur la santé d'une exposition aux risques environnementaux touchant la santé que présente le milieu bâti dans lequel nous vivons, travaillons et jouons.
TOTAL	4,155	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CLIMATE CHANGE SECRETARIAT

PROGRAM OBJECTIVES

Coordinate New Brunswick's climate change policies and programs through collaboration with government departments, partners and stakeholders.

SECRÉTARIAT DES CHANGEMENTS CLIMATIQUES

OBJECTIFS DU PROGRAMME

Coordonner les politiques et les programmes du Nouveau-Brunswick sur les changements climatiques en collaborant avec les ministères, les partenaires et les intervenants.

TOTAL	1,585	TOTAL
TOTAL - DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT	167,656	TOTAL - MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
Less amounts authorized by law	94	Moins crédits autorisés par la loi
TO BE VOTED	167,562	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
1,000	1,000	Local Service Districts / Districts de services locaux...........	1,000
1,000	1,000	TOTAL..	1,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
36,000	36,000	Climate Change Fund / Fonds pour les changements climatiques	47,000
9,500	9,500	Environmental Trust Fund / Fonds en fiducie pour l'environnement	9,000
45,500	45,500	TOTAL	56,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
3,363	3,083	Office of the Clerk, Chief Operating Officer and Head of the Public Service and Executive Council Secretariat / Bureau du greffier, chef des opérations et chef de la fonction publique et secrétariat du conseil exécutif	3,498
6,181	6,056	Corporate Communications / Communications gouvernementales	6,802
453	453	Office of the Lieutenant-Governor / Cabinet du lieutenant-gouverneur	455
3,211	3,211	Women's Equality Branch / Direction de l'égalité des femmes	4,639
13,208	12,803	TOTAL - Gross Ordinary / Compte brute ordinaire	15,394

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CLERK, CHIEF OPERATING OFFICER AND HEAD OF THE PUBLIC SERVICE AND EXECUTIVE COUNCIL SECRETARIAT

PROGRAM OBJECTIVES

The Office of the Clerk provides professional non-partisan advice and support on the structure and operations of government. The Clerk also acts as the Chief Operating Officer and Head of the Public Service, ensuring effective and efficient management and that the Public Service is delivering high quality programs and services, based on evidence-based evaluations.

The Executive Council Secretariat provides secretariat and administrative services for Executive Council and the Policy and Priorities Board, and from time to time, Special Committees of Cabinet. It reviews proposals for the development or amendment of government policy and reviews all regulatory and legislative proposals. The Secretariat provides central support on appointment and governance of agencies, boards and commissions. It also supports the Government House Leader in planning, establishing and managing the Government's agenda for the Legislative Assembly; and in overseeing policy issues related to democracy and the Legislature.

BUREAU DU GREFFIER, CHEF DES OPÉRATIONS ET CHEF DE LA FONCTION PUBLIQUE ET SECRÉTARIAT DU CONSEIL EXÉCUTIF

OBJECTIFS DU PROGRAMME

Le Bureau du greffier fournit des conseils impartiaux ainsi qu'un soutien professionnel sur la structure et les activités du gouvernement. Le greffier est aussi chef des opérations et chef de la fonction publique, assurant une gestion efficace et efficiente pour faire en sorte que la fonction publique fournisse des programmes et des services de grande qualité, d'après des évaluations fondées sur des données probantes.

Le Secrétariat du Conseil exécutif fournit des services administratifs et de secrétariat au Conseil exécutif et au Conseil des politiques et des priorités et, de temps à autre, aux comités spéciaux du Cabinet. Il examine les propositions portant sur l'élaboration ou la modification des politiques gouvernementales et examine toutes les propositions réglementaires et législatives. Le Secrétariat fournit un soutien central à la nomination et à la gouvernance ayant trait aux organismes, conseils et commissions. Il appuie aussi le leader parlementaire du gouvernement dans la planification, l'établissement et la gestion du programme du gouvernement pour l'Assemblée législative; et dans la surveillance des questions de politique relatives à la démocratie et à l'Assemblée législative.

TOTAL	3,498	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE COMMUNICATIONS

PROGRAM OBJECTIVES

Corporate Communications works closely with key partners and stakeholders to ensure that communications efforts across government are aligned with government priorities, effectively managed, and responsive to the diverse information needs of the public. The division serves more than 30 client departments and agencies in both official languages.

The division's key functions include: communications planning; departmental communications support; corporate services, media relations and event management; research, writing and editorial services; strategic marketing, advertising and graphic design; web services; and digital videography, photography and social media services.

The division manages and maintains a list of prequalified communications and marketing vendors and acquires external marketing communications services for departments and agencies when required. It also administers and publishes the Royal Gazette on behalf of government.

TOTAL	6,802	TOTAL

COMMUNICATIONS GOUVERNEMENTALES

OBJECTIFS DU PROGRAMME

La Division des communications gouvernementales travaille en étroite collaboration avec les partenaires et les parties prenantes clés pour veiller à ce que les communications de l'ensemble du gouvernement cadrent avec les priorités du gouvernement, soient gérées avec efficacité et adaptées aux divers besoins en information du public. Elle offre des services à plus de 30 ministères et organismes clients dans les deux langues officielles.

Les principales fonctions de la Division sont les suivantes : planification des communications; soutien aux communications ministérielles; services ministériels/généraux, relations avec les médias et gestion des événements; recherche et services de rédaction; marketing stratégique, publicité et conception graphique; services Web; et services de vidéographie et de photographie numériques et de médias sociaux.

La Division gère et tient une liste de fournisseurs préqualifiés de services de communications et de marketing et acquiert des services externes de communications et de marketing pour les ministères et les organismes, au besoin. Elle gère et publie également la Gazette royale au nom du gouvernement.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LIEUTENANT-GOVERNOR

PROGRAM OBJECTIVES

To assist the Lieutenant-Governor in her Constitutional, ceremonial and social roles as the Queen's representative in New Brunswick.

To operate Government House as a Vice-Regal Residence and a National and Provincial Historic Site that is accessible to the community and welcoming to both New Brunswick residents and tourists.

CABINET DU LIEUTENANT-GOUVERNEUR

OBJECTIFS DU PROGRAMME

Aider la lieutenante-gouverneure à remplir son rôle cérémonial, constitutionnel et social comme représentant de la Reine au Nouveau-Brunswick.

De faire de la Résidence du gouverneur une résidence vice-royale et un lieu historique national et provincial, afin qu'elle soit accessible au public et puisse accueillir les résidents du Nouveau-Brunswick et les touristes.

TOTAL	455	TOTAL

WOMEN'S EQUALITY BRANCH

PROGRAM OBJECTIVES

To promote gender equality and reduce systemic discrimination by providing advice and support to the Minister responsible for Women's Equality as well as to departments of government, and to coordinate the implementation of the government's actions and initiatives in the areas of women's personal and economic security.

DIRECTION DE L'ÉGALITÉ DES FEMMES

OBJECTIFS DU PROGRAMME

De promouvoir l'égalité entre les sexes et de réduire la discrimination systémique en offrant à la ministre responsable de l'égalité des femmes et aux différents ministères des conseils et du soutien et de coordonner la mise en œuvre des actions et des initiatives gouvernementales en matière de la sécurité personnelle et économique des femmes.

TOTAL	4,639	TOTAL
TOTAL - EXECUTIVE COUNCIL OFFICE	15,394	TOTAL - BUREAU DU CONSEIL EXÉCUTIF
TO BE VOTED	15,394	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF FINANCE AND TREASURY BOARD /

MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
846	781	Budget and Financial Management / Budget et gestion financières	851
5,488	5,533	Corporate Services / Services généraux	5,601
2,677	2,347	Treasury Management and Fiscal Policy / Division de la gestion de la trésorerier et de la politique fiscale	2,692
4,840	5,490	Office of the Chief Human Resources Officer / Bureau du dirigeant principal des ressources humaines	4,777
7,233	6,781	Office of the Chief Information Officer / Bureau du chef du service de l'information	7,396
3,055	2,530	Office of the Comptroller / Bureau du Contrôleur	3,054
5,431	5,122	Revenue Administration / L'administration du revenu	5,413
29,570	28,584	TOTAL - Gross Ordinary / Compte brute ordinaire	29,784

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUDGET AND FINANCIAL MANAGEMENT

PROGRAM OBJECTIVES

Provision of secretariat services to Treasury Board and liaison between the board and all government departments and agencies. Coordination and development of the annual budget and multi-year expenditures to promote the effective and efficient use of financial resources. Provision of analysis, advice and expenditure management options for consideration by government.

BUDGET ET GESTION FINANCIÈRES

OBJECTIFS DU PROGRAMME

Offrir des services de secrétariat au Conseil du Trésor assurer la liaison entre le conseil et tous les ministères et organismes gouvernementaux. Coordonner et élaborer le budget annuel et le plan de dépenses pluriannuel. Surveiller les dépenses pour favoriser une utilisation efficace et efficiente des ressources financières. Soumettre au gouvernement analyses, conseils et options de gestion des dépenses aux fins d'examen.

TOTAL	851	TOTAL

CORPORATE SERVICES

PROGRAM OBJECTIVES

The Corporate Services Division is made up of multifaceted teams that provide strategic support both within the department, as well as to several internal and external departments and agencies. Areas of responsibility include: policy planning and development; financial services; human resource client services; agency relations, analysis and advice; projects and advisory services; employee experience and internal communications; records management; among other corporate support areas.

SERVICES GÉNÉRAUX

OBJECTIFS DU PROGRAMME

La Division des services généraux regroupe des équipes polyvalentes qui fournissent un soutien stratégique au sein du Ministère ainsi qu'à plusieurs ministères et organismes internes et externes. Les domaines de responsabilité comprennent, entre autres, la planification et l'élaboration de politiques, les services financiers; les services aux clients des ressources humaines, les relations avec les organismes, l'analyse et les conseils; les services d'appui aux projets de consultation, l'expérience des employé(e)s et les communications internes et la gestion des documents, entre autres domaines de soutien généraux.

TOTAL	5,601	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TREASURY MANAGEMENT AND FISCAL POLICY

PROGRAM OBJECTIVES

Provision of information, analysis and advice to the Minister of Finance and Treasury Board and the Government on taxation and fiscal policy, Federal-Provincial fiscal relations, and the economy. Manages and administers the cash resources, borrowing programs and investment and debt management activities of government; arranges the financing for the borrowing requirements of the Province, Crown agencies, municipalities and hospitals; manages an investor relations program; administers and invests the provincial sinking fund and certain pension and special purpose trust funds; provides government with advice on financial policy and on the financing of various initiatives.

DIVISION DE LA GESTION DE LA TRÉSORERIER ET DE LA POLITIQUE FISCALE

OBJECTIFS DU PROGRAMME

Offrir au ministre des Finances et du Conseil du Trésor et au gouvernement des conseils, des analyses et de l'information dans les domaines de la taxation et des politiques fiscales, des relations financières fédérales-provinciales et de l'économie. Assurer la gestion et l'administration de la trésorerie, des programmes d'emprunt et des activités du gouvernement relatives à la gestion des placements et de la dette; prendre les arrangements de financement pour les besoins d'emprunt du gouvernement, des sociétés de la Couronne, des municipalités et des hôpitaux; gérer un programme de relations avec les investisseurs; administrer et investir le fonds d'amortissement provincial et certains fonds de pension en fiducie et fonds de fiducie à but spécial; et fournir des conseils au gouvernement sur la politique financière et le financement de diverses initiatives.

TOTAL	2,692	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF HUMAN RESOURCES OFFICER

PROGRAM OBJECTIVES

Provide the strategic direction and the policy, program, operational and accountability framework for the recruitment, compensation, retention, development, safety, health and management of GNB's human resources; provide advice and support to Treasury Board as a committee of Cabinet and as the employer for Parts I, II and III of the Public Service and in relation to the *Civil Service Act* ; lead collective bargaining in Parts I, II and III of the Public Service; lead the development of longer-term GNB-wide human resources strategies; and work closely with Deputy Heads in departments.

Expenditures	5,942	
Recovery from benefit plans	(250)	
Recovery from training programs	(915)	
TOTAL		4,777

BUREAU DU DIRIGEANT PRINCIPAL DES RESSOURCES HUMAINES

OBJECTIFS DU PROGRAMME

Fournir l'orientation stratégique et le cadre de politique, de programmes, de fonctionnement et de responsabilisation relatifs au recrutement, à la rémunération, à la fidélisation, au perfectionnement, à la sécurité, à la santé et à la gestion des ressources humaines (RH) du gouvernement du Nouveau-Brunswick (GNB); fournir des conseils et un soutien au Conseil du Trésor en tant que comité du Cabinet et à titre d'employeur pour les parties I, II et III des services publics et par rapport à la *Loi sur la Fonction publique* ; mener les négociations collectives pour les parties I, II et III des services publics; diriger l'élaboration d'une stratégie à long terme des RH dans l'ensemble du GNB; et travailler étroitement avec les administrateurs généraux des ministères.

Dépenses	5 942
Recouvrement des régimes de prestations	(250)
Recouvrement des programmes de formation	(915)
TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF INFORMATION OFFICER

PROGRAM OBJECTIVES

The Office of the Chief Information Officer (OCIO) is responsible for Government-wide strategic leadership, planning and oversight of the management of information, technology, security, digital innovation and rural broadband and cellular strategy, to enable the business of Government.

As part of the OCIO the Provincial Archives has the dual responsibility of oversight of the information management of government records and access to records bearing on the Province's history.

BUREAU DU CHEF DU SERVICE DE L'INFORMATION

OBJECTIFS DU PROGRAMME

Le Bureau du chef de l'information (BCI) est chargé d'exercer un leadership stratégique dans l'ensemble du gouvernement et de planifier et surveiller la gestion de l'information, des technologies, de la sécurité, de l'innovation numérique, des services à large bande dans les régions rurales et d'une stratégie de service cellulaire pour permettre les activités du gouvernement.

Faisant partie du BCI, les Archives provinciales ont une double responsabilité : surveiller la gestion de l'information ayant trait aux documents du gouvernement et acquérir les documents portant sur l'histoire de la province et en permettre la consultation.

TOTAL	7,396	TOTAL

OFFICE OF THE COMPTROLLER

PROGRAM OBJECTIVES

Provide professional services to improve the economy, efficiency, effectiveness and accountability of Government programs and operations. To provide leadership in accounting, internal audit and enterprise risk management services to Government; prepare the annual Public Accounts of the Province, and operate and support the corporate financial systems.

BUREAU DU CONTRÔLEUR

OBJECTIFS DU PROGRAMME

Fournir des services professionnels pour améliorer l'économie, l'efficience, l'efficacité et la reddition de comptes quant aux programmes et activités du gouvernement. Assurer le leadership dans les services de comptabilité, de vérification interne et de gestion des risques d'entreprise au gouvernement; dresser les comptes publics annuels du gouvernement provincial, et voir au fonctionnement et au soutien des systèmes financiers gouvernementaux.

TOTAL	3,054	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

REVENUE ADMINISTRATION

PROGRAM OBJECTIVES

Provision of fair, effective and efficient administration of tax and regulatory programs. Research, analyze and provide interpretations and advice on tax application issues. Develop options for legislative amendments on tax administration. Provide audit, assurance and refund verification functions, as well as education, inspection, and information regarding program services. Provision of the effective delivery of assigned revenue and taxation programs associated with real property and consumption taxes.

L'ADMINISTRATION DU REVENU

OBJECTIFS DU PROGRAMME

Assurer une administration équitable, efficace et efficiente des programmes d'impôt et de réglementation. Fournir des services de recherche, d'analyse et d'interprétation, et dispenser des conseils relativement aux questions d'application de l'impôt. Élaborer des options aux modifications législatives liées à l'administration fiscale. Remplir des fonctions de vérification, d'assurance et de contrôle des remboursements en plus d'assurer la formation, l'inspection et l'information concernant les services liés aux programmes. Veiller à la prestation efficace des programmes ayant trait aux recettes et à l'imposition pour ce qui est de l'impôt foncier et des taxes à la consommation.

TOTAL	5,413	TOTAL
TOTAL - DEPARTMENT OF FINANCE AND TREASURY BOARD	29,784	TOTAL - MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	29,737	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
10	10	Archives Trust Account / Compte en fiducie pour les archives	10
650	190	Cannabis Education and Awareness Fund / Fonds d'education et de sensibilisation en matière de cannabis	900
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
716	256	TOTAL	966

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
6,596	6,596	Aboriginal Affairs / Affaires autochtones	7,157
455	455	Commissions Paid to Collectors of Pari-Mutuel Taxes / Commissions versées aux percepteurs de la taxe sur le pari mutuel	455
21,699	20,899	Enterprise Resource Planning / Planification des ressources organisationnelles	31,619
688	688	Equal Employment Opportunity Program / Programme d'égalité d'accès à l'emploi	688
8,513	8,513	Intergovernmental Affairs / Affaires intergouvernementales	8,027
124,227	88,847	Legislated Pension Plans, Benefit Accruals, Subsidies, and Supplementary Allowances / Régimes de retraite prévus par la loi, accumulation de prestations, subventions et allocations supplémentaires	85,630
12,000	10,500	Natural Gas Distribution Program / Programme de distribution de gaz naturel	14,000
339,268	336,802	Pension and Employee Benefits Plans / Régimes de retraite et d'avantages sociaux	344,723
14,200	11,200	Provision for Losses / Provision pour pertes	14,200
59,500	59,500	Revenue Sharing Agreements with First Nations / Accords de partage des recettes avec les Premières Nations	65,300
181,575	181,575	Service New Brunswick / Service Nouveau-Brunswick	194,061
162,624	443,405	Supplementary Funding Provision / Provision pour fonds supplémentaires	289,031
931,345	1,168,980	TOTAL - Gross Ordinary / Compte brute ordinaire	1,054,891

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ABORIGINAL AFFAIRS

PROGRAM OBJECTIVES

The Department of Aboriginal Affairs (DAA) oversees a whole-of-government approach to Indigenous relations and is responsible for the coordination of all of the Province's initiatives with First Nations. DAA is the main point of contact and represents the interests of the Province in multilateral initiatives and negotiations. The department leads the consultation process with Aboriginal peoples and provides research, analysis and policy advice to government on Indigenous matters.

AFFAIRES AUTOCHTONES

OBJECTIFS DU PROGRAMME

Le ministère des affaires autochtones supervise une approche pangouvernementale à l'égard des relations autochtones et est responsable de la coordination de l'ensemble des initiatives provinciales avec les Premières Nations. Le ministère est le principal interlocuteur et représente les intérêts de la province dans le cadre d'initiatives et de négociations multilatérales. Il mène le processus de consultation avec les peuples autochtones et donne des conseils au gouvernement sur des questions autochtones ayant trait à la recherche, à l'analyse et aux politiques.

TOTAL	7,157	TOTAL
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	7,110	À VOTER

COMMISSIONS PAID TO COLLECTORS OF PARI-MUTUEL TAXES

PROGRAM OBJECTIVES

To encourage the collection and remittance of pari-mutuel taxes and provide support to provincial racetracks and the horse racing industry.

COMMISSIONS VERSÉES AUX PERCEPTEURS DE LA TAXE SUR LE PARI MUTUEL

OBJECTIFS DU PROGRAMME

Vise à encourager la perception et la remise de la taxe sur le pari mutuel et à fournir un soutien aux hippodromes de la province et à l'industrie des courses de chevaux.

TOTAL	455	TOTAL
TO BE VOTED	455	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENTERPRISE RESOURCE PLANNING

PROGRAM OBJECTIVES

To provide for the oversight, business transformation and implementation of an Enterprise Resource Planning solution which supports Human Resource Management, Payroll, Financial Management and Procurement/Supply Chain business functions.

PLANIFICATION DES RESSOURCES ORGANISATIONNELLES

OBJECTIFS DU PROGRAMME

Prévoir la surveillance, la transformation opérationnelle et la mise en œuvre d'une solution de planification des ressources organisationnelles qui appuie les fonctions opérationnelles de la gestion des ressources humaines, du service de la paie, de la gestion financière ainsi que des achats/la chaîne d'approvisionnement.

TOTAL	31,619	TOTAL
TO BE VOTED	31,619	À VOTER

EQUAL EMPLOYMENT OPPORTUNITY PROGRAM

PROGRAM OBJECTIVES

To provide access to employment and opportunities for advancement within the provincial public service to Aboriginals, persons with disabilities and members of a visible minority group.

PROGRAMME D'ÉGALITÉ D'ACCÈS À L'EMPLOI

OBJECTIFS DU PROGRAMME

Offrir un accès à un emploi et aux possibilités d'avancement dans la fonction publique provinciale aux Autochtones, personnes handicapées et membres d'un groupe de minorité visible.

TOTAL	688	TOTAL
TO BE VOTED	688	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INTERGOVERNMENTAL AFFAIRS

PROGRAM OBJECTIVES

To ensure a strategic and corporate approach to promoting and protecting New Brunswick's interests in its relationships with other governments by coordinating New Brunswick's participation in regional, national and international organizations and by working with and providing advice and support to government departments in their relations with other governments. To enhance positive interprovincial and community relations as they relate to Canadian Francophonie, to coordinate government action on official languages and to negotiate and implement federal-provincial agreements relative to official languages to contribute to the province's social and economic priorities. To maximize New Brunswick's benefits from membership in the International Organization of the Francophonie (OIF) and to assure Protocol services. To ensure the Province's trade and interests are protected, and position the Province to maximize the benefits of international and internal trade agreements.

AFFAIRES INTERGOUVERNEMENTALES

OBJECTIFS DU PROGRAMME

Assurer une approche stratégique et globale pour promouvoir et protéger les intérêts du Nouveau-Brunswick dans ses relations avec d'autres gouvernements en coordonnant la participation du Nouveau-Brunswick dans les regroupements régionaux, nationaux et internationaux clés et en offrant la collaboration et l'avis aux ministères provinciaux sur leurs relations avec les autres gouvernements. Promouvoir des relations interprovinciales et communautaires positives en matière de Francophonie canadienne, coordonner l'action du gouvernement en matière de langues officielles et négocier et mettre en œuvre des ententes fédérales-provinciales relatives aux langues officielles à l'appui des priorités économiques et sociale de la province. Maximiser les avantages pour le Nouveau-Brunswick d'être membre de l'Organisation internationale de la francophonie (OIF) et assurer les services protocolaires. Assurer la protection des intérêts commerciaux de la province et positionner la province dans le but de maximiser les retombées des accords sur le commerce international et intérieur.

TOTAL	8,027	TOTAL
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	7,980	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LEGISLATED PENSION PLANS, BENEFIT ACCRUALS, SUBSIDIES, AND SUPPLEMENTARY ALLOWANCES / RÉGIMES DE RETRAITE PRÉVUS PAR LA LOI, ACCUMULATION DE PRESTATIONS, SUBVENTIONS ET ALLOCATIONS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES

To provide for the cost of legislated pension plans, benefit accruals, subsidies and supplementary allowances.

OBJECTIFS DU PROGRAMME

Couvrir le coût des régimes de retraite prévus par la loi, de l'accumulation des prestations, des subventions et des allocations supplémentaires.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

Legislated Pension Plans:		Régimes de pension prévus par la loi:
Ombud's Pension	180	Pension de l'ombud
Judges' Superannuation Plan	4,300	Régime de pension de retraite des juges
Members' Plans	2,400	Régimes des députés
Benefit Accruals, Subsidies, and Supplementary Allowances	78,750	Accumulation de prestations, subventions et allocations supplémentaires.
TOTAL	85,630	TOTAL
Less amounts authorized by law	180	Moins crédits autorisés par la loi
TO BE VOTED	85,450	À VOTER

NATURAL GAS DISTRIBUTION PROGRAM / PROGRAMME DE DISTRIBUTION DE GAZ NATUREL

PROGRAM OBJECTIVES

To provide a funding mechanism to ensure competitiveness of the natural gas distribution system relative to other home heating fuels resulting from implementing a carbon price in New Brunswick.

OBJECTIFS DU PROGRAMME

Prévoir un mécanisme de financement pour assurer la compétitivité du réseau de distribution de gaz naturel par rapport aux autres sortes de mazout domestique découlant de la mise en œuvre d'une tarification sur le carbone au Nouveau-Brunswick.

TOTAL	14,000	TOTAL
TO BE VOTED	14,000	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PENSION AND EMPLOYEE BENEFITS PLANS

RÉGIMES DE RETRAITE ET D'AVANTAGES SOCIAUX

PROGRAM OBJECTIVES

To provide for the employer's cost and/or contributions towards certain pension and employee benefit plans.

OBJECTIFS DU PROGRAMME

Fournir le coût et/ou la quote-part de l'employeur à certains régimes de retraite et d'avantages sociaux des employés.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

Canada Pension Plan	33,140	Régime de pensions du Canada
Group Insurance Plans	1,947	Régimes d'assurance collective
Employee and Family Assistance Program	510	Programme d'aide aux employés et leur famille
Shared Risk Plan for CUPE Employees of New Brunswick Hospitals	35,500	Régime à risques partagés des employés membres du SCFP des hôpitaux du Nouveau-Brunswick
Shared Risk Plan for Certain Bargaining Employees of New Brunswick Hospitals	47,940	Régime à risques partagés de certains employés syndiqués des hôpitaux du Nouveau-Brunswick
Public Service Shared Risk Plan	108,160	Régime à risques partagés dans les services publics
New Brunswick Teachers' Pension Plan	78,560	Régime de pension des enseignants du Nouveau-Brunswick
Part-time and Seasonal Pension Plan	3,264	Régime de pension des employé à temps partiel et saisonniers
Non-teaching School Districts Pension Plans	35,700	Régimes de retraite du personnel non enseignant des districts scolaires
Statutory Annuities	2	Rentes statutaires
TOTAL	344,723	TOTAL
Less amounts authorized by law	2	Moins crédits autorisés par la loi
TO BE VOTED	344,721	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PROVISION FOR LOSSES / PROVISION POUR PERTES

PROGRAM OBJECTIVES

To provide for the possible non-collection of amounts due to the Province, potential claims against the Province and other unforeseen losses.

OBJECTIFS DU PROGRAMME

Prévoir le non-recouvrement possible de montants dus à la province, les réclamations contre la province et d'autres pertes imprévisibles.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

Department of Agriculture, Aquaculture and Fisheries	3,000	Ministère de l'Agriculture, de l'Aquaculture, et des Pêches
Department of Finance and Treasury Board	6,000	Ministère des Finances et du Conseil du Trésor
Department of Justice and Public Safety	600	Ministère de la Justice et de la Sécurité publique
Department of Natural Resources and Energy Development	300	Ministère des Ressources naturelles et du Développement de l'énergie
Department of Social Development	4,000	Ministère du Développement social
Department of Transportation and Infrastructure	300	Ministère des Transports et de l'Infrastructure
TOTAL	14,200	TOTAL
TO BE VOTED	14,200	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

REVENUE SHARING AGREEMENTS WITH FIRST NATIONS

PROGRAM OBJECTIVES

To encourage the collection of tax related to on-reserve sales to non-natives, to encourage compliance with provincial gaming policy and to foster economic and community development to reserves.

PROGRAM COMPONENTS

TAX REVENUE SHARING AGREEMENTS	53,000	ACCORDS DE PARTAGE DES RECETTES ISSUES DE L'IMPÔT
GAMING REVENUE SHARING AGREEMENTS	12,300	ACCORDS DE PARTAGE DES RECETTES ISSUES DES JEUX DE HASARD
TOTAL	65,300	TOTAL
TO BE VOTED	65,300	À VOTER

TAX REVENUE SHARING AGREEMENTS: To encourage the collection of tax related to on-reserve sales to non-natives and to foster economic and community development on reserves, the Province shares with First Nations, with agreements, the provincial HST, tobacco, gasoline and motive fuel, and carbon emitting product tax revenues collected and remitted from on-reserve sales to non-native purchasers.

GAMING REVENUE SHARING AGREEMENTS: To encourage compliance with provincial gaming policy and to foster economic and community development, the Province shares gaming revenue with First Nations with agreements, as provided in section 24 of the *Gaming Control Act.*

ACCORDS DE PARTAGE DES RECETTES AVEC LES PREMIÈRES NATIONS

OBJECTIFS DU PROGRAMME

D'encourager la perception de l'impôt dans les reserves portant sur les ventes auprès de la population non autochtone, de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement communautaire dans les réserves.

ÉLÉMENTS DU PROGRAMME

ACCORDS DE PARTAGE DES RECETTES ISSUES DE L'IMPÔT : Pour encourager la perception de la taxe liée aux achats dans les réserves auprès d'allochtones et pour favoriser le développement économique et communautaire dans les réserves, le gouvernement provincial partage avec les Premières Nations ayant conclu des ententes les recettes tirées de la TVH provinciale, de la taxe sur le tabac, de la taxe sur l'essence et les carburants, et de la taxe sur les produits émetteurs de carbone qui sont perçues et remises à partir des ventes dans les réserves auprès d'allochtones.

ACCORDS DE PARTAGE DES RECETTES ISSUES DES JEUX DE HASARD : Afin de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement économique et communautaire, le gouvernement partage les recettes tirées des jeux de hasard avec les Premières nations par des accords, conformément à ce que prévoit l'article 24 de *la Loi sur la Réglementation des jeux.*

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE NEW BRUNSWICK / SERVICE NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES

To provide centralized services in the area of Information Technology, Procurement, Supply Chain, Laundry and Clinic Engineering to the Health Sector. Centralized services to Government departments and agencies in the areas of Information Technology, Procurement, Property Assessment, Accounts Payable, Collections, Payroll and Benefits Administration, Translation and Print Services. And to provide convenient access for the public to government and municipal services, such as registrations, permits and licenses, payment of various taxes and fees, and Residential Tenancies Tribunal through physical and electronic service channels.

OBJECTIFS DU PROGRAMME

Offrir des services centralisés dans les domaines des technologies de l'information, des achats, de la chaîne d'approvisionnement, des services de buanderie et de l'ingénierie clinique au secteur de la santé; des services centralisés aux ministères et aux organismes gouvernementaux dans les domaines de la technologie de l'information, des achats, de l'évaluation foncière, des comptes créditeurs, du recouvrement, de l'administration de la paie et des avantages sociaux, de la traduction et des services d'impression; et assurer au public un accès pratique aux services gouvernementaux et municipaux comme les immatriculations, les permis et les licences, le paiement de divers impôts et droits, le Tribunal sur la location de locaux d'habitation, grâce à des services physiques et électroniques.

TOTAL	194,061	TOTAL
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	194,014	À VOTER

SUPPLEMENTARY FUNDING PROVISION / PROVISION POUR FONDS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES

To provide supplementary funding to other programs in government for the cost associated with the settlement of collective bargaining agreements and other expenditures resulting from unanticipated events that may occur during the year.

OBJECTIFS DU PROGRAMME

Fournir des fonds supplémentaires à d'autres programmes gouvernementaux afin de couvrir les coûts associés à la conclusion de conventions collectives ainsi que d'autres dépenses découlant d'événements inattendus au cours de l'exercice.

TOTAL	289,031	TOTAL
TO BE VOTED	289,031	À VOTER
TOTAL - GENERAL GOVERNMENT	1,054,891	TOTAL - GOUVERNEMENT GÉNÉRAL

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
190,633	156,769	Corporate and Other Health Services / Services ministériels et autres services de santé	210,001
714,053	696,204	Medicare / Assurance-maladie	747,850
233,403	218,503	Drug Programs / Régimes d'assurance-médicaments	238,238
1,867,987	1,840,129	Part III Health Services / Services de santé de la partie III	2,004,867
0	0	Provincial Health Plan / Plan provincial de la santé	38,430
64,781	134,122	COVID-19 Pandemic / Pandémie de COVID-19	0
3,070,857	3,045,727	TOTAL - Gross Ordinary / Compte brute ordinaire	3,239,386

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES

PROGRAM OBJECTIVES

To plan, fund and monitor the delivery of health services to New Brunswickers through:
- the administration of all departmental programs;
- the delivery of provincial services;
- the administration of federal-provincial relations and interprovincial health agreements; and
- the development and administration of recruitment and retention programs for health human resources.

PROGRAM COMPONENTS

ADMINISTRATION AND FINANCIAL SERVICES — 11,076

Administrative support and advisory services in matters relating to accounting, budgeting, financial controls, communications, personnel and staff accommodations.

INNOVATION AND eHEALTH — 17,959

The branch oversees the overall alignment of information and communication technology implementation with the strategic directions of the health care system. This includes the development and implementation of One Patient, One Record and its ongoing operations, as well as all other information systems within the department.

SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ

OBJECTIFS DU PROGRAMME

Planifier, financer et surveiller la prestation des services de soins de santé à la population du Nouveau-Brunswick:
- la gestion de tous les programmes ministériels;
- la prestation de services provinciaux;
- la gestion des relations fédérales-provinciales et des ententes interprovinciales sur la santé;
- l'élaboration et l'administration de programmes de recrutement et de maintien des effectifs en matière de santé.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION ET SERVICES FINANCIERS — 11,076

Services consultatifs et de soutien administratif dans les domaines suivants: comptabilité, budget, contrôles financiers, communications, dotation en personnel et locaux et meubles pour le personnel.

INNOVATION ET CYBERSANTÉ — 17,959

La direction voit à l'harmonisation de la mise en oeuvre des technologies de communication et d'information avec les orientations stratégiques du système de soins de santé. Cela comprend le développement et la mise en oeuvre d'Un patient, un dossier, et de ses operations continues, ainsi que de tous les autres systems d'information au sein du ministère.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)
PLANNING AND HEALTH HUMAN RESOURCES	7,988	PLANIFICATION ET RESSOURCES HUMAINES EN SANTÉ
Strategic planning and evaluation of provincial health services and programs. Administrative support and advisory services in the areas of legislative development, federal-provincial relations and health human resources.		Planification stratégique et évaluation des politiques et programmes provinciaux relatifs à la santé. Soutien administratif et services consultatifs pour l'élaboration de mesures législatives, les relations fédérales-provinciales et les ressources humaines en santé.
MEDICAL EDUCATION PROGRAM SERVICES	15,391	SERVICES DES PROGRAMMES DE FORMATION MÉDICALE
Responsible for management of the delivery of medical education for the province.		Gérer la prestation des programmes de formation médicale pour la province.
OUT OF PROVINCE HOSPITAL PAYMENTS	75,286	RÈGLEMENT DES SERVICES HOSPITALIERS HORS-PROVINCE
Payment on behalf of New Brunswick residents for hospital services received outside the province.		Payer les services hospitaliers obtenus en dehors de la province par des résidents de la province.
PUBLIC HEALTH PROGRAM SERVICES	47,835	SERVICES DES PROGRAMMES DE SANTÉ PUBLIQUE
Responsible for policy development, planning and program support of public health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé publique dans la province.
HEALTH SERVICES LIABILITY PROTECTION PLAN	1,500	PLAN DE PROTECTION DE LA RESPONSABILITÉ - SERVICES DE SANTÉ
Provision of funding for health services liability cases and for claims administration.		Fournir des fonds pour les cas de responsabilité civile liés aux services de santé et l'administration des demandes d'indemnité.
ACUTE CARE	2,478	SOINS AIGUS
To provide policy direction, planning, resource allocation and program support for hospital services delivered in the province.		Orientation des politiques, planification, affectation des resources et soutien aux programmes des services hospitaliers de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)
NEW BRUNSWICK CANCER NETWORK	5,138	RÉSEAU DE CANCER DU NOUVEAU-BRUNSWICK
The network unifies, manages and coordinates a broad based system for cancer control in the province. It is designed to reduce the incidence of cancer and improve the quality of life of New Brunswick residents living with cancer.		Il unifit, gère et coordonne les services de divers organismes de lutte contre le cancer dans la province. Il vise à réduire le nombre de cancers et à améliorer la qualité de vie des cancéreux au Nouveau-Brunswick.
HEALTH EMERGENCY MANAGEMENT SERVICES	2,214	SERVICES DE GESTION DES INTERVENTIONS D'URGENCE EN SANTÉ
Oversight of the Province's Ambulance Services Program including planning, contract management, medical oversight, development and monitoring of standards and inspection of assets. Management of the Health Emergency Management Program.		Surveillance du programme des services d'ambulance de la province, y compris la planification, la gestion des contracts, la surveillance médicale, l'élaboration et la vérification du respect des normes ainsi que l'inspection des biens. Administration du programme de gestion des interventions d'urgence en matière de santé.
ADDICTION AND MENTAL HEALTH PROGRAM SERVICES	12,092	SERVICES DU PROGRAMME DE TRAITEMENT DES DÉPENDANCES ET DE SANTÉ MENTALE
Responsible for policy development, planning and program support of Addiction and Mental Health services delivered in the province.		Élaboration de politiques, planification et soutien des programmes pour les services de traitement des dépendances et de santé mentale offerts dans la province.
COMMUNITY HEALTH PROGRAM SERVICES	11,044	SERVICES DES PROGRAMMES DE SANTÉ COMMUNAUTAIRES
Responsible for policy development, planning and program support of community health services delivered in the province.		Responsable de l'élaboration de politiques, de la planification et du soutien des programmes des services de santé communautaires offerts.
TOTAL	210,001	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEDICARE		ASSURANCE-MALADIE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Ensuring entitled health services provided by physicians are accessible to the population at a reasonable cost to the Province. Funding of medical care for New Brunswick residents.		Assurer que les services de santé fournis par les médecins sont accessibles aux résidents admissibles, et ce, à un coût raisonnable pour le gouvernement. Financer les soins médicaux offerts à la population du Nouveau-Brunswick.
TOTAL	747,850	TOTAL
DRUG PROGRAMS		RÉGIMES D'ASSURANCE-MÉDICAMENTS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Funding of drug plans which provides for the payment of approved drugs.		Financement de régimes d'assurance-médicaments assurant le paiement de médicaments approuvés.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
NEW BRUNSWICK PRESCRIPTION DRUG PROGRAM	183,528	PLAN DE MÉDICAMENTS SUR ORDONNANCE DU NOUVEAU-BRUNSWICK
Funding of a drug plan which provides for the payment of approved drugs for senior citizens, nursing home residents, children-in-care, residents with specified medical conditions and, individuals identified by the Department of Social Development.		Financement d'un plan de médicaments sur ordonnance servant à payer certains médicaments approuvés pour les personnes âgées, les résidents des foyers de soins, les enfants pris en charge, les patients ayant des besoins précis et les personnes désignées par le ministère du Développement social.
NEW BRUNSWICK DRUG PLAN	54,710	RÉGIME MÉDICAMENTS DU NOUVEAU-BRUNSWICK
Insurance plan to provide coverage to all uninsured residents of New Brunswick to ensure affordable access to prescription drugs.		Régime d'assurance-médicaments garantissant à tous les résidents non assurés du Nouveau-Brunswick un accès abordable aux médicaments sur ordonnance.
TOTAL	238,238	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES

PROGRAM OBJECTIVES

Regional Health Authorities and EM/ANB are Part III organizations responsible for the planning, management and delivery of health services to New Brunswickers.

PROGRAM COMPONENTS

MEDICAL EDUCATION	18,227	FORMATION MÉDICALE
Responsible for the delivery of training through Regional Health Authorities for post graduate medical residents.		Gérer la prestation des programmes de formation par l'entremise des régies régionales de la santé pour les médecins résidents inscrits à des programmes d'études supérieures.
PUBLIC HEALTH SERVICES	26,914	SERVICES DE SANTÉ PUBLIQUE
Responsible for the delivery of community based public health programs and services in the areas of communicable disease prevention, management and control, and the promotion of healthy lifestyles/healthy families.		Assurer la prestation des programmes et services communautaires de santé publique dans les domaines de la prévention, de la gestion et du contrôle des maladies transmissibles ainsi que faire la promotion d'un mode de vie sain et de familles en santé.
HEALTH SERVICES	1,542,584	SERVICES DE SANTÉ
Funding for the delivery of hospital services within the province through Regional Health Authorities. Funding also included for the operations of the New Brunswick Health Council.		Financer la prestation des services hospitaliers dans la province par l'entremise des régies régionales de la santé. Des fonds sont aussi alloués pour les activités du Conseil du Nouveau-Brunswick en matière de santé.
ADDICTION AND MENTAL HEALTH SERVICES	162,858	SERVICES DE TRAITEMENT DES DÉPENDANCES ET DE SANTÉ MENTALE
Responsible for the delivery of Mental Health and Addiction services in the province through prevention-promotion, treatment, rehabilitation and maintenance programs. Mental Health and Addiction services are provided through Community Addiction and Mental Health Centres, Psychiatric Hospitals and Regional Hospital Psychiatric Units within the Regional Health Authorities.		Prestation des services de santé mentale et de traitement des dépendances dans la province en offrant des programmes de prévention ou de promotion, de traitement, de réadaptation et de services de maintien de la santé. Les services de santé mentale et de traitement des dépendances sont fournis par l'intermédiaire de centres communautaires de traitement des dépendances et de santé mentale, d'établissements de traitement des dépendances, d'hôpitaux psychiatriques et d'unités psychiatriques d'hôpitaux régionaux au sein des régies régionales de la santé.

SERVICES DE SANTÉ DE LA PARTIE III

OBJECTIFS DU PROGRAMME

Les régies régionales de la santé et EM/ANB sont des organismes de la Partie III chargés de la planification, gestion et livraison des services de soins de santé à la population du Nouveau-Brunswick.

ÉLÉMENTS DU PROGRAMME

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY HEALTH SERVICES	32,768	SERVICES DE SANTÉ COMMUNAUTAIRES
Responsible for the delivery of community health services through the Regional Health Authorities.		Responsable de la prestation des services de santé communautaires effectuée par l'entremise des régies régionales de la santé.
EM/ANB	221,516	EM/ANB
Responsible for the management and delivery of extra-mural and ambulance services programs within the province.		Assurer la gestion et la prestation des services de santé extra-muraux et des services d'ambulance de la province.
TOTAL	2,004,867	TOTAL

PROVINCIAL HEALTH PLAN		PLAN PROVINCIAL DE LA SANTÉ
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provision of targeted funding for priority initiatives within the Provincial Health Plan.		Fournir des fonds ciblés pour les initiatives prioritaires du plan provincial de la santé.
TOTAL	38,430	TOTAL
TOTAL - DEPARTMENT OF HEALTH	3,239,386	TOTAL - MINISTÈRE DE LA SANTÉ
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	3,239,339	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
25,850	26,702	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	27,050
25,850	26,702	TOTAL	27,050

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
1,500	2,200	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé…………………	1,500
1,500	2,200	TOTAL………………………………………………………………	1,500

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /

MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
16,609	16,609	Technical Safety and Corporate Services Division / Division de la sécurité technique et des services ministériels	17,282
172,303	177,236	Community Safety Division / Division de la sécurité communautaire	191,354
41,798	26,268	Security and Emergencies Dvision / Division de la sécurité et des urgences	47,336
21,149	21,149	Office of the Attorney General / Cabinet du procureur général	21,981
25,750	25,750	Justice Services Division / Division des services à la justice	25,468
10,354	10,516	Legal Aid / Aide juridique	10,855
22,091	28,991	COVID-19 Pandemic / Pandémie de COVID-19	0
310,054	306,519	TOTAL - Gross Ordinary / Compte brute ordinaire	314,276

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PUBLIC SAFTEY

TECHNICAL SAFETY & CORPORATE SERVICES DIVISION

PROGRAM OBJECTIVES

To provide management support and planning services necessary for the Department to achieve all its objectives and to ensure community safety through the regulation and licencing of liquor, gaming and security industries. To enhance safety by providing fire, electrical, plumbing, elevator and boiler and pressure vessel inspections as well as fire plan reviews and fire reporting and investigations.

PROGRAM COMPONENTS

ADMINISTRATIVE SERVICES 6,483

Provides management support and advisory services related to human resources, financial services, information systems, facilities and equipment.

PLANNING AND INNOVATION 728

Supports the refinement and implementation of the department's Integrated Business Planning Cycle that incorporates strategic direction, employee engagement, internal communications, work planning, continuous improvement, performance measurement and an accountability framework.

TECHNICAL INSPECTION SERVICES 4,353

Regulates the safe design, fabrication, installation and operation of electrical, plumbing, propane, natural and medical gas systems, boilers, pressure vessels, elevating devices and amusement rides.

SÉCURITÉ PUBLIQUE

DIVISION DE LA SÉCURITÉ TECHNIQUE ET DES SERVICES MINISTÉRIELS

OBJECTIFS DU PROGRAMME

Fournir le soutien administratif et les services de planification nécessaires à l'atteinte de tous les objectifs du Ministère et veiller à assurer la sécurité des collectivités par la réglementation et la délivrance de licences et de permis dans les secteurs des alcools, des loteries et de la sécurité. Renforcer la sécurité en procédant à l'inspection des incendies, des installations électriques, de la plomberie, des ascenseurs, des chaudières et des appareils à pression, ainsi qu'à l'examen des plans de sécurité-incendie et à l'établissement de rapports et d'enquêtes sur les incendies.

ÉLÉMENTS DU PROGRAMME

SERVICES ADMINISTRATIFS

Fournir du soutien administratif et des services consultatifs relativement aux ressources humaines, aux services financiers, aux systèmes d'information, aux installations et à l'équipement.

PLANIFICATION ET INNOVATION

Soutenir l'amélioration et la mise en œuvre du cycle de planification intégré des activités du Ministère, lequel comprend une orientation stratégique, la mobilisation des employés, la communication interne, la planification du travail, l'amélioration continue, l'évaluation du rendement et le cadre de responsabilisation.

SERVICES D'INSPECTION TECHNIQUE

Veiller à la réglementation concernant la conception, la fabrication, la mise en place et le fonctionnement sécuritaires des installations électriques et de plomberie, des installations au gaz propane, naturel et à usage médical, des chaudières, des appareils à pression, des appareils élévateurs et des manèges.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TECHNICAL SAFETY & CORPORATE SERVICES DIVISION (continued)		DIVISION DE LA SÉCURITÉ TECHNIQUE ET DES SERVICES MINISTÉRIELS (suite)
GAMING CONTROL BRANCH	2,204	DIRECTION DE LA RÈGLEMENTATION DES JEUX
Licenses and regulates charitable gaming and registers and monitors those who provide casino and video lottery gaming to ensure compliance with the *Gaming Control Act* and ensure the integrity of gaming in New Brunswick. Licenses the liquor and security industries and ensures compliance with legislation.		Veiller à la réglementation et à la délivrance de permis et de licences dans le domaine des loteries et des jeux de bienfaisance, ainsi qu'inscrire et encadrer les fournisseurs de jeux de casino et de jeux de loterie vidéo pour assurer le respect de la *Loi sur la réglementation des jeux* et l'intégrité des jeux au Nouveau-Brunswick. Assurer la délivrance de licences et de permis dans les secteurs des alcools et de la sécurité, et veiller à assurer la conformité à la loi.
OFFICE OF THE FIRE MARSHAL	2,336	BUREAU DU PRÉVÔT DES INCENDIES
Carries out the provision of the *Fire Prevention Act*, delivers fire prevention and protection programs, and works with fire departments, municipalities and partner organizations to promote fire safety.		Veiller à l'application des dispositions de la *Loi sur la prévention des incendies*, voir à la prestation de programmes sur la prévention des incendies et la protection contre les incendies et collaborer avec les services d'incendie, les municipalités et les organismes partenaires afin de promouvoir la sécurité-incendie dans la province.
POLICY	1,178	POLITIQUE
Provides leadership and support in the identification, analysis, and development of program and policy initiatives. Supports legislation development and federal/provincial/territorial relations. Administers the *Right to Information and Protection of Privacy Act* and the *Personal Health Information Privacy and Access Act*.		Assurer un leadership et fournir un soutien pour cerner, évaluer et élaborer des projets de programmes et de politiques; appuyer l'élaboration de dispositions législatives et l'établissement de relations fédérales, provinciales et territoriales; veiller à l'application de la *Loi sur le droit à l'information et la protection de la vie privée* et de la *Loi sur l'accès et la protection en matière de renseignements personnels sur la santé*.
TOTAL	17,282	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION

PROGRAM OBJECTIVES

To enhance safety by delivering inspection and enforcement services that make highways, communities and off-road trails safer, administering firearms licencing for individuals and businesses and inspecting shooting ranges, and administering provincial policing standards and policing contracts. To prevent avoidable deaths by investigating all sudden and unexpected deaths. To support the safe and impartial administration of justice by providing court security and detainee security services managing juries and serving and executing court orders. To reduce crime and enhance safety and security providing services to those in conflict with the law, caring for and supervising those remanded or sentenced by the Courts to institutional or community-based sentences and by providing services to victims of crime. To promote road safety through regulation and licencing of drivers and vehicles.

PROGRAM COMPONENTS

ADULT INSTITUTIONAL SERVICES 37,242

Provides institutional-based care and custody services and provision of criminogenic rehabilitation programs and reintegration planning.

COMMUNITY AND YOUTH JUSTICE SERVICES 13,814

Provides Victims Services, Probation Services, Diversion and Restorative Justice Services, and Youth Custody Services.

DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE

OBJECTIFS DU PROGRAMME

Améliorer la sécurité en fournissant des services d'inspection et d'application de la loi qui rendent les routes, les communautés et les sentiers hors route plus sûrs, en administrant les permis d'armes à feu pour les particuliers et les entreprises et en inspectant les champs de tir, et en administrant les normes et les contrats de police provinciaux. Prévenir les décès évitables en enquêtant sur tous les décès soudains et inattendus. Soutenir l'administration sûre et impartiale de la justice en assurant la sécurité dans les palais de justice, en fournissant des services de sécurité des détenus, en veillant à la gestion des jurys ainsi qu'à la signification et à l'exécution des ordonnances du tribunal. Réduire la criminalité et renforcer la sûreté et la sécurité en fournissant des services aux personnes qui ont des démêlés avec la justice, en prenant en charge et en surveillant les personnes en détention provisoire ou condamnées par les tribunaux à des peines en établissement ou en milieu communautaire et en fournissant des services aux victimes d'actes criminels. Promouvoir la sécurité routière par la réglementation et l'octroi de permis aux conducteurs et aux véhicules.

ÉLÉMENTS DU PROGRAMME

SERVICES DES ÉTABLISSEMENTS POUR ADULTES

Fournir des services de garde et de détention en établissement, et assurer la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et de services de planification de la réintégration.

SERVICES COMMUNAUTAIRES ET SERVICES DE JUSTICE POUR LES JEUNES

Offre des services aux victimes, des services liés à la probation, des services en matière de déjudiciarisation et de justice réparatrice, ainsi que des services de placement sous garde pour les jeunes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)
CRIME PREVENTION PROGRAM	224	PROGRAMME DE PRÉVENTION DE LA CRIMINALITÉ
Prevents crime and victimization and increases efficiencies by improving crime prevention policy and practice through the development and promotion of evidence-based, cost-effective approaches while fostering collaborative multi-sector partnerships.		Prévenir la criminalité et les préjudices subis par les victimes et accroître l'efficacité en améliorant les politiques et les pratiques de prévention de la criminalité par l'élaboration et la promotion de démarches rentables fondées sur des données probantes tout en encourageant les partenariats multisectoriels de collaboration.
INSPECTION AND ENFORCEMENT SERVICES	20,173	SERVICES D'INSPECTION ET D'APPLICATION DE LA LOI
Provides education, inspection, compliance and enforcement functions under provincial and some federal laws to make our people and communities safer and more secure.		Exercer des fonctions de sensibilisation, d'inspection, de conformité et d'application des lois en vertu de dispositions législatives provinciales et fédérales pour accroître la sûreté et la sécurité de la population et des collectivités.
SHERIFF SERVICES	10,033	SERVICES DES SHÉRIFS
Provides security for all courthouse locations in accordance with the *Court Security Act* , detainees security (transportation, escort and detention supervision), jury management, document service and court orders execution.		Veiller à la sécurité de tous les palais de justice conformément à la *Loi sur la sécurité des tribunaux* , à la sécurité des détenus (transport, escorte et surveillance de la détention), à la gestion des jurys, à la signification des documents et à l'exécution des ordonnances du tribunal.
POLICING CONTRACT MANAGEMENT	101,487	GESTION DES CONTRATS DE POLICE
Administers and oversees the Provincial Police Service Agreement between New Brunswick and Canada to ensure effective and efficient provincial and local policing.		Administrer et superviser l'Entente sur le service de police provincial entre le Nouveau-Brunswick et le Canada afin de garantir l'efficacité et l'efficience des services de police provinciaux et locaux.
POLICING STANDARDS	651	NORMES DE POLICE
Prevents and reduces crime and victimization through the establishment of standards for policing services as well as auditing for compliance with these standards.		Prévenir et réduire la criminalité et la victimisation par l'établissement de normes pour les services de police ainsi que par la vérification du respect de ces normes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)
CORONER SERVICES	2,593	SERVICES DES CORONERS
Independently investigates all sudden and unexpected deaths and conducts inquests as may be required in the public interest.		Mener des enquêtes indépendantes dans tous les cas de morts soudaines et suspectes et mener des enquêtes dans l'intérêt du public.
MOTOR VEHICLE BRANCH	4,157	DIRECTION DES VÉHICULES À MOTEUR
Protects road and trail users by overseeing licencing and registration of vehicles, drivers, dealers, and inspections stations.		Protéger les usagers de la route et des sentiers en supervisant la délivrance des permis et l'enregistrement des véhicules, des conducteurs, des concessionnaires et des postes de vérification.
FIREARMS OFFICE	980	BUREAU DES ARMES À FEU
Supports safe communities and responsible firearm ownership by controlling the ownership, purchase, movement and use of firearms within New Brunswick through the administration of federal firearms legislation.		Contribuer à la sécurité des collectivités et appuyer la possession responsable d'armes à feu en se chargeant de la gestion des dispositions législatives fédérales sur les armes à feu pour assurer le contrôle de la propriété, de l'achat, du déplacement et de l'utilisation des armes à feu au Nouveau-Brunswick.
TOTAL	191,354	TOTAL
SECURITY AND EMERGENCIES DIVISION		DIVISION DE LA SÉCURITÉ ET DES URGENCES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To ensure a safe and secure society by providing coordination, policy advice and services regarding 911, emergency management and public security in partnership with stakeholders and partners.		Veiller à la sécurité et à la sûreté de la société en fournissant des services de coordination et de conseil stratégique ainsi que des services concernant le 911, la gestion des urgences et la sécurité publique en partenariat avec les intervenants et les partenaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
OFFICE OF THE PROVINCIAL SECURITY ADVISOR	1,010	BUREAU DU CONSEILLER PROVINCIAL EN MATIÈRE DE SÉCURITÉ
Responsible for the provision of security advice and services to Government and internal / external stakeholders in order to reduce threats and risks to services, networks, critical infrastructure (CI), assets and persons critical to New Brunswick's security, safety and economy, from deliberate, accidental and natural acts or events.		Fournir au gouvernement et à des intervenants internes et externes des services et avis en matière de sécurité visant à réduire les menaces et les risques que des actes ou événements délibérés, accidentels ou naturels peuvent faire peser sur les services, les réseaux, les infrastructures essentielles ainsi que les personnes et les biens essentiels à la sécurité, à la sûreté et à l'économie du Nouveau-Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION (continued)		DIVISION DE LA SÉCURITÉ ET DES URGENCES (suite)
EMERGENCY MEASURES ORGANIZATION	3,354	ORGANISATION DES MESURES D'URGENCE
Provides advice, training and service coordination in planning for, responding to and recovering from emergency events.		Fournir des conseils, de la formation et une coordination des services en matière de planification, d'intervention et de rétablissement en cas d'urgence.
DISASTER FINANCIAL ASSISTANCE PROGRAM	41,812	PROGRAMME D'AIDE FINANCIÈRE EN CAS DE CATASTROPHE
Provides a mechanism for government to assist property owners, small businesses and municipalities with uninsurable losses caused by disasters.		Fournir un mécanisme permettant au gouvernement d'aider les propriétaires de biens, les petites entreprises et les municipalités à surmonter les pertes non assurables causées par les catastrophes.
COMMUNITY CAPACITY AND RESILIENCY	1,160	CAPACITÉ COMMUNAUTAIRE ET RÉSILIENCE
Responsible for aligning government and community efforts to recover from the extensive impacts of COVID-19 and building resiliency to future disaster and crises by supporting 12 multi-sector Regional Resiliency Teams in the development and implementation of action plans.		Harmoniser les efforts du gouvernement et des collectivités pour se rétablir des répercussions considérables de la COVID-19 et pour renforcer la résilience face aux catastrophes et crises futures en soutenant 12 équipes de résilience régionales et multisectorielles dans l'élaboration et la mise en œuvre de plans d'action.
TOTAL	47,336	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE AND ATTORNEY GENERAL

OFFICE OF THE ATTORNEY GENERAL

PROGRAM OBJECTIVES

To promote the impartial administration of justice by enabling the Attorney General to discharge his or her constitutional responsibilities regarding the enforcement of the criminal law, the provision of legal advice and the representation of the Crown in all civil and constitutional matters, as well as the drafting of legislation and regulations.

PROGRAM COMPONENTS

LEGAL SERVICES BRANCH 4,891

Provides professional legal services to government departments and agencies in the areas of employment and administrative law, corporate, commercial and property law, litigation and other adversarial proceedings before adjudicative bodies, including courts, boards and tribunals, constitutional law and legal opinions on issues and matters related to the ongoing operations of government.

LEGISLATIVE SERVICES BRANCH 2,880

Provides a central legislative drafting service in both official languages, for all public acts and regulations, to all government departments and agencies; provides advice to the Executive Council on legislative matters; discharges the responsibilities conferred upon the Registrar of Regulations under the *Regulations Act* ; provides legal advice on Cabinet Agenda; revises the Statutes of New Brunswick through the Statute Revision Project; discharges the responsibilities conferred upon the Queen's Printer under the *Queen's Printer Act* .

JUSTICE ET DE PROCUREUR GÉNÉRAL

CABINET DU PROCUREUR GÉNÉRAL

OBJECTIFS DU PROGRAMME

Promouvoir l'administration impartiale de la justice, s'acquitter des responsabilités constitutionnelles du procureur général quant aux poursuites publiques, à la fourniture d'avis juridiques et à la représentation de la Couronne dans tous les domaines civils et constitutionnels, ainsi qu'à la rédaction des lois et règlements.

ÉLÉMENTS DU PROGRAMME

DIRECTION DES SERVICES JURIDIQUES 4,891

Fournir aux ministères et aux organismes gouvernementaux des services juridiques professionnels dans les domaines du droit administratif et du droit du travail, du droit commercial et du droit des biens, du droit constitutionnel, ainsi que du contentieux et d'autres procédures accusatoires soumises à des organismes d'arbitrage (y compris en cour ou devant des commissions ou des tribunaux administratifs). Fournir en outre des conseils juridiques concernant des questions et des sujets se rapportant aux activités du gouvernement.

DIRECTION DES SERVICES LÉGISLATIFS 2,880

Fournir un service centralisé de rédaction des lois et des règlements publics dans les deux langues officielles à tous les ministères et organismes gouvernementaux; donner des conseils au Conseil exécutif sur les questions législatives; assumer les responsabilités du Registraire des règlements en vertu de la *Loi sur les règlements* ; fournir des avis juridiques sur les questions à l'ordre du jour du Cabinet; revoir les lois du Nouveau-Brunswick dans le cadre du Projet de révision des lois; et s'acquitter des fonctions d'Imprimeur de la Reine conformément à la *Loi sur l'Imprimeur de la Reine* .

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE ATTORNEY GENERAL (continued)		CABINET DU PROCUREUR GÉNÉRAL (suite)
FAMILY CROWN SERVICES	2,899	SERVICES DES PROCUREURS DE LA COURONNE À LA FAMILLE
Provides professional legal services, including litigation and legal opinions to the Department of Social Development and to the Director of Support Enforcement in the area of family law and acts as designate and agent of the Attorney General under specific federal and provincial legislation and international treaties in the areas of family law and the civil aspects of international child abduction.		Fournir des services juridiques professionnels, dont les litiges et les avis juridiques, au ministère du Développement social et au directeur de l'exécution des ordonnances de soutien dans les affaires liées au droit de la famille, et remplir la fonction de remplaçant désigné et de représentant du procureur général en vertu de certaines lois fédérales et provinciales et de traités internationaux quant aux questions relevant du droit de la famille et aux aspects civils de l'enlèvement international d'enfants.
PUBLIC PROSECUTION SERVICES	11,311	SERVICES DES POURSUITES PUBLIQUES
Ensures that laws enacted for the protection of all citizens are respected and enforced by providing independent, effective and impartial prosecution services. With the decision to continue or terminate a prosecution, the crown prosecutors exercise broad discretion in the public interest.		Veiller à ce que les lois promulguées pour la protection des citoyens soient respectées et mises en application en fournissant des services de poursuite indépendants, efficaces et impartiaux. Dans la prise de la décision de maintenir une poursuite ou d'y mettre fin, les procureurs de la Couronne sont investis d'un pouvoir d'appréciation étendu qu'ils exercent dans l'intérêt public.
TOTAL	21,981	TOTAL

JUSTICE SERVICES DIVISION / DIVISION DES SERVICES À LA JUSTICE

PROGRAM OBJECTIVES

To deliver a transparent and unbiased justice system to the public, and provide legal support services, administrative services, security services and operational services to the public while supporting the Judiciary in carrying out their mandate in delivering expeditious access to justice.

OBJECTIFS DU PROGRAMME

Offrir au public un système judiciaire transparent et impartial ainsi que des services d'aide juridique, des services administratifs, des services de sécurité et des services opérationnels tout en appuyant la magistrature dans l'exécution de son mandat de fournir un accès rapide à la justice.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES DIVISION (continued)

PROGRAM COMPONENTS

COURT SERVICES — 8,881

Supports the New Brunswick court system (Court of Queen's Bench, Small Claims Court, Probate Court, Bankruptcy and Insolvency Division, Criminal Court and Youth Justice Court) by providing court attendance, order production, case file management, registry services and other administrative services in support of the Judiciary and the public. Delivers specialized initiatives, including the Healing to Wellness Court, Domestic Violence Court, Family Case Management, Family Law Information Center, Mental Health Docket, Intimate Partner Violence Intervention and the Case Management Triage Officer.

JUDICIARY — 8,424

Provides salaries and benefits for provincially appointed judges who preside over the criminal court of first instance, as well as other related items in respect of both the federally and provincially appointed judiciary.

OFFICE OF THE REGISTRAR — 805

Supports the Court of Appeal and its judiciary by providing guidance to the public and lawyers. Serves as the registry for New Brunswick for all bankruptcies and divorces, processes inter-jurisdictional applications for the establishment of variation of family support orders and processes all New Brunswick adoptions.

DIVISION DES SERVICES À LA JUSTICE (suite)

ÉLÉMENTS DU PROGRAMME

DIRECTION DES SERVICES DES TRIBUNAUX — 8,881

Appuyer le fonctionnement de l'appareil judiciaire du Nouveau-Brunswick (Cour du Banc de la Reine, Cour des petites créances, Cour des successions, Division de la faillite et de l'insolvabilité, Cour provinciale et Tribunal pour adolescents) en offrant des services de préposés aux tribunaux, de production d'ordonnances, de gestion des dossiers et de greffe, ainsi que d'autres services administratifs à l'appui du système judiciaire et du public. Mettre en œuvre des initiatives spécialisées, notamment le tribunal du mieux-être, le tribunal des chargés des causes de violence conjugale, la gestion des dossiers de droit de la famille, le centre d'information sur le droit de la famille, le tribunal de la santé mentale, l'intervention en matière de violence entre partenaires intimes, et le système du triage pour la gestion des causes.

MAGISTRATURE — 8,424

Fournir les traitements et les avantages sociaux des juges nommés par le gouvernement provincial qui président les tribunaux pénaux de première instance, de même que d'autres articles connexes, aux membres de la magistrature nommés par les gouvernements fédéral et provincial.

BUREAU DU REGISTRAIRE — 805

Soutenir la Cour d'appel et son appareil judiciaire en fournissant des conseils au public et aux avocats, tenir un registre de l'ensemble des faillites et des divorces au Nouveau-Brunswick, traiter les demandes intergouvernementales d'établissement ou de modification d'ordonnances de soutien familial et s'occuper de tous les dossiers d'adoption au Nouveau-Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES DIVISION (continued)		DIVISION DES SERVICES À LA JUSTICE (suite)
JUSTICE REGIONAL ADMINISTRATION AND SUPPORT	3,396	ADMINISTRATION RÉGIONALE ET SOUTIEN DES SERVICES À LA JUSTICE
Provides strategic services and operational support to court and Justice Services Division operations.		Fournir des services stratégiques et un soutien opérationnel aux activités des tribunaux et de la Division des services à la justice.
OFFICE OF SUPPORT ENFORCEMENT	2,106	BUREAU DE L'EXÉCUTION DES ORDONNANCES DE SOUTIEN
Enforces family support provisions (Child and Spousal Support Payments) in court orders and agreements in accordance with the *Support Enforcement Act* and the *Divorce Act* by using progressive enforcement actions to ensure compliance.		Veiller à l'application des dispositions de soutien familial (prestations de soutien au conjoint et aux enfants) des ordonnances des tribunaux et des ententes judiciaires conformément à la *Loi sur l'exécution des ordonnances de soutien* et à la *Loi sur le divorce* au moyen de mesures progressives d'application de la loi visant la conformité des décisions.
HEARING OFFICERS	1,010	AGENTS D'AUDIENCE
Provides a variety of quasi-judicial hearings, including Small Claims Adjudication, Family Case Management Hearings and conducts Emergency Intervention Order Hearings.		Assurer la tenue de diverses audiences quasi judiciaires, notamment les audiences d'arbitrage de la Cour des petites créances, les audiences de gestion des dossiers en droit de la famille et les audiences relatives aux ordonnances d'intervention d'urgence.
COURT OF QUEENS BENCH - OFFICE OF THE CLERKS OF THE COURT	846	COUR DU BANC DE LA REINE – BUREAU DES GREFFIERS DE LA COUR
Provides legal and administrative oversight of the Court of Queen's Bench for eight judicial districts. Responsible for scheduling the court docket and the receipt and issuance of legal documents in all matters before the Family Division, the Trial Division, the Probate Court, and Small Claims Court.		Assurer la surveillance juridique et administrative de la Cour du Banc de la Reine pour huit circonscriptions judiciaires, planifier le rôle de la Cour, ainsi que recevoir et émettre des documents juridiques relativement à toute affaire devant la Division de la famille, la Division de première Instance, la Cour des successions et la Cour des petites créances.
TOTAL	25,468	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LEGAL AID

PROGRAM OBJECTIVES

Provides criminal and domestic legal aid services, and Public Trustee Services through the New Brunswick Legal Aid Services Commission.

AIDE JURIDIQUE

OBJECTIFS DU PROGRAMME

Fournir des services d'aide juridique en matière de droit pénal et de droit de la famille, ainsi que des services de curateur public par le truchement de la Commission des services d'aide juridique du Nouveau-Brunswick.

TOTAL	10,855	TOTAL
TOTAL - DEPARTMENT OF JUSTICE AND PUBLIC SAFETY	314,276	TOTAL - MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
Less amounts authorized by law	94	Moins crédits autorisés par la loi
TO BE VOTED	314,182	A VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
150	150	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	150
513	513	Canadian Family Justice Fund / Fonds canadien de justice familiale	449
2,660	2,946	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	2,637
290	260	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	260
207	207	National Safety Code Agreement / Entente concernant le Code national de sécurité	207
1,377	2,170	Victim Services Account / Compte pour les services aux victimes	2,147
7,592	7,592	NB 911 Service Fund / Fonds pour le service d'urgence NB 911	10,396
1,346	1,346	Crime Prevention / Prévention de la criminalité	1,282
14,135	15,184	TOTAL	17,528

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
9,137	9,137	Members' Allowances, Committees and Operations / Indemnités des députés, comités et activités	9,162
3,799	3,894	Office of the Legislative Assembly / Bureau de l'Assemblée législative	4,065
3,377	3,227	Office of the Auditor General / Bureau du vérificateur général	3,408
2,234	2,234	Offices of Leaders and Members of Registered Political Parties / Bureaux des chefs et des membres des partis politiques enregistrés	2,247
9,330	9,452	Elections New Brunswick / Élections Nouveau-Brunswick	12,699
1,712	1,592	Office of the Ombud / Bureau de l'ombud	1,790
1,307	1,307	Office of the Child,Youth and Senior Advocate / Bureau du défenseur des enfants, des jeunes et des aînés	1,398
729	729	Office of the Commissioner of Official Languages / Commissariat aux langues officielles	735
500	500	Office of the Consumer Advocate for Insurance / Bureau du défenseur du consommateur en matière d'assurances	601
369	324	Office of the Integrity Commissioner / Bureau du commissaire à l'intégrité	330
32,494	32,396	TOTAL - Gross Ordinary / Compte brute ordinaire	36,435

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEMBERS' ALLOWANCES, COMMITTEES AND OPERATIONS		INDEMNITÉS DES DÉPUTÉS, COMITÉS ET ACTIVITÉS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for the operation of the Legislative Assembly, including Committees, and for the salaries, annual indemnities, annual expense allowances and expenses for Members of the Legislative Assembly and Committees of the Legislative Assembly.		Assurer le financement des activités de l'Assemblée législative, y compris les comités, des salaires, des indemnités annuelles, des allocations annuelles pour dépenses et des dépenses des parlementaires et des membres des comités de l'Assemblée législative.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
ALLOWANCES TO MEMBERS	8,906	INDEMNITÉS DES DÉPUTÉS
Provide for the operations of the Legislative Assembly, including Committees, and for salaries, annual indemnities, annual expense allowances and expenses as set out in Schedule "A" of the *Legislative Assembly Act.*		Couvrir le fonctionnement de l'Assemblée législative, y compris les comités, et le versement des traitements, des indemnités annuelles, des allocations de dépenses annuelles et des dépenses prévues dans l'annexe A de la *Loi sur l'Assemblée législative.*
LEGISLATIVE COMMITTEES	256	COMITÉS DE L'ASSEMBLÉE LÉGISLATIVE
Provide funding for various Standing and Select Committees of the Legislative Assembly.		Assurer le financement des divers comités permanents et spéciaux de l'Assemblée législative.
TOTAL	9,162	TOTAL
Less amounts authorized by law	4,272	Moins crédits autorisés par la loi
TO BE VOTED	4,890	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY		BUREAU DE L'ASSEMBLÉE LÉGISLATIVE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide administrative support services for the Legislative Assembly including the Speaker, the Members of the Legislative Assembly and their staff.		Fournir des services de soutien administratif pour l'Assemblée législative, notamment le président ou la présidente ainsi que les députés et leur personnel.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
HANSARD OFFICE	743	BUREAU DU HANSARD
Responsible for the production of the Journal of Debates (Hansard).		Assurer la rédaction du Journal des débates (hansard).
DEBATES TRANSLATION	860	TRADUCTION DES DÉBATS
Provide translation services to the Legislative Assembly and its Committees.		Fournir des services de traduction pour l'Assemblée législative et ses comités.
CLERK'S OFFICE	1,846	BUREAU DU GREFFIER
Provide procedural and administrative support services to the Assembly and Committees, financial, human resource, technology and security services for the Office of the Speaker, Members of the Legislative Assembly and all branches of the Legislative Assembly Office.		Conseiller l'Assemblée législative et les comités en matière de procédure et leur assurer des services de soutien administratif, assurer des services liées aux finances, aux ressources humaines, à la technologie et à la sécurité au Cabinet du président, aux députés, ainsi qu'à toutes les sections du Bureau de l'Assemblée législative.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY (continued)		BUREAU DE L'ASSEMBLÉE LÉGISLATIVE (suite)
LEGISLATIVE LIBRARY	616	BIBLIOTHÈQUE DE L'ASSEMBLÉE LÉGISLATIVE
Operate primarily for the use of the Members of the Legislative Assembly and their staff by providing access to information and resources in order that the Members may better serve the people of New Brunswick.		Être au service principalement des députés et de leur personnel en leur donnant accès à de l'information et à des ressources leur permettant de mieux servir la population du Nouveau-Brunswick.
TOTAL	4,065	TOTAL
TO BE VOTED	4,065	À VOTER

OFFICE OF THE AUDITOR GENERAL		BUREAU DU VÉRIFICATEUR GÉNÉRAL
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To audit the accounts of the Province of New Brunswick and certain Crown agencies on behalf of the Legislative Assembly. To report annually to the Legislative Assembly, matters of significance, including observed instances where money has been expended without due regard to economy and efficiency, or where appropriate and satisfactory procedures have not been established to measure and report on the effectiveness of programs.		Vérifier les comptes de la province du Nouveau-Brunswick et de certains organismes de la Couronne au nom de l'Assemblée législative. Faire rapport annuellement des faits significatifs à l'Assemblée législative, y compris les cas où des sommes ont été dépensées sans considération pour l'économie ou l'efficience, ou lorsque des procédures appropriées et satisfaisantes n'ont pas été établies pour mesurer l'efficacité des programmes et en faire rapport.
TOTAL	3,408	TOTAL
TO BE VOTED	3,408	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES

PROGRAM OBJECTIVES

To provide funding for Members who are Leaders of Registered Political Parties, and to provide funding for secretarial and research staff to Members of the Legislative Assembly, in accordance with the *Legislative Assembly Act.*

PROGRAM COMPONENTS

OFFICE OF GOVERNMENT MEMBERS		643
Provide secretarial and other assistance incidental to the performance of the duties of the members.		
Program for Members	643	
OFFICE OF THE OFFICIAL OPPOSITION		956
Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.		
Leader	531	
Program for Members	425	
OFFICE OF THE GREEN CAUCUS		337
Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.		
Leader	262	
Program for Members	75	

BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS

OBJECTIFS DU PROGRAMME

Assurer un financement pour les députés provinciaux qui sont chefs d'un parti politique enregistré ainsi que pour le personnel de secrétariat et de recherche pour les députés, conformément à la *Loi sur l'Assemblée législative.*

ÉLÉMENTS DU PROGRAMME

BUREAU DES DÉPUTÉS DU GOUVERNEMENT	
Fournir de l'aide en matière de secrétariat et autre relativement à l'exercice des fonctions des députés.	
Programme pour les députés	643
BUREAU DE L'OPPOSITION OFFICIELLE	
Fournir un traitement et une allocation de dépenses au chef. Fournir de l'aide en matière de secrétariat et autre relativement à l'exercice des fonctions des députés.	
Chef	531
Programme pour les députés	425
BUREAU DU CAUCUS DU PARTI VERT	
Fournir un traitement et une indemnité pour dépenses au chef. Fournir de l'aide en matière de secrétariat et d'autre aide relativement à l'exercice des fonctions des députés.	
Chef	262
Programme pour les députés	75

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES (continued)

OFFICE OF THE PEOPLE'S ALLIANCE CAUCUS — 311

Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.

Leader	261	
Program for Members	50	
TOTAL		2,247
Less amounts authorized by law		95
TO BE VOTED		2,152

ELECTIONS NEW BRUNSWICK

PROGRAM OBJECTIVES

Elections New Brunswick is a non partisan office headed by the Chief Electoral Officer. Its mandate is:

– to supervise and administer the conduct of all provincial, municipal, rural community, district education council and regional health authority elections, plebiscites and referendums held in the province; and

– to administer and monitor compliance with the *Elections Act, Municipal Elections Act,* and *Political Process Financing Act* by election officers, candidates, registered political parties, registered district associations, official agents, and third parties.

PROGRAM COMPONENTS

GENERAL OPERATIONS — 12,031

To fulfill the mandate of Elections New Brunswick.

BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS (suite)

BUREAU DU CAUCUS DE L'ALLIANCE DES GENS — 311

Fournir un traitement et une indemnité pour dépenses au chef. Fournir de l'aide en matière de secrétariat et d'autre aide relativement à l'exercice des fonctions des députés.

Chef	261	
Programme pour les députés	50	
TOTAL		2,247
Moins crédits autorisés par la loi		95
À VOTER		2,152

ÉLECTIONS NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Élections Nouveau-Brunswick est un bureau non partisan dirigé par le directeur général des élections. Son mandat est:

– de superviser et d'administrer le déroulement de toutes les élections provinciales, municipales, de communautés rurales, de conseils d'éducation de district, de régies régionales de la santé, de plébiscites et de référendums tenus dans la province; et

– d'administrer et de surveiller la conformité avec la *Loi électorale*, la *Loi sur les élections municipales*, et la *Loi sur le financement de l'activité politique* par les membres du personnel électoral, les candidats, les partis politiques enregistrés, les associations de circonscription enregistrées, les agents officiels, et les tiers.

ÉLÉMENTS DU PROGRAMME

FONCTIONNEMENT GÉNÉRAL — 12,031

Pour remplir le mandat d'Élections Nouveau-Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ELECTIONS NEW BRUNSWICK (continued)		ÉLECTIONS NOUVEAU-BRUNSWICK (suite)
LEGISLATIVE PAYMENTS TO REGISTERED POLITICAL PARTIES	668	PAIEMENTS LÉGISLATIFS AUX PARTIS POLITIQUES ENREGISTRÉS
To support the activities of registered political parties and reimburse the audit fees associated with their annual financial returns.		Pour soutenir les activités des partis politiques enregistrés et rembourser les honoraires de vérification associés à leurs rapports financiers annuels.
TOTAL	12,699	TOTAL
TO BE VOTED	12,699	À VOTER
OFFICE OF THE OMBUD		BUREAU DE L'OMBUD
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To investigate complaints under the *Ombud Act* against government departments, Crown corporations, municipalities, school districts or regional health authorities.		Mener des enquêtes conformément à la *Loi sur L'Ombud* relativement aux plaintes déposées contre les Ministères, les sociétés de la Couronne, les municipalités, les districts scolaires ou les réseaux de la santé.
To administer the *Right to Information and Protection of Privacy Act* and the *Personal Health Information Privacy and Access Act* for the Province of New Brunswick, including to inform the public about the legislation, to receive inquiries and provide assistance, to provide an independent review and resolution of complaints in matters of requests for access and matters of breach of privacy, to conduct investigations, to promote best practices, to conduct audits, and to make recommendations.		Appliquer au nom de la province la *Loi sur le droit à l'information et la protection de la vie privée* et la *Loi sur l'accès et la protection en matière de renseignements personnels sur la santé*, y compris renseigner le public au sujet des lois, recevoir les demandes de renseignements, fournir de l'aide, assurer l'exercice de recours indépendant, arriver à un règlement des plaintes ayant trait aux demandes de communication et aux atteintes à la vie privée, procéder à des enquêtes, promouvoir les meilleures pratiques, procéder à des vérifications et formuler des recommandations.
To investigate disclosure of wrongdoing under the *Public Interest Disclosure Act.*		Mener des enquêtes relatives à la divulgation d'actes répréhensibles conformément à la *Loi sur les divulgations faites dans l'intérêt public.*
To investigate appointments made due to favoritism under the *Civil Service Act.*		Mener des enquêtes relatives aux nominations faite par favoritisme conformément à la *Loi sur la Fonction publique.*
To review decisions from the Provincial Archivist pursuant to the *Archives Act.*		Revoir les décisions de l'archiviste provincial conformément à la *Loi sur les archives.*
TOTAL	1,790	TOTAL
TO BE VOTED	1,790	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHILD, YOUTH AND SENIOR ADVOCATE

PROGRAM OBJECTIVES

To advocate for the rights and interests of children, youths, seniors and adults under protection generally and to ensure that the views of children, youths, seniors and adults under protection are heard and considered.

To ensure that children, youths, seniors and adults under protection have access to the services to which they are entitled and that their complaints respecting such services receive appropriate attention.

To provide information and advice about the availability, effectiveness, responsiveness and relevance of government assistance to and benefits for children, youths, seniors and adults under protection.

BUREAU DU DÉFENSEUR DES ENFANTS, DES JEUNES ET DES AÎNÉS

OBJECTIFS DU PROGRAMME

Défendre les droits et les intérêts des enfants, des jeunes, des aînés et des adultes sous protection, de façon générale, et s'assurer que les opinions des enfants, des jeunes, des aînés et des adultes sous protection sont entendues et prises en considération.

Veiller à ce que les enfants, les jeunes, les aînés et les adultes sous protection aient accès aux services auxquels ils ont droit et que leurs plaintes à l'égard de ces services reçoivent l'attention voulue.

Fournir de l'information et des conseils au sujet de l'accessibilité, de l'efficacité, de la souplesse et de la pertinence de l'aide et des avantages qu'assure le gouvernement aux enfants, aux jeunes, aux aînés et aux adultes sous protection.

TOTAL	1,398	TOTAL
TO BE VOTED	1,398	À VOTER

OFFICE OF THE COMMISSIONER OF OFFICIAL LANGUAGES

PROGRAM OBJECTIVES

To investigate, report on and make recommendations with regard to compliance with the *Official Languages Act,* and to promote the advancement of both official languages in the Province of New Brunswick.

COMMISSARIAT AUX LANGUES OFFICIELLES

OBJECTIFS DU PROGRAMME

Mener des enquêtes, produire des rapports et formuler des recommendations relativement à la conformité à la *Loi sur les langues officielles,* et promouvoir l'avancement des deux langues officielles au Nouveau-Brunswick.

TOTAL	735	TOTAL
TO BE VOTED	735	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CONSUMER ADVOCATE FOR INSURANCE

PROGRAM OBJECTIVES

To examine the underwriting practices and guidelines of insurers, brokers and agents, and report the use of any prohibited underwriting practices to the Superintendent; to conduct investigations in relation to insurers, brokers and agents concerning the premiums charged for contracts of insurance and the availability of contracts of insurance; to respond to requests for information with respect to insurance; to develop and conduct educational programs and carry out insurance related tasks or investigations as directed by the Legislative Assembly.

BUREAU DU DÉFENSEUR DU CONSOMMATEUR EN MATIÈRE D'ASSURANCES

OBJECTIFS DU PROGRAMME

Passer en revue les lignes directrices et les pratiques de souscription des assureurs, des courtiers et des agents et faire rapport de toute pratique interdite de souscription au surintendant; procéder à des enquêtes sur les assureurs, courtiers et agents concernant les primes facturées pour les contrats d'assurances et la disponibilité des contrats d'assurances; répondre aux demandes de renseignements concernant les assurances; élaborer et diriger des programmes d'éducation et accomplir toute autre tâche ou enquête concernant les assurances qui lui est prescrite par l'Assemblée législative.

TOTAL	601	TOTAL
TO BE VOTED	601	À VOTER

OFFICE OF THE INTEGRITY COMMISSIONER

PROGRAM OBJECTIVES

The Office is responsible for:

- administering the *Members' Conflict of Interest Act* as it applies to members and former members of the Legislative Assembly and members and former members of the Executive Council;

- administering the *Lobbyists' Registration Act* to ensure transparency and accountability in the lobbying of public office holders; and

- administering the *Conflict of Interest Act* as it applies to executive staff members, Deputy Ministers and heads of Crown corporations.

BUREAU DU COMMISSAIRE À L'INTÉGRITÉ

OBJECTIFS DU PROGRAMME

Le bureau a les responsabilités suivantes :

- appliquer la *Loi sur les conflits d'intérêts des membres*, laquelle vise les membres actuels et les anciens membres de l'Assemblée législative et du Conseil exécutif;

- appliquer la *Loi sur l'inscription des lobbyistes* afin d'assurer la transparence et la reddition de comptes dans les activités de lobbyisme auprès des titulaires de charge publique; et

- appliquer la *Loi sur les conflits d'intérêts*, laquelle vise les adjoints ministériels, les sous-ministres et les présidents de sociétés de la Couronne.

TOTAL	330	TOTAL
TO BE VOTED	330	À VOTER
TOTAL - LEGISLATIVE ASSEMBLY	36,435	TOTAL - ASSEMBLÉE LÉGISLATIVE

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /

MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
8,186	8,186	Administration / Administration	8,031
84,346	84,346	Natural Resources / Ressources naturelles	84,425
5,586	5,586	Energy and Mines / Énergie et mines	6,547
2,978	2,978	Land Management / Aménagement des terres	2,728
101,096	101,096	TOTAL - Gross Ordinary / Compte brute ordinaire	101,731

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide management and administrative support for programs and activities of the Department of Natural Resources and Energy Development and the Department of Agriculture, Aquaculture and Fisheries.		Fournir un soutien de gestion et d'administration en ce qui concerne les programmes et activités du ministère des Ressources naturelles et Développement de l'énergie et du ministère de l'Agriculture, aquaculture et pêches.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	844	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic policy direction.		Assurer une gestion supérieure et une orientation stratégique.
CORPORATE SERVICES	7,187	SERVICES GÉNÉRAUX
Provide support in the areas of finance, accounting, human resources, information systems, facilities management, policy and planning.		Assurer un soutien dans les domaines de la finance, comptabilité, ressources humaines, systèmes d'information, la gestion des installations, de politiques et planification.
TOTAL	8,031	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NATURAL RESOURCES			RESSOURCES NATURELLES	
PROGRAM OBJECTIVES			**OBJECTIFS DU PROGRAMME**	
To support, manage and protect the forest and fish and wildlife of New Brunswick.			Soutenir, gérer et protéger les forêts et les peuplements de poisson et de faune du Nouveau-Brunswick.	
PROGRAM COMPONENTS			**ÉLÉMENTS DU PROGRAMME**	
FOREST MANAGEMENT		56,828	AMÉNAGEMENT FORESTIER	
Support and manage provincial timber resources and facilitate silviculture activities on both Crown and private land.			Soutenir et gérer les ressources en bois de la province et faciliter les activités de sylviculture sur les terres de la Couronne et les terres privées.	
Forest Management Activities	34,610		Activités d'aménagement forestier	34 610
First Nations Royalties	2,800		Redevances - Premières Nations	2 800
Crown License Operations	19,418		Activités liées aux permis de coupe	19 418
FOREST PROTECTION		9,325	PROTECTION DES FORÊTS	
Protect the timber resource from fire, insect and disease.			Protéger les ressources en bois contre les incendies, les insectes et les maladies.	
FISH AND WILDLIFE MANAGEMENT		3,062	AMÉNAGEMENT DES PEUPLEMENTS DE POISSONS ET DE FAUNE	
Maintain fish and wildlife populations. Manage hunting, trapping and angling activities.			Maintenir les peuplements de poissons et de faune. Gérer les activités de chasse, de piégeage et de pêche à la ligne.	
REGIONAL OPERATIONS		15,210	OPÉRATIONS RÉGIONALES	
Operational program delivery in the regions and districts.			Prestation des programmes opérationnels dans les régions et les districts.	
TOTAL		84,425	TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENERGY AND MINES		ÉNERGIE ET MINES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Development and management of energy and mineral resources of the province.		Développement et gestion des ressources énergétiques et minérales de la province.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
ENERGY	1,512	ÉNERGIE
Provide support in the area of energy efficiency and sustainability, electricity, and petroleum and natural gas.		Fournir un soutien dans les domaines de l'efficacité et la durabilité énergétiques, l'électricité ainsi que le pétrole et le gaz naturel.
RESOURCE EXPLORATION, DEVELOPMENT AND MANAGEMENT	5,035	EXPLORATION, MISE EN VALEUR ET GESTION DES RESSOURCES
Provide support in the area of geology, exploration and resource development, promotion and related information services.		Fournir un soutien dans les domaines de géologie, exploration et développement des ressources, promotion et services d'information reliés.
TOTAL	6,547	TOTAL

LAND MANAGEMENT		AMÉNAGEMENT DES TERRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To ensure the effective management of Crown Lands and natural areas.		Assurer l'aménagement efficace des terres de la Couronne et des aires naturelles.
PROGRAM COMPONENT		**ÉLÉMENT DU PROGRAMME**
CROWN LAND MANAGEMENT		GESTION DES TERRES DE LA COURONNE
Manage the province's Crown land resource, natural areas and parks.		Gérer les ressources des terres de la Couronne du gouvernement provincial, les espaces naturels, et les parcs.
TOTAL	2,728	TOTAL
TOTAL - DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT	101,731	TOTAL - MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	101,684	A VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
250	0	Mine Reclamation / Remise en état de mines	250
3,100	660	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	6,920
750	750	Sentier NB Trail Intrastructure / Infrastructure du Sentier NB Trail	750
4,100	1,410	TOTAL	7,920

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
1,400	1,400	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,400
1,577	1,577	Recoverable Projects / Projets à frais recouvrables	1,212
1,700	1,700	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,700
4,677	4,677	TOTAL	4,312

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
1,507	1,382	Administration / Administration	1,516
1,507	1,382	TOTAL - Gross Ordinary / Compte brute ordinaire	1,516

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION / ADMINISTRATION

PROGRAM OBJECTIVES

To provide administrative support for the operation of the Office of the Premier.

OBJECTIFS DU PROGRAMME

Assurer le soutien administratif nécessaire au fonctionnement du Cabinet du premier ministre.

TOTAL	1,516	TOTAL
TOTAL - OFFICE OF THE PREMIER	1,516	TOTAL - CABINET DU PREMIER MINISTRE
Less amounts authorized by law	67	Moins crédits autorisés par la loi
TO BE VOTED	1,449	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
14,384	13,494	Administration and Business Development Services / Administration et Services de développement des entreprises	15,272
25,000	19,823	Financial Assistance / Aide financière	25,000
8,628	8,416	Population Growth / Croissance démographique	9,843
0	0	Strategic Investments - Productivity / Global competitiveness / Investissements stratégiques - Productivité / Compétitivité mondiale	5,000
5,000	15,300	COVID-19 Pandemic / Pandémie de COVID-19	0
53,012	57,033	TOTAL - Gross Ordinary / Compte brute ordinaire	55,115

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION AND BUSINESS DEVELOPMENT SERVICES

PROGRAM OBJECTIVES

To provide overall direction and administration to the organization.

To lead and facilitate the execution of high growth opportunities that will accelerate private sector growth and job creation through: the pursuit of strategic and viable opportunities; the promotion of New Brunswick opportunities outside the province; the development of strategic markets; the delivery of business development services; the development of targeted economic sectors; and the support of business productivity, growth, capacity, sustainability and retention.

PROGRAM COMPONENTS

ADMINISTRATION — 2,387

Provide executive and strategic direction to the organization.

Provide support services in the area of administration, planning, communication, human resources, finance and information technology.

BUSINESS DEVELOPMENT SERVICES — 12,885

To provide support for small business development, as well as, strategic, high-growth trade and export development and investment attraction.

TOTAL — 15,272

ADMINISTRATION ET SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

OBJECTIFS DU PROGRAMME

Fournir une orientation générale et un soutien administratif à l'organisation.

Diriger et faciliter la mise en oeuvre de possibilités à forte croissance destinées à accélérer la croissance du secteur privé et la création d'emplois grâce : à l'exploration de possibilités stratégiques et viables; à la promotion du Nouveau-Brunswick à l'extérieur; au développement de marchés stratégiques; à l'offre de services de développement des entreprises; au développement de secteurs économiques ciblés; au soutien de la productivité des entreprises ainsi que de leur croissance, de leur capacité, de leur viabilité et de leur maintien.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION

Donner une orientation stratégique et une direction administrative à l'organisation.

Assurer des services de soutien dans les domaines de l'administration, de la planification, des communications, des ressources humaines, des finances, et des technologies de l'information.

SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

Assurer un soutien pour la croissance des petites entreprises et favoriser l'expansion du commerce et des exportations, ainsi que l'attraction d'investissements dans les secteurs stratégiques et à forte croissance.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL ASSISTANCE / AIDE FINANCIÈRE

PROGRAM OBJECTIVES

To provide financial assistance solutions tailored to the needs of clients.

OBJECTIFS DU PROGRAMME

Proposer des solutions d'aide financière adaptées aux besoins des clients.

TOTAL	25,000	TOTAL

POPULATION GROWTH / CROISSANCE DÉMOGRAPHIQUE

PROGRAM OBJECTIVES

Implement policies to contribute to the demographic and economic growth of New Brunswick in the area of population growth.

OBJECTIFS DU PROGRAMME

Responsable de la mise en œuvre des politiques visant à contribuer à la croissance démographique et économique du Nouveau-Brunswick.

PROGRAM COMPONENT

POPULATION GROWTH

Support demographic growth through advancing immigration, settlement and retention activities as an economic support tool for New Brunswick.

Provide demographic related information and advice to departments on planning, policy development, interdepartmental coordination and intergovernmental relations.

Promote, implement and monitor immigration activities that attract and help integrate immigrants.

ÉLÉMENT DU PROGRAMME

CROISSANCE DÉMOGRAPHIQUE

Accroître la population et stimuler l'économie de la province en misant sur des activités susceptibles de promouvoir l'immigration, l'établissement et la rétention des immigrants dans la province et le rapatriement de Néo-Brunswickois.

Renseigner et conseiller les ministères sur les sujets suivants : planification, élaboration de politiques, coordination interministérielle et relations intergouvernementales liées à la croissance démographique.

La Direction assure la promotion, la mise en œuvre et la surveillance des activités liées à l'immigration qui visent à attirer des immigrants et à les aider à intégrer.

TOTAL	9,843	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

STRATEGIC INVESTMENTS - PRODUCTIVITY / GLOBAL COMPETITIVENESS

INVESTISSEMENTS STRATÉGIQUES - PRODUCTIVITÉ / COMPÉTITIVITÉ MONDIALE

PROGRAM OBJECTIVES

To provide strategic investments in productivity improvements aimed at strengthening competitiveness of New Brunswick companies.

OBJECTIFS DU PROGRAMME

Fournir des investissements stratégiques destinés à améliorer la productivité afin de renforcer la compétitivité des entreprises du Nouveau-Brunswick.

TOTAL	5,000	TOTAL
TOTAL - OPPORTUNITIES NEW BRUNSWICK	55,115	TOTAL - OPPORTUNITÉS NOUVEAU-BRUNSWICK
TO BE VOTED	55,115	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
300	289	Recoverable Projects / Projets à frais recouvrables	268
300	289	TOTAL	268

LOANS AND ADVANCES / PRÊTS ET AVANCES

50,000	10,600	Financial Assistance to Industry / Aide financière à l'industrie	50,000
50,000	10,600	TO BE VOTED / À VOTER	50,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
364,530	370,230	Consolidated Entities / Entités consolidées	398,151
642	592	Council of Atlantic Premiers / Conseil des premiers ministres de l'Atlantique	642
2,825	2,325	Economic and Social Inclusion Corporation / Société de l'inclusion économique et sociale	2,802
653	653	Labour and Employment Board / Commission du travail et de l'emploi	655
672	672	New Brunswick Police Commission / Commission de police du Nouveau-Brunswick	671
467	467	New Brunswick Women's Council / Conseil des femmes du Nouveau-Brunswick	468
302	302	Premier's Council on Disabilities / Conseil du Premier ministre pour les personnes handicapées	304
370,091	375,241	TOTAL - Gross Ordinary / Compte brute ordinaire	403,693

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CONSOLIDATED ENTITIES

PROGRAM OBJECTIVES

To include the expenditure activities of organizations that are part of the Provincial Reporting Entity. The amounts represent activities funded by third-party sources and are not contained elsewhere within the respective departmental budgets.

Consolidated Entities (Consolidated Financial Statements Schedule 30)

- EM/ANB Inc.
- Atlantic Education International Inc.
- Collège communautaire du Nouveau-Brunswick
- Financial and Consumer Services Commission
- Forest Protection Limited
- Kings Landing Corporation
- New Brunswick Agricultural Insurance Commission
- New Brunswick Community College
- New Brunswick Credit Union Deposit Insurance Corporation
- New Brunswick Energy and Utilities Board
- New Brunswick Health Council
- New Brunswick Immigrant Investor Fund
- New Brunswick Legal Aid Services Commission
- New Brunswick Lotteries and Gaming Corporation
- Nursing Homes
- Provincial Holdings Ltd.
- Recycle New Brunswick
- Regional Health Authorities
- Research and Productivity Council
- Service New Brunswick

ENTITÉS CONSOLIDÉES

OBJECTIFS DU PROGRAMME

Inclure les dépenses d'organisations faisant partie de l'entité comptable provinciale. Les montants représentent les activités financées par des sources tierces et ne figurent pas ailleurs dans les budgets des ministères respectifs.

Entités consolidées (États financiers consolidés, Tableau 30)

- EM/ANB Inc.
- Atlantic Education International Inc.
- Collège communautaire du Nouveau-Brunswick
- Commission des services financiers et des services aux consommateurs
- Forest Protection Limited
- Société de Kings Landing
- Commission de l'assurance agricole du Nouveau-Brunswick
- New Brunswick Community College
- Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick
- Commission de l'énergie et des services publics du Nouveau-Brunswick
- Conseil de la santé du Nouveau-Brunswick
- Fonds des investisseurs immigrants du Nouveau-Brunswick
- Commission des services d'aide juridique du Nouveau-Brunswick
- Société des loteries et des jeux du Nouveau-Brunswick
- Foyers de soins
- Gestion provinciale Ltée
- Recycle Nouveau-Brunswick
- Régies régionales de la santé
- Conseil de la recherche et de la productivité
- Service Nouveau-Brunswick

TOTAL	398,151	TOTAL
Less amounts authorized by law	398,151	Moins crédits autorisés par la loi
TO BE VOTED	0	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COUNCIL OF ATLANTIC PREMIERS / CONSEIL DES PREMIERS MINISTRES DE L'ATLANTIQUE

PROGRAM OBJECTIVES

To provide for New Brunswick's share of the operating cost of the Council of Atlantic Premiers.

Funding for the Council's activities is based upon a per capita formula for the Council of Atlantic Ministers of Education and Training, Atlantic Provinces Community College Consortium and the Council of Atlantic Premiers Secretariat.

OBJECTIFS DU PROGRAMME

Assurer la contribution du Nouveau-Brunswick aux frais de fonctionnement du Conseil des premiers ministres de l'Atlantique.

La financement des activités du Conseil est basé sur une formule de calcul par habitant, pour le Conseil des ministres de l'Education et de la Formation des provinces de l'Atlantique, le Consortium des collèges communautaires de l'Atlantique et le Secrétariat du conseil des premiers ministres de l'Atlantique.

TOTAL	642	TOTAL
TO BE VOTED	642	À VOTER

ECONOMIC AND SOCIAL INCLUSION CORPORATION / SOCIÉTÉ DE L'INCLUSION ÉCONOMIQUE ET SOCIALE

PROGRAM OBJECTIVES

To oversee the implementation, policy development and evaluation of the Provincial Poverty Reduction Plan. To coordinate and support the community inclusion networks in the development of their local plans as well as to manage the Economic and Social Inclusion Fund in support of local plan implementation.

OBJECTIFS DU PROGRAMME

Assurer la mise en oeuvre, l'élaboration des politiques et l'évaluation du plan provincial de réduction de la pauvreté. Coordonner et appuyer les réseaux d'inclusion communautaires dans l'élaboration de leurs plans locaux respectifs ainsi que gérer le Fonds de l'inclusion économique et sociale qui appuye la mise en oeuvre des plans locaux.

TOTAL	2,802	TOTAL
TO BE VOTED	2,802	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND EMPLOYMENT BOARD

PROGRAM OBJECTIVES

To foster, promote and enhance harmonious employer-employee and labour-management relationships through the administration of the *Labour and Employment Board Act* and related statutes and regulations such as the *Industrial Relations Act, Public Service Labour Relations Act, Employment Standards Act, Pension Benefits Act, Fisheries Bargaining Act* and *Essential Services in Nursing Homes Act.* To act, upon referral, as a Board of Inquiry under the *Human Rights Act* , and to appoint adjudicators/arbitrators under the *Public Interest Disclosure Act* and *Pay Equity Act, 2009.*

COMMISSION DU TRAVAIL ET DE L'EMPLOI

OBJECTIFS DU PROGRAMME

Encourager, promouvoir et favoriser des relations de travail harmonieuses entre employeur et employé en administrant la *Loi sur la Commission du travail et de l'emploi* de même que les règlements et textes législatifs connexes comme la *Loi sur les relations industrielles,* la *Loi relative aux relations de travail dans les services publics,* la *Loi sur les normes d'emploi,* la *Loi sur les prestations de pensions,* la *Loi sur les négociations dans l'industrie de la pêche* et la *Loi sur les services essentiels dans les foyers de soins.* Agir, sur les questions qui lui sont acheminées, en tant que Commission d'enquête en vertu de la *Loi des droits de la personne* ; et nommer les juges/arbitres en vertu de la *Loi sur les divulgations faites dans l'intérêt public* et la *Loi de 2009 sur l'équité salariale.*

TOTAL	655	TOTAL
TO BE VOTED	655	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK POLICE COMMISSION

PROGRAM OBJECTIVES

The investigation and determination of complaints by any person relating to the conduct of a member of a municipal or regional police force.

The ensuring of consistency in disciplinary dispositions through maintenance of a repository of disciplinary and corrective measures taken in response to *Police Act* violations.

The investigation and determination of any matter relating to any aspect of policing in any area of the Province, either on its own motion, or at the direction of the Minister of Public Safety.

The determination whether the Province is discharging its obligation to maintain an adequate level of policing.

COMMISSION DE POLICE DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Mener des enquêtes et se prononcer au sujet des plaintes formulées par toute personne à l'égard de la conduite d'un membre d'un service de police municipal ou régional.

Assurer la cohérence des décisions disciplinaires en tenant un répertoire des mesures disciplinaires et correctives prises à la suite de violations de la *Loi sur la police* .

De son propre gré ou à la demande du Ministère de la Sécurité publique, mener des enquêtes et se prononcer au sujet de toute question touchant à tout aspect du travail policier dans toute région de la province.

Déterminer si le gouvernement provincial s'acquitte de son obligation de maintenir des services de police suffisants.

TOTAL	671	TOTAL
TO BE VOTED	671	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK WOMEN'S COUNCIL

PROGRAM OBJECTIVES

To be an independent body that provides advice to the Minister on matters of importance to women and their substantive equality;

To bring to the attention of government and the public issues of interest and concern to women and their substantive equality;

To include and engage women of diverse identities, experiences and communities, women's groups and society in general;

To be strategic and provide advice on emerging and future issues; and

To represent New Brunswick women.

TOTAL	468	TOTAL
TO BE VOTED	468	À VOTER

CONSEIL DES FEMMES DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Être un organisme indépendant qui fournit au ministre des conseils sur les questions qui revêtent une importance pour les femmes et qui concernent leur égalité réelle;

Attirer l'attention du gouvernement et du public sur les questions qui intéressent et préoccupent les femmes et qui concernent leur égalité réelle;

Inclure et mobiliser les femmes d'identités, d'expériences et de communautés diverses, les groupes de femmes et la société en général;

Agir de façon stratégique et fournir des conseils sur les questions d'actualité et d'avenir;

Représenter les femmes du Nouveau-Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PREMIER'S COUNCIL ON DISABILITIES		CONSEIL DU PREMIER MINISTRE POUR LES PERSONNES HANDICAPÉES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To advise the Premier on matters relating to the status of persons with disabilities.		Conseiller le premier ministre sur les questions concernant la situation des personnes ayant des handicaps.
To bring before the government and the public matters of interest and concern to persons with disabilities.		Attirer l'attention du gouvernement et du public sur des questions d'intérêt pour les personnes ayant des handicaps.
To promote the implementation of the recommendations of the Disability Action Plan.		Faire la promotion de la mise en œuvre des recommandations du Plan d'action sur les questions touchant les personnes handicapées.
To provide information to the public about services and resources available to persons with disabilities.		Informer le public des services et ressources disponibles pour les personnes handicapées.
TOTAL	304	TOTAL
TO BE VOTED	304	À VOTER
TOTAL - OTHER AGENCIES	403,693	TOTAL - AUTRES ORGANISMES

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
11,626	12,176	Labour and Strategic Services / Travail et services stratégiques	12,134
478,493	461,605	Post-Secondary Affairs / Affaires postsecondaires	483,833
171,253	168,238	WorkingNB / TravailNB	137,325
15,560	15,749	New Brunswick Public Library Service / Service des bibliothèques publiques du Nouveau-Brunswick	15,674
6,067	8,317	Apprenticeship and Occupational Certification / Apprentissage et Certification professionnelle	7,449
682,999	666,085	TOTAL - Gross Ordinary / Compte brut ordinaire	656,415

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES

PROGRAM OBJECTIVES

Provide services to the public through the administration of various acts and regulations for which the Department is responsible. Support the Department through policy, ensuring consistency with government priorities and activities; research and analysis, including labour market information and program evaluations; labour market forecasts; environmental scans; and legislative and regulatory services. Provide corporate services for the delivery of programs by the operational branches of the Department.

PROGRAM COMPONENTS

CORPORATE SERVICES — 2,744

Provide departmental support services in the areas of executive management, strategic planning, finance, internal audit, human resources, administration, facilities, procurement, information technology, departmental coordination and performance excellence.

WORKPLACE SERVICES — 1,720

Provide dispute resolution services, mediation and conciliation services and promotion of labour-management dialogue pursuant to the *Industrial Relations Act.*

Provide assurance of minimum standards in working conditions pursuant to the *Employment Standards Act.*

OFFICE OF ADVOCATE SERVICES — 1,750

Assist employers, injured workers and their dependents in their dealings with WorkSafeNB.

TRAVAIL ET SERVICES STRATÉGIQUES

OBJECTIFS DU PROGRAMME

Fournir des services au public en appliquant une diversité de règlements et de lois qui relèvent du ministère. Soutenir le Ministère en assumant les fonctions suivantes: élaboration de politiques qui cadrent avec les priorités et les activités du gouvernement; recherche et analyse, dont l'information sur le marché du travail et l'évaluation de programmes; prévisions du marché du travail; l'analyse de l'environnement et les services législatifs et de réglementation. Fournir des services généraux permettant aux directions opérationnelles d'offrir les programmes.

ÉLÉMENTS DU PROGRAMME

SERVICES GÉNÉRAUX — 2,744

Fournir des services de soutien ministériel dans les domaines suivants : direction supérieure, la planification stratégique, finances, vérification interne, ressources humaines, administration, installations, approvisionnement, technologie de l'information, coordination au niveau du Ministère et excellence du rendement.

SERVICES EN MILIEU DE TRAVAIL — 1,720

Offrir des services de règlement de conflits, de médiation et de conciliation, et faire la promotion d'un dialogue entre les employés et les employeurs, conformément à la *Loi sur les relations industrielles.*

Garantir le respect des normes minimales en matière de conditions de travail conformément à la *Loi sur les normes d'emploi.*

BUREAU DES SERVICES DE DÉFENSEURS — 1,750

Aider les employeurs, travailleurs blessés et les personnes à leur charges à faire affaire avec Travail sécuritaire NB.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES (continued)		TRAVAIL ET SERVICES STRATÉGIQUES (suite)
WORKERS' COMPENSATION APPEALS TRIBUNAL	2,006	TRIBUNAL D'APPEL DES ACCIDENTS AU TRAVAIL
Responsible, under a number of Acts, to hear and resolve individual appeals of decisions rendered by WorkSafeNB with respect to workers' compensation and to provide these decisions on appeals in a timely, fair, consistent and impartial manner. Reports administratively to the Minister through the Assistant Deputy Minister of Labour and Strategic Services.		Le Tribunal d'appel des accidents au travail est chargé, en vertu d'un certain nombre de lois, de siéger aux appels de décisions rendues par Travail sécuritaire NB relatives à l'indemnisation des accidents au travail, de résoudre ceux-ci, puis de rendre une décision en temps opportun et de façon juste, cohérente et impartiale. Noter que le Tribunal d'appel des accidents au travail relève, sur le plan administratif, du ministre par entremise du sous-ministre adjoint de la Division du Travail et des Services stratégiques.
POLICY, RESEARCH AND LABOUR MARKET ANALYSIS	2,169	POLITIQUE, RECHERCHE ET ANALYSE DU MARCHÉ DE TRAVAIL
Provide services and expertise to the Department in the areas of policy development, legislative development and federal-provincial relations.		Fournir des services et expertise au Ministère dans le domaine de l'élaboration de politiques, développement législatif et les relations fédérale-provinciale.
Provide labour market research, analysis, economic forecasting and program evaluation services to the Department.		Fournir des services de recherche, d'analyse, de prévisions économiques et d'évaluation des programmes au ministère.
HUMAN RIGHTS COMMISSION	1,745	COMMISSION DES DROITS DE LA PERSONNE
Administer the *Human Rights Act* and advance equality of opportunity through public education programs and community development activities. The New Brunswick Human Rights Commission reports administratively to the Minister through the Assistant Deputy Minister of the Labour and Strategic Services Division.		Appliquer la *Loi sur les droits de la personne* et promouvoir l'égalité des chances par des programmes d'éducation du public et des activités de développement communautaire. La Commission des droits de la personne du Nouveau-Brunswick relève sur le plan administratif du ministre par entremise du sous-ministre adjoint de la Division du Travail et des Services stratégiques.
TOTAL	12,134	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY AFFAIRS

PROGRAM OBJECTIVES

Provide analytical and planning services in the area of post-secondary education for the Department; and to administer programs related to post-secondary education, especially public universities and colleges, and regulate private universities and colleges. Ensure that New Brunswick residents have access to post-secondary education opportunities.

PROGRAM COMPONENTS

POST-SECONDARY EDUCATION — 298

Provide administrative services to programs in post-secondary education, transformation and student financial assistance.

NEW BRUNSWICK COMMUNITY COLLEGE — 102,509

Provide operating grants to the New Brunswick Community College Special Operating Agency and Community College Crown Corporations.

POST-SECONDARY RELATIONS — 1,719

Promote the province's post-secondary education through collaboration with institutions of higher learning. Offer analytical and planning support in the areas such as administration of funding, programming, experiential learning, international recruitment and retention, as well as positioning the sector in enhancing its role to responding to the province's evolving labour market demands. The branch also regulates private universities and colleges.

RESEARCH AND STRATEGIC INITIATIVES — 24,949

Administer public university funding, foster research and innovation and promote access to post-secondary education through specialized programing. Facilitate inter- and intra-jurisdictional communication and provide policy advice on the post-secondary education system.

AFFAIRES POSTSECONDAIRES

OBJECTIFS DU PROGRAMME

Fournir au ministère des services d'analyse et de planification dans le domaine de l'enseignement postsecondaire ainsi que des services d'administration de programmes liés aux établissements d'enseignement postsecondaires, surtout les universités et les collèges, publics ou privés. Permettre aux résidents et résidentes du Nouveau-Brunswick d'accéder à une éducation postsecondaire.

ÉLÉMENTS DU PROGRAMME

ÉDUCATION POSTSECONDAIRE

Fournir des services administratifs aux programmes liés aux établissements postsecondaires, transformation et aide financière aux étudiants.

COLLÈGE COMMUNAUTAIRE DU NOUVEAU-BRUNSWICK

Accorder des subventions de fonctionnement à l'organisme de services spéciaux du Collège communautaire du Nouveau-Brunswick et aux sociétés collégiales.

RELATIONS POSTSECONDAIRES

La Direction voit à la promotion de l'éducation postsecondaire en collaborant avec les établissements d'enseignement supérieur. Elle offre un soutien à l'analyse à la planification dans des domaines comme l'administration du financement, les programmes, l'apprentissage expérienciel, le recrutement et la rétention international, de même qu'aider le secteur à faire face à l'évolution des demandes du marché du travail. La direction réglemente également les universités et les collèges privés.

RECHERCHE ET INITIATIVES STRATÉGIQUES

La direction administre le financement aux universités, encourage la recherche et l'innovation, et fait la promotion de l'accès au système d'éducation postsecondaire par la programmation spécialisée. Elle facilite la communication intragouvernementale et intergouvernementale, et offre des conseils stratégiques relatifs au système d'éducation postsecondaire.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY AFFAIRS (continued)		AFFAIRES POSTSECONDAIRES (suite)
STUDENT FINANCIAL ASSISTANCE	60,893	AIDE FINANCIÈRE AUX ÉTUDIANTS
Ensure that New Brunswick residents with a financial need have access to post-secondary educational opportunities and that they are encouraged to complete their studies in a timely and successful manner.		Permettre aux résidents et résidentes du Nouveau-Brunswick, qui ont des difficultés financières, d'accéder à une éducation postsecondaire et les encourager à terminer leurs études avec succès dans un délai normal.
STUDENT FINANCIAL ASSISTANCE ADMINISTRATION	1,388	ADMINISTRATION DE L'AIDE FINANCIÈRE AUX ÉTUDIANTS
Administration of the Canada Student Financial Assistance Program and the New Brunswick Student Financial Assistance Program.		Assurer l'administration du Programme canadien d'aide financière aux étudiants et du Programme d'aide financière aux étudiants du Nouveau-Brunswick.
ASSISTANCE TO UNIVERSITIES	275,647	AIDE AUX UNIVERSITÉS
Provide grants to institutions for educational programs to meet social and economic needs.		Offrir des subventions aux établissements pour des programmes d'enseignement qui répondent aux besoins économiques et sociaux.
ASSISTANCE TO UNIVERSITIES - ADMINISTRATION	666	AIDE AUX UNIVERSITÉS - ADMINISTRATION
Provide New Brunswick's share of the administration costs of the Maritime Provinces Higher Education Commission.		Faire en sorte que le Nouveau-Brunswick paie sa part des frais administratifs de la Commission de l'enseignement supérieur des provinces Maritimes.
ASSISTANCE TO UNIVERSITIES - GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	15,764	AIDE AUX UNIVERSITÉS - SUBVENTION EN REMPLACEMENT DE L'IMPÔT FONCIER MUNICIPAL
Provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.
TOTAL	483,833	TOTAL

WORKINGNB		TRAVAILNB
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide creative interventions and meaningful services to individuals, employers and the labour market in order for New Brunswick to have a skilled workforce that meets the needs of an evolving labour market.		Offrir des interventions créatives et des services significatifs aux personnes, aux employeurs et au marché du travail pour que le Nouveau-Brunswick ait une main d'œuvre qualifiée qui répond aux besoins du marché de travail en évolution.
TOTAL	137,325	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK PUBLIC LIBRARY SERVICE

PROGRAM OBJECTIVES

Manage and develop the provincial public library system (63 public libraries, e-services, and Talking Book Services by Mail) to provide library services, collections and programs in communities.

TOTAL	15,674

SERVICE DES BIBLIOTHÈQUES PUBLIQUES DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Gérer et développer le réseau provincial de bibliothèques publiques (63 bibliothèques publiques, les ressources en ligne et le service de livres sonores par la poste) pour fournir des services, des collections et des programmes de bibliothèque dans les localités.

TOTAL

APPRENTICESHIP AND OCCUPATIONAL CERTIFICATION

PROGRAM OBJECTIVES

Provide quality apprenticeship learning, life-long skill development and certification opportunities in current and future designated occupations that are standardized, up to date and relevant to the needs of industry and its workforce. Plan and provide funding for apprenticeship training.

Apprenticeship and Occupational Certification	12,849	
Recovery from Labour Market Development Agreement	(5,400)	
TOTAL		7,449

APPRENTISSAGE ET CERTIFICATION PROFESSIONELLE

OBJECTIFS DU PROGRAMME

Offrir des possibilités de formation en apprentissage, de perfectionnement professionnel tout au long de la vie et de certification de qualité dans les professions désignées d'aujourd'hui et de demain, qui sont uniformes et à jour et qui répondent aux besoins de l'industrie et de sa main-d'œuvre. Planifier et fournir le financement pour la formation en apprentissage.

Apprentissage et certification professionnelle	12 849
Recouvrement de l'Entente sur le développement du marché du travail	(5 400)
TOTAL	

TOTAL - DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR	656,415	TOTAL - MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	656,368	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
2,286	2,286	Deferred Maintenance Program / Programme d'entretien reporté	2,000
2,286	2,286	TOTAL	2,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
2,700	2,109	Canada Student Loans / Régime canadien de prêts aux étudiants	2,700
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300
75	1,504	Recoverable Projects / Projets à frais recouvrables	886
3,075	3,913	TOTAL	3,886

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
		New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	
1,404	1,308	Opening Balance / Solde d'ouverture	1,465
		Revenue / Recettes	
3,384	3,439	Operating Grant / Subvention de fonctionnement	3,439
1,003	1,173	Users / Utilisateurs	1,313
4,387	4,612	Total Revenue / Recettes globales	4,752
		Expenditures / Dépenses	
4,785	4,455	Total Expenditures / Dépenses globales	4,698
1,006	1,465	Closing Balance / Solde de clôture	1,519
		TO BE VOTED / À VOTER	0

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME	
69,900	63,000	Student Loan Advances / Avances de prêts aux étudiants	69,900
69,900	63,000	TO BE VOTED / À VOTER	69,900

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
50,641	31,481	Development Projects and Operations / Projets de développement et opérations	50,637
50,641	31,481	TOTAL - Gross Ordinary / Compte brute ordinaire	50,637

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEVELOPMENT PROJECTS AND OPERATIONS		PROJETS DE DÉVELOPPEMENT ET OPÉRATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To deliver funding programs to support provincial and federal-provincial projects and initiatives.		Offrir des programmes de financement pour soutenir des initiatives ainsi que des projets provinciaux et fédéraux-provinciaux.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DEVELOPMENT INITIATIVES	20,000	INITIATIVES DE DÉVELOPPEMENT
Provide funding to develop, diversify, and grow the economy, communities and infrastructure in New Brunswick. These funds are provided under the Rural Economy Fund and the Total Development Fund.		Fournir un financement pour développer, diversifier et faire croître l'économie, les collectivités et l'infrastructure au Nouveau-Brunswick. Ce financement provient du Fonds pour l'économie rurale et le Fonds de développement total.
COMMUNITY INITIATIVES	27,450	INITIATIVES COMMUNAUTAIRES
Provide funding for community-based initiatives and projects through the Community Investment Fund and the Community Development Fund.		Pourvoir au financement d'initiatives et de projets communautaires par l'entremise du Fonds d'investissement communautaire et le Fonds de développement communautaire.
ADMINISTRATION	3,187	ADMINISTRATION
Provide for projects, initiatives and operations of the Regional Development Corporation.		Pourvoir aux projets, initiatives et activités de la Société de développement régional.
TOTAL - REGIONAL DEVELOPMENT CORPORATION	50,637	TOTAL - SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
TO BE VOTED	50,637	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
15,000	15,000	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée.........	16,500
26,250	26,250	Strategic Infrastructure Initiative / Initiative en matière d'infrastructure stratégique................................	18,500
41,250	41,250	TOTAL	35,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
		Regional Development Corporation Special Operating Agency / Société de développement régional - Organisme de service spécial	
55,711	60,809	Opening Balance / Solde d'ouverture	75,190
		Revenue / Recettes	
15,000	15,000	Revenue - Provincial Government Sources / Recettes - Provenant du gouvernement provincial	16,500
154,548	140,946	Revenue - Federal Government Sources / Recettes - Provenant du gouvernement fédéral	196,298
169,548	155,946	Total Revenue / Recettes globales	212,798
		Expenditures / Dépenses	
125	125	Other Special Initiatives / Autres projets spéciaux	0
51,000	83,000	Canada Community - Building Fund / Fonds pour le développement des collectivités du Canada	59,000
3,700	1,200	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	4,300
0	400	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et le traitement des eaux usées	0
109,000	46,000	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	151,000
11,700	10,100	Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	15,000
850	740	Atlantic Fisheries Fund / Fonds des pêches de l'Atlantique	0
176,375	141,565	Total Expenditure / Dépenses globales	229,300
48,884	75,190	Closing Balance / Solde de clôture	58,688
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
5,000	0	Financial assistance under the Development Loans Program / Aide financière provenant du programme de prêts du Fonds de développement	5,000
8,000	4,000	Financial assistance under the New Brunswick Small Business Emergency Working Capital Loan Program / Aide financière provenant du programme de prêts du Fonds de roulement d'urgence pour les petites entreprises	5,000
13,000	4,000	TOTAL	10,000
		TO BE VOTED / À VOTER	10,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
649,100	633,100	Interest, Exchange, Amortization and Expenses / Intérêt, change, amortissement et dépenses	629,100
5,900	5,900	Interest on Capital Leases / Intérêts sur les contrats de location-acquisition	4,900
655,000	639,000	TOTAL - Gross Ordinary / Compte brute ordinaire	634,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE OF THE PUBLIC DEBT		SERVICE DE LA DETTE PUBLIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To service the Province's debt by paying interest, exchange, amortization and other debt management expenses.		Assurer le paiement des frais relatifs à l'intérêt, au change et à l'amortissement, ainsi que des autres dépenses de gestion de la dette.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
INTEREST, EXCHANGE, AMORTIZATION AND EXPENSES	629,100	INTÉRÊT, CHANGE, AMORTISSEMENT ET DÉPENSES
INTEREST ON CAPITAL LEASES	4,900	INTÉRÊTS SUR LES CONTRATS DE LOCATION-ACQUISITION
TOTAL	634,000	TOTAL
TOTAL - SERVICE OF THE PUBLIC DEBT	634,000	TOTAL - SERVICE DE LA DETTE PUBLIQUE
Less amounts authorized by law	629,100	Moins crédits autorisés par la loi
TO BE VOTED	4,900	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
10,132	12,832	Corporate and Other Services / Services généraux et autres	11,056
794,022	779,822	Seniors and Long Term Care / Aînés et soins de longue durée	860,463
143,432	150,932	Child Welfare and Youth Services / Services de bien-être à l'enfance et à la jeunesse	155,484
239,054	211,654	Income Security / Sécurité du revenu	246,995
114,059	115,259	Housing Services / Services d'habitation	120,132
53,183	33,383	Other Benefits / Autres prestations	73,443
12,600	22,500	COVID-19 Pandemic / Pandémie de COVID-19	0
1,366,482	1,326,382	TOTAL - Gross Ordinary / Compte brute ordinaire	1,467,573

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES		SERVICES GÉNÉRAUX ET AUTRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide strategic leadership and support including planning, design, and monitoring of departmental programs.		Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.
TOTAL	11,056	TOTAL
SENIORS AND LONG TERM CARE		AÎNÉS ET SOINS DE LONGUE DURÉE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To improve personal and social functioning and support independent living through a range of community based services and develop initiatives around aging and aging care.		Favoriser chez les clients meilleur fonctionnement personnel et social ainsi qu'un mode ve vie autonome par le biasis d'une gamme de services communautaires et développé les initiatives concernant le vieillissement et les soins pour les aînés.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
SENIORS AND LONG TERM CARE	222,678	AÎNÉS ET SOINS DE LONGUE DURÉE
Provision of programs and services for seniors including adult protection, long term care, home support, adult residential facilities, and day centers for adults.		Fournir des programmes et services pour les aînés incluant la protection des adultes, des soins de longue durée, de soutien à domicile, les établissements résidentiels pour des adultes, et les centres de jour pour des adultes.
SENIORS AND HEALTHY AGING SECRETARIAT	909	SECRÉTARIAT DES AINÉS ET DU VIEILLISSEMENT EN SANTÉ
Coordination and oversight of the implementation of the Aging Strategy as well as the central alignment, coordination and liaison for matters related to seniors and healthy aging within government.		Coordination et surveillance de la mise en œuvre de la stratégie sur le vieillissement, ainsi que point central de l'harmonisation, de la coordination et de la liaison pour les questions liées aux aînés et au vieillissement en santé au sein du gouvernement.
NURSING HOME SERVICES	422,415	SERVICES DES FOYERS DE SOINS
Provision of the Province's Nursing Home Program.		Assurer le programme provincial des foyers de soins.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SENIORS AND LONG TERM CARE (continued)		AÎNÉS ET SOINS DE LONGUE DURÉE (suite)
DISABILITY SUPPORT SERVICES	214,461	SERVICES DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP
Provision of support services for persons with disabilities that will assist in meeting their individual needs.		Fournir des services de soutien aux personnes ayant un handicap qui les aideront à répondre à leurs besoins individuels.
TOTAL	860,463	TOTAL
CHILD WELFARE AND YOUTH SERVICES		SERVICES DE BIEN-ÊTRE Á L'ENFANCE ET Á LA JEUNESSE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To improve personal and social functioning through the provision of Child Welfare Services.		Améliorer le fonctionnement personnel et social par l'entremise des Services de bien-être à l'enfance.
TOTAL	155,484	TOTAL
INCOME SECURITY		SÉCURITÉ DU REVENU
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide individuals and families in need with financial benefits and, where appropriate, with self-sufficiency program services to enhance their potential for employment.		Fournir aux personnes et aux familles dans le besoin des prestations financières et, s'il y a lieu, les services du programme d'autosuffisance visant à améliorer leur aptitude au travail.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
TRANSITIONAL ASSISTANCE PROGRAM AND EXTENDED BENEFITS PROGRAM	180,204	PROGRAMME D'ASSISTANCE TRANSITOIRE ET PROGRAMME DE PRESTATIONS PROLONGÉES
Provision of assistance for families and individuals who have the potential to achieve self-sufficiency and provision of assistance to those clients who, because of disability, have a longer-term predictable need for financial support.		Fournir un soutien aux familles et aux personnes susceptibles de parvenir à l'autosuffisance et aider les clients qui, en raison d'un handicap, ont besoin d'un soutien financier prévisible à plus long terme.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INCOME SECURITY (continued)		SÉCURITÉ DU REVENU (suite)
SUPPORT SERVICES	66,791	SERVICES DE SOUTIEN
Provision of support services includes: basic health services, including dental services, vision services, and medical equipment and supplies; supplementary and emergency financial assistance for individuals and families; establishment of individualized case plans to remove barriers to employability and to provide opportunities that enhance the potential for labour market attachment.		Compris dans les services de soutien sont: des services de santé élémentaires comprenant soins dentaires, soins de la vue, fournitures et appareils médicaux; une aide financière supplémentaire ou d'urgence aux personnes et aux familles admissibles; établir des plans d'intervention personnalisés pour cerner et éliminer les obstacles à l'emploi et pour offrir des possibilités visant à augmenter les chances d'intégrer le marché du travail.
TOTAL	246,995	TOTAL

HOUSING SERVICES		SERVICES D'HABITATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To assist households in need to obtain affordable, suitable and adequate housing through several programs such as property management, subsidized rental assistance, repair assistance to rehabilitate or improve their dwellings and provide financial assistance to existing homeowner clients.		Aider les ménages dans le besoin à accéder à un logement adéquat, convenable et abordable au travers de plusieurs programmes comme la gestion immobilière, l'aide au logement subventionnée, l'aide aux réparations afin de remettre en état ou à améliorer leur logement et fournir de l'aide financière aux clients propriétaires.
TOTAL	120,132	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OTHER BENEFITS		AUTRES PRESTATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide financial assistance to support seniors and low-income families with children under 18 years and to low-income households to help offset or reduce energy costs. Assistance is provided through programs such as the Low Income Seniors' Benefit, Child Tax Benefit and Working Income Supplement, and the Healthy Seniors' Pilot Project.		Fournir une aide financière pour soutenir les aînés et les familles à faible revenu ayant des enfants de moins de 18 ans ainsi qu'aux ménages à faible revenu pour aider à compenser ou à réduire leurs coûts énergétiques. L'aide est fournie par des programmes tels que le Prestation pour personnes âgées à faible revenu, Prestation fiscale pour enfants et supplément au revenue gagné et le Projet pilote d'aînés en santé.
TOTAL	73,443	TOTAL
TOTAL - DEPARTMENT OF SOCIAL DEVELOPMENT	1,467,573	TOTAL - MINISTÈRE DU DÉVELOPPEMENT SOCIAL
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	1,467,526	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
9,000	9,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Amélioration des biens immobiliers	9,000
3,000	3,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000
12,000	12,000	TOTAL	12,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
2,665	2,500	CMHC Funding Account / Compte de financement de la SCHL	2,700
2,665	2,500	TOTAL	2,700

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME	
3,224	3,224	Housing / Habitation	3,224
3,224	3,224	TO BE VOTED / À VOTER	3,224

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
2,928	2,844	Administration / Administration	2,957
9,531	9,765	Parks and Trails / Parcs et Sentiers	12,551
30,485	30,162	Culture, Heritage and Sport / Culture, patrimoine et sport	35,803
11,505	11,875	Tourism / Tourisme	17,433
7,265	6,660	COVID-19 Pandemic / Pandémie de COVID-19	0
61,714	61,306	TOTAL - Gross Ordinary / Compte brute ordinaire	68,744

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION

PROGRAM OBJECTIVES

To provide overall direction and support to the department's programs.

PROGRAM COMPONENT

ADMINISTRATION

Supports the department by providing executive management, finance, human resources, administration, process management, information management and technology, cross governmental priority initiative management, strategic planning and policy.

ADMINISTRATION

OBJECTIFS DU PROGRAMME

Fournir une orientation générale et un soutien au Ministère en matière de programmes.

ÉLÉMENT DU PROGRAMME

ADMINISTRATION

Offre des services de soutien au Ministère en matière de gestion supérieure, de finances, de ressources humaines, d'administration, de gestion des processus, de gestion de l'information et de technologie, de gestion des initiatives prioritaires intergouvernementals, de planification stratégique et de politiques.

TOTAL	2,957	TOTAL

PARKS AND TRAILS

PROGRAM OBJECTIVES

Parks and Trails provide inclusive, protected natural and cultural destinations that inspire wellness, enjoyment and education for all. With a vision that all people are stewards of New Brunswick's permanently protected natural and cultural destinations, the division is responsible for the stewardship of 24 provincial parks and one special crown reserve. The division is directly responsible for managing and operating 11 provincial parks, a fishing lodge and multiple day use parks. The division also provides vision and leadership on trail development, fishing and wildlife in the province.

PARCS ET SENTIERS

OBJECTIFS DU PROGRAMME

La Division des parcs et des sentiers offre des destinations naturelles et culturelles inclusives et protégées qui sont une source de bien-être, de joie et d'information pour tous. Adoptant la vision selon laquelle nous sommes tous responsables de la protection permanente des destinations naturelles et culturelles du Nouveau-Brunswick, la Division se charge de gérer 24 parcs provinciaux et une réserve spéciale de la Couronne. Elle est directement responsable de la gestion et de l'exploitation de 11 parcs provinciaux, d'un pavillon de pêche et de parcs à utilisation multijournée. La Division offre également une vision et une direction pour l'aménagement de sentiers, ainsi que pour la pêche et la faune dans la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PARKS AND TRAILS (continued)

PROGRAM COMPONENTS

PARKS PROGRAMMING AND PLANNING — 813

The Parks Programming and Planning branch is responsible for the development, implementation and monitoring of all guest experience programs to ensure all people have access to inclusive experiences. The branch is also responsible for community development, partnerships and environmental stewardship. The branch oversees all of the parks business development, marketing and e-commerce functions as well as managing the department's capital assets and strategic infrastructure.

PARKS OPERATIONS — 10,445

The Parks Operations branch is responsible for the day to day operation of the 11 provincial parks and multiple day use parks which the department operates. The operations of these parks include camping, golf courses, bike park, trails, beaches, marinas and a ski hill. Park Operations also play a significant role in supporting tourism entrepreneurs and not for profit organizations.

TRAILS, FISH AND WILDLIFE — 1,293

The Trails, Fish and Wildlife Branch is responsible for the management of the special crown reserve – Larry's Gulch. The branch also plays a key role in the development of provincial trails as well as having strategic oversight on the development of the Fish and Wildlife sectors.

Trails, Fish and Wildlife	1,393	
Recovered by chargeback	(100)	
TOTAL		12,551

PARCS ET SENTIERS (suite)

ÉLÉMENTS DU PROGRAMME

PROGRAMMES ET PLANIFICATIONS DES PARCS

La Direction des programmes et de la planification des parcs est responsable de l'élaboration, de la mise en œuvre et de la surveillance de tous les programmes d'expérience des visiteurs pour que tous aient accès à une expérience inclusive, ainsi que du développement communautaire, des partenariats et de la gérance environnementale. La Direction supervise toutes les fonctions d'expansion de la clientèle, de marketing et de commerce électronique des parcs. Elle se charge également de la gestion des immobilisations et de l'infrastructure stratégique du Ministère.

EXPLOITATION DES PARCS

La Direction de l'exploitation des parcs est responsable des activités courantes des 11 parcs provinciaux et des parcs à utilisation multijournée gérés par le Ministère. Les activités de ces parcs comprennent le camping, des terrains de golf, des sites VTT, des sentiers, des plages, des marinas et une station de ski. La Direction de l'exploitation des parcs joue aussi un rôle important en soutenant les entrepreneurs et les organismes sans but lucratif dans le secteur du tourisme.

SENTIERS, PÊCHE ET FAUNE

La Direction des sentiers, de la pêche et de la faune est responsable de tous les aspects de la gestion et du fonctionnement quotidien de la réserve spéciale de la Couronne, Larry's Gulch. Elle joue aussi un rôle essentiel dans l'aménagement de sentiers dans la province et dans la surveillance stratégique du développement des secteurs de la pêche et de la faune.

Sentiers, Pêche et faune	1 393
Récupération par facturation	(100)
TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CULTURE, HERITAGE AND SPORT

PROGRAM OBJECTIVES

The Culture, Heritage and Sport Division supports economic growth and fosters pride of place through the conservation, development, promotion and nurturing of our heritage, the arts and our cultural industries. It also provides leadership and resources to increase sport, recreation and active living opportunities for all New Brunswickers to improve wellbeing and the quality of life for all.

PROGRAM COMPONENTS

ARTS AND CULTURE 13,657

The Arts and Culture Branch provides leadership for the development, implementation and monitoring of government programs, policies and strategies supporting the arts and cultural industries in the province.

ARCHAEOLOGY AND HERITAGE 15,584

Archaeology and Heritage provides comprehensive cultural resource management of the province's heritage. The Branch facilitates the promotion, awareness, understanding, commemoration, conservation and preservation of New Brunswick's human and natural archaeological and heritage resources for present and future generations. It is also responsible for the community museums network, New Brunswick heritage properties and the major provincial heritage institutions: the New Brunswick Museum, Kings Landing and the Village Historique Acadien.

CULTURE, PATRIMOINE ET SPORT

OBJECTIFS DU PROGRAMME

La Division de la culture, du patrimoine et du sport appuie la croissance économique et suscite un sentiment de fierté dans la province grâce à la préservation, a la mise en valeur, à la promotion et au soutien du patrimoine, des arts et des industries culturelles du Nouveau-Brunswick. Elle joue également un rôle de premier plan et fournit des ressources en vue d'offrir aux Néo-Brunswickois davantage de possibilités de sport, de loisirs et de vie active afin d'améliorer le bien-être et la qualité de vie de tous.

ÉLÉMENTS DU PROGRAMME

ARTS ET CULTURE

La Direction des arts et de la culture joue un rôle moteur dans l'élaboration, la mise en œuvre et le suivi des politiques, des stratégies et des programmes gouvernementaux appuyant les arts et les industries culturelles de la province.

ARCHÉOLOGIE ET PATRIMOINE

La Direction de l'archéologie et du patrimoine assure la gestion complète des ressources culturelles du patrimoine de la province. Elle facilite la promotion, la compréhension, la commémoration, la conservation et la préservation des ressources patrimoniales et archéologiques, naturelles et humaines, du Nouveau-Brunswick pour les générations actuelles et futures en favorisant la sensibilisation à cet égard. Elle est également responsable du réseau des musées communautaires, des biens patrimoniaux du Nouveau-Brunswick et des principales institutions patrimoniales provinciales: le Musée du Nouveau-Brunswick, Kings Landing et le Village Historique Acadien.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CULTURE. HERITAGE AND SPORT (continued)

SPORT AND RECREATION — 6,562

The Sport and Recreation Branch provides strategic leadership and support to strengthen Sport and Recreation in New Brunswick and promote participation, foster development and celebrate excellence. A network of regional offices supports the delivery of community-based sport, recreation and physical activity programs and services.

TOTAL — 35,803

TOURISM

PROGRAM OBJECTIVES

To provide leadership in the development and implementation of innovative experiential products, multi-channel marketing and sales campaigns, social media community management, and travel media strategies while engaging with the various regional and municipal tourism organizations throughout the province to become the most sought after destination in Canada, post-COVID-19.

CULTURE, PATRIMOINE ET SPORT (suite)

SPORT ET LOISIRS — 6,562

La Direction du sport et des loisirs assure un leadership et un soutien stratégiques afin de renforcer le sport et les loisirs au Nouveau-Brunswick et d'encourager la participation, de stimuler le développement et de célébrer l'excellence. Un réseau de bureaux régionaux facilite la prestation des programmes et des services communautaires de sport, de loisirs et d'activité physique.

TOTAL — 35,803

TOURISME

OBJECTIFS DU PROGRAMME

Jouer un rôle de chef de file dans la création et la réalisation de produits expérientiels novateurs et de campagnes de marketing et de ventes multiplateformes, la gestion de la communauté des médias sociaux, et la conception de stratégies visant les médias touristiques tout en collaborant avec différentes organisations touristiques régionales et municipales afin que la province devienne la destination la plus recherchée au Canada après la COVID-19.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)

PROGRAM COMPONENTS

DESTINATION MARKETING — 12,094

The Destination Marketing Branch develops and implements an integrated marketing approach in target national & international markets. The branch communicates to the target visitor through innovative, integrated, technology driven solutions - speaking to the potential visitor where they are, providing the information they need, regardless of device. The branch is responsible for developing campaigns to inspire travelers to choose New Brunswick over competing destinations. The branch is responsible for engaging media outlets, journalists and travel influencers, resulting in media coverage, increasing the profile of New Brunswick, and ultimately encouraging visitation to New Brunswick from our target markets. As well, this branch is responsible to work with the tourism industry in New Brunswick to ensure they are prepared and able to market themselves to their target visitors.

DESTINATION DEVELOPMENT — 2,650

The Destination Development Branch focuses on researching, analyzing and understanding New Brunswick's current and potential customers and their product needs while also working with the regional and municipal tourism organizations to ensure their members and businesses have the tools they need to attract and service the visitors to New Brunswick. The branch plays a key role in bringing a heightened level of entrepreneurship and innovation to the tourism industry along with an approach to growth founded in data. The branch is also responsible for providing vision and leadership around product innovation to the New Brunswick tourism industry.

TOURISME (suite)

ÉLÉMENTS DU PROGRAMME

MARKETING DE DESTINATIONS — 12,094

La Direction du marketing de destinations élabore et met en œuvre une méthode intégrée de marketing axée sur les marchés national et international. La Direction communique avec les visiteurs ciblés au moyen de solutions innovantes, intégrées et axées sur la technologie, leur fournissant toute l'information dont ils ont besoin, peu importe où ils se trouvent et les dispositifs électroniques qu'ils utilisent. Elle est chargée de créer des campagnes visant à inciter les touristes à privilégier le Nouveau-Brunswick par rapport aux destinations concurrentes. Par ailleurs, elle est chargée de mobiliser les médias, les journalistes et les influenceurs touristiques de manière à obtenir une couverture médiatique et à accroître la visibilité du Nouveau-Brunswick, ce qui aura pour effet d'encourager nos marchés cibles à visiter la province. La Direction travaille également avec l'industrie touristique du Nouveau-Brunswick pour que ses membres soient préparés et capables de faire leur promotion auprès de leurs visiteurs cibles.

DÉVELOPPEMENT DE DESTINATIONS — 2,650

La Direction du développement de destinations effectue des recherches et des analyses pour comprendre les clients actuels et potentiels du Nouveau-Brunswick et leurs besoins en matière de produits tout en travaillant avec les organisations touristiques régionales et municipales pour que leurs membres et leurs entreprises aient les outils dont ils ont besoin pour attirer et servir les visiteurs au Nouveau-Brunswick. La Direction joue un rôle clé en rehaussant le niveau d'entrepreneuriat et d'innovation de l'industrie touristique et en adoptant une approche de la croissance fondée sur les données. Elle joue aussi un rôle de chef de file auprès de l'industrie touristique du Nouveau-Brunswick en la dotant d'une vision pour la création de nouveaux produits.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)		TOURISME (suite)
TRADE SALES AND PARTNERSHIPS	2,689	VENTES ET PARTENARIATS COMMERCIAUX
The Trade Sales and Partnerships Branch has a focus on building "business to business" relationships/partnerships with travel influencers that have the ability to drive visitation and business to New Brunswick's tourism industry. The branch is responsible for positioning and promoting New Brunswick as a tourism destination through travel trade channels while also finding synergies with other levels of government to assist the Department in achieving its goals.		La Direction des ventes et partenariats commerciaux s'emploie à établir des relations et des partenariats « interorganisationnels » avec des influenceurs touristiques capables de stimuler le tourisme et les affaires pour l'industrie touristique du Nouveau-Brunswick. Elle s'occupe de positionner et de promouvoir le Nouveau-Brunswick en tant que destination touristique par l'intermédiaire de l'industrie du voyage et de trouver des synergies avec d'autres ordres de gouvernement pour aider le Ministère à atteindre ses buts.
TOTAL	17,433	TOTAL
TOTAL - DEPARTMENT OF TOURISM, HERITAGE AND CULTURE	68,744	TOTAL - MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	68,697	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
6,425	6,200	Capital Improvements / Amélioration des installations	4,400
4,275	4,500	Strategic Infrastructure / Infrastructure stratégique	4,620
10,700	10,700	TOTAL	9,020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
1,200	1,200	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	1,200
370	540	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	370
60	60	Parlee Beach Maintenance / Entretien de la plage Parlee	60
1,000	1,030	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du Sport	1,000
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
2,640	2,840	TOTAL	2,640

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
		Tourism, Heritage and Culture Special Operating Agency / Tourisme, Patrimoine et Culture - Organisme de service spécial	
553	860	Opening Balance / Solde d'ouverture	2,586
		Revenue / Recettes	
910	1,385	Mactaquac Golf Course / Terrain de golf Mactaquac	975
740	2,965	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	2,311
167	246	Sugarloaf Lodge / Pavillon Sugarloaf	272
270	472	Parlee Beach Campground / Terrain de camping de la plage Parlee	422
2,087	5,068	Total Revenue / Recettes globales	3,980
		Expenditures / Dépenses	
910	1,086	Mactaquac Golf Course / Terrain de golf Mactaquac	1,865
740	1,781	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	3,281
164	219	Sugarloaf Lodge / Pavillon Sugarloaf	234
246	256	Parlee Beach Campground / Terrain de camping de la plage Parlee	316
2,060	3,342	Total Expenditures / Dépenses globales	5,696
580	2,586	Closing Balance / Solde de clôture	870
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
14,937	14,537	Administration / Administration	15,193
1,214	1,301	Policy and Legislative Affairs, Strategic Partnerships and Trade Corridors / Politiques et affaires législatives, partenariats stratégiques et corridors commerciaux	1,783
77,346	82,021	Maintenance / Entretien	90,438
69,342	69,342	Winter Maintenance / Entretien pendant l'hiver	73,967
3,128	3,128	Bridge and Highway Construction / Construction des ponts et des routes	3,011
137,072	136,072	Buildings Group / Groupe des bâtiments	138,709
24,220	24,220	New Brunswick Highway Corporation / Société de voirie du Nouveau-Brunswick	26,800
2,800	2,800	COVID-19 Pandemic / Pandémie de COVID-19	0
330,059	333,421	TOTAL - Gross Ordinary / Compte brute ordinaire	349,901

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide overall management, policy direction and administrative support to all departmental programs.		Assurer un service général de gestion, d'orientation stratégique et de soutien administratif en ce qui concerne tous les programmes du ministère.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
FINANCIAL AND ADMINISTRATIVE SERVICES	5,574	SERVICES DES FINANCES ET DE L'ADMINISTRATION
To provide executive direction and support to the department in matters of accounting, budgeting and financial control.		Fournir une orientation et un soutien à la direction du Ministère dans les domaines de la comptabilité, de l'établissement des budgets et du contrôle financier.
STRATEGIC SERVICES	2,143	SERVICES STRATÉGIQUES
To provide executive direction and support to the department in matters of performance excellence and continuous improvement, property services and claims management, policy and legislative affairs, strategic partnerships (funding and intergovernmental relations) and trade corridors (multimodal transportation development), information management and technology, supply chain management, environmental services and the Vehicle Management Agency.		Fournir une orientation et un soutien à la direction du Ministère en ce qui concerne l'excellence du rendement et l'amélioration continue, les services immobiliers et la gestion des réclamations, les politiques et les affaires législatives, les partenariats stratégiques (financement et relations intergouvernementales) et les corridors commerciaux (développement du transport multimodal), la technologie et la gestion de l'information, la gestion de la chaîne d'approvisionnement, les services environnementaux et l'Agence de gestion des véhicules.
PAYROLL BURDEN	3,283	CHARGE DE LA FEUILLE DE PAIE
Provision for the Department's Worksafe NB costs (with the exception of Vehicle Management Agency).		Établir une provision pour les coûts du Ministère relatifs à Travail sécuritaire NB (sauf en ce qui concerne l'Agence de gestion des véhicules).
DISTRICT ADMINISTRATION	4,193	ADMINISTRATION DES DISTRICTS
Provision of administrative support for transportation policies and programs on a district basis.		Assurer le soutien administratif nécessaire à l'application des programmes et des politiques de transport dans chaque district.
TOTAL	15,193	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS, STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS

PROGRAM OBJECTIVES

To support the vision and mandate of the Department of Transportation and Infrastructure (DTI) by providing advice, coordination, and direction on policy and legislation, strategic partnerships and trade corridors.

PROGRAM COMPONENTS

POLICY AND LEGISLATIVE AFFAIRS 1,061

To support the vision and mandate of DTI by providing advice and expertise related to research, policy development, legislative affairs, correspondence, and to support the department's compliance with statutory and operational requirements. The branch is responsible for a number of corporate services, including: advancing Memoranda to Executive Council for direction and decisions related to agreements, policies, and financial transactions; processing requests under the *Right to Information and Protection of Privacy Act* ; coordinating Executive correspondence; advancing Legislative Officer investigations and audit files and leading the development of internal policies. The branch also develops and delivers internal communications strategies and initiatives for DTI.

POLITIQUES ET AFFAIRES LÉGISLATIVES, PARTENARIATS STRATÉGIQUES ET CORRIDORS COMMERCIAUX

OBJECTIFS DU PROGRAMME

Contribuer à la réalisation de la vision et du mandat du Ministère des Transports et de l'Infrastructure (MTI) en fournissant des avis et une orientation et en assurant la coordination en matière de politiques et de législation, de partenariats stratégiques et de corridors commerciaux.

ÉLÉMENTS DU PROGRAMME

POLITIQUES ET AFFAIRES LÉGISLATIVES

Contribuer à la réalisation de la vision et du mandat du MTI en fournissant des conseils et une expertise en matière de recherche, d'élaboration de politiques, d'affaires législatives et de correspondance, et favoriser la conformité du Ministère aux exigences opérationnelles et législatives. La Direction est responsable de plusieurs services ministériels : la présentation de mémoires au Conseil exécutif afin d'obtenir des directives et des décisions relativement aux ententes, aux politiques et aux opérations financières; le traitement des demandes présentées en vertu de la *Loi sur le droit à l'information et la protection de la vie privée* ; la coordination de la correspondance des cadres; l'avancement des dossiers d'enquête et de vérification des hauts fonctionnaires de l'Assemblée législative; la direction de l'élaboration des politiques internes. La Direction se charge également d'élaborer et de mettre en œuvre des stratégies et des initiatives de communication interne pour le MTI.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS, STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS (continued)

STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS — 722

The branch is responsible for the provision of strategic direction, leadership, guidance, and oversight to the department and Province in the following areas; Strategic Partnerships and Intergovernmental Relations, NB Trade Corridor Development (related to the multimodal transportation sectors of air, rail, marine and public transit and administration and regulation of the *Shortline Railways Act*) and DTI Climate Change Initiatives.

TOTAL — 1,783

MAINTENANCE

PROGRAM OBJECTIVES

To operate and maintain all designated highways, structures, ferries, a radio communication system, departmental buildings and grounds, and associated infrastructure.

PROGRAM COMPONENTS

OPERATIONS — 992

Provision of managerial, technical and professional engineering expertise for the maintenance program and for public-private partnerships.

HIGHWAY MAINTENANCE - SUMMER — 30,566

Provision of summer maintenance services on the provincial highway network.

POLITIQUES ET AFFAIRES LÉGISLATIVES, PARTENARIATS STRATÉGIQUES ET CORRIDORS COMMERCIAUX (suite)

DIRECTION DES PARTENARIATS STRATÉGIQUES ET DES CORRIDORS COMMERCIAUX

La Direction fournit une orientation stratégique, un leadership, des conseils et une supervision au Ministère et au gouvernement provincial dans les secteurs suivants : partenariats stratégiques et relations intergouvernementales, développement des corridors commerciaux au Nouveau-Brunswick (relativement aux secteurs de transport aérien, ferroviaire et maritime multimodal, au transport en commun et à l'administration et à la réglementation de la *Loi sur les chemins de fer de courtes lignes*) et projets relatifs aux changements climatiques du MTI.

TOTAL

ENTRETIEN

OBJECTIFS DU PROGRAMME

Exploiter et entretenir toutes les routes désignées, les ouvrages d'art, les traversiers, un système de radiocommunication, les bâtiments et terrains du Ministère ainsi que l'infrastructure qui y est associée.

ÉLÉMENTS DU PROGRAMME

OPÉRATIONS

Offrir des conseils techniques et de gestion professionnels en ingénierie pour le programme d'entretien et les partenariats public-privé.

ENTRETIEN DES ROUTES EN ÉTÉ

Assurer les services d'entretien en été des routes du réseau routier provincial.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)
BRIDGE MAINTENANCE	15,293	ENTRETIEN DES PONTS
Provision of structural maintenance and inspection of provincial bridges, culverts, and seawalls associated with the provincial highway network.		Effectuer l'entretien et l'inspection structurels des ponts provinciaux, des ponceaux et des ouvrages longitudinaux associés au réseau routier provincial.
TRAFFIC ENGINEERING	7,240	TECHNIQUES DE LA CIRCULATION
Provision of technical support regarding traffic safety, traffic control devices, signage and lighting requirements in the design, construction and maintenance of highways.		Assurer un soutien technique relatif à la sécurité routière, aux dispositifs de régulation de la circulation, à la signalisation et aux exigences en matière d'éclairage pour la conception, la construction et l'entretien des routes.
FERRY OPERATIONS	26,136	EXPLOITATION DES TRAVERSIERS
Provision of vehicle-passenger ferry services as connecting links to the provincial highway system.		Fournir des services de traversier pour passagers et véhicules assurant le lien avec le réseau routier provincial.
RADIO COMMUNICATIONS	9,690	RADIO COMMUNICATIONS
Provision and administration of various types of radio communications systems including the New Brunswick Trunked Mobile Radio (NBTMR), the province's Public Safety Radio Communications system, providing emergency communications support to various First Responders, emergency measures and volunteer organizations as well as, the operations and maintenance of the Provincial Integrated Radio System (IRCS) and the operation of the Provincial Mobile Communications Center (PMCC). Provision and administration of AVL/GPS services for the Government fleet of vehicles.		Fourniture et administration de divers types de systèmes de radiocommunications, dont le système de radiocommunications mobiles à ressources partagées du Nouveau-Brunswick (RMRPNB), du système provincial de radiocommunications pour la sécurité publique assurant le soutien des communications d'urgence pour divers premiers intervenants et organismes de mesures d'urgence et de bénévoles, exploitation et entretien du réseau intégré de radiocommunications provincial (RIRC) et exploitation du Centre provincial de communications mobiles (CPCM). Fourniture et administration des services de LAV par GPS pour le parc de véhicules du gouvernement.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)
ENVIRONMENTAL SERVICES	521	SERVICES ENVIRONNEMENTAUX
To provide environmental services for the delivery of various departmental programs. Environmental services include technical advice and support, conducting environmental and archaeological assessments, obtaining various permits and approvals, contaminated sites management, water systems management, environmental training, follow-up and compliance monitoring, wildlife management, fish and wetland habitat offsetting, and First Nations Consultation and engagement.		Fournir des services environnementaux pour la prestation de divers programmes ministériels. Les services environnementaux comprennent le soutien et des conseils techniques, la réalisation d'évaluations environnementales et archéologiques, l'obtention de divers permis et autorisations, la gestion des sites contaminés, la gestion des réseaux d'alimentation en eau, la formation sur l'environnement, le suivi et la surveillance de la conformité, la gestion de la faune, la compensation de l'habitat des poissons et des terres humides, ainsi que la consultation et la mobilisation des Premières Nations.
TOTAL	90,438	TOTAL

WINTER MAINTENANCE		ENTRETIEN PENDANT L'HIVER
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide winter maintenance services including snow removal and ice control on the provincial highway network.		Assurer les services d'entretien en hiver, dont le déneigement et le déglaçage, du réseau routier provincial.
TOTAL	73,967	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION

PROGRAM OBJECTIVES

To provide professional and technical support services for the project development, strategic partnering initiatives, planning as well as surveying, design and construction of highways and bridges. As well as land acquisition for highways, buildings and other government departments and property disposal for government.

PROGRAM COMPONENTS

HIGHWAY DESIGN 660

Coordination of funding and activities related to the provincial arterial highway program, provincial bridge program, and other major project areas. Provide material testing, research, engineering application support, engineering surveys, hydraulic, and geological/geotechnical engineering services in support of project designs. Complete designs and prepare tender documents for grading, paving, structures and the designated highway program as well as provide structural maintenance and inspection of provincial bridges, culverts and seawalls.

CONSTRUCTION DES PONTS ET DES ROUTES

OBJECTIFS DU PROGRAMME

Fournir des services de soutien professionnel et technique pour l'élaboration de projets, les initiatives de partenariats stratégiques, ainsi que pour la planification, l'arpentage, la conception et la construction de routes et de ponts. Offrir des services d'acquisition de terrains pour les routes et les bâtiments et pour le compte d'autres ministères, de même que des services d'aliénation de biens gouvernementaux.

ÉLÉMENTS DU PROGRAMME

TRACÉ DES ROUTES

Coordonner les activités et le financement liés au programme provincial d'amélioration des routes de grande communication, au programme provincial des ponts, et à d'autres secteurs de projets importants. Effectuer l'essai des matériaux et des recherches, fournir un soutien pour les applications d'ingénierie, effectuer des levés techniques et assurer la prestation de services techniques dans les domaines hydraulique, géologique et géotechnique afin de soutenir la conception des projets. Concevoir les travaux et préparer les documents d'appel d'offres pour le terrassement, l'asphaltage, les ouvrages d'art et le programme des routes désignées, et effectuer l'entretien et l'inspection structurels des ponts, des ponceaux et des ouvrages longitudinaux de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)

PORTFOLIO AND PROJECT MANAGEMENT, PLANNING, ASSET MANAGEMENT AND EMERGENCY MANAGEMENT — 1,103

Responsible for the development, management, and oversight of the various Transportation (Capital) portfolios, specifically the 5 Year Capital Asset Management Plan and to execute the capital projects in a consistent, transparent, and focused manner. Provide tactical and technical advice to facilitate the capital rehabilitation of DTI assets as supported by asset modeling and various data collection systems and provide professional and technical services to prepare, respond, recover and prevent / mitigate against emergency situations to minimize the impact of disaster events and incidents on transportation infrastructure. In addition, the branch develops trucking policy and partnerships with industry and issues special permits for the movement of indivisible oversize and/or overweight loads, as well as unique vehicle configurations traveling on New Brunswick highways.

CONSTRUCTION — 513

Monitor contracts and projects for construction and rehabilitation of provincial highways and bridges to ensure completion in accordance with the issued plans and specifications.

CONSTRUCTION DES PONTS ET DES ROUTES (suite)

GESTION DES PORTEFEUILLES ET DES PROJETS, PLANIFICATION, GESTION DES ACTIFS ET GESTION DES URGENCES — 1,103

Responsable de l'élaboration, de la gestion et de la surveillance des divers portefeuilles des transports (immobilisations), notamment du plan quinquennal de gestion des immobilisations, et de la réalisation des projets d'immobilisations d'une manière uniforme, transparente et ciblée. Fournir des conseils tactiques et techniques afin de faciliter la remise en état des actifs du MTI en s'appuyant sur la modélisation des actifs et divers systèmes de collecte de données, et offrir des services professionnels et techniques pour la préparation, l'intervention, le rétablissement, la prévention et l'atténuation dans les situations d'urgence afin de limiter l'impact des catastrophes et des incidents graves sur l'infrastructure de transport. De plus, la Direction établit des politiques sur le camionnage et des partenariats avec l'industrie, et elle délivre des permis spéciaux pour le transport de charges indivisibles de poids ou de dimensions excédentaires ainsi que pour des configurations particulières de véhicules sur le réseau routier du Nouveau-Brunswick.

CONSTRUCTION — 513

Surveiller les contrats et les projets de construction et de réfection des routes et des ponts provinciaux pour qu'ils soient exécutés conformément aux plans et devis.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)			CONSTRUCTION DES PONTS ET DES ROUTES (suite)	
PROPERTY SERVICES BRANCH		735	DIRECTION DES SERVICES IMMOBILIERS	
Responsible for the preparation of legal surveys; valuation and acquisition of properties for highway and government infrastructure projects; expropriation process; management, maintenance and disposal of surplus government properties; personal and real property damage claims involving the department; discontinuance of highways; land use, highway usage and access control permitting and review and acceptance of public streets.			Assumer les fonctions suivantes : préparation des levés officiels: évaluation et acquisition de biens pour les projets routiers et d'infrastructure du gouvernement; direction du processus d'expropriation; gestion, entretien et aliénation des biens excédentaires du gouvernement; règlement des réclamations pour dommages matériels et personnels concernant le Ministère; désaffectation des routes; délivrance des permis d'utilisation des terres, d'usage routier et de contrôle de l'accès; examen et acceptation des rues publiques.	
Property Management	1,585		Gestion des biens	1 585
Recovered by chargeback	(850)		Récupération par facturation	(850)
TOTAL		3,011	TOTAL	

BUILDINGS GROUP		GROUPE DES BÂTIMENTS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide suitable facilities for government departments.		Fournir des locaux adéquats à tous les ministères gouvernementaux.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DESIGN AND CONSTRUCTION	1,532	CONCEPTION ET CONSTRUCTION
Management of planning, design, construction and renovation of public buildings.		Administrer la planification, la conception, la construction et la rénovation des bâtiments publics.
FACILITIES MANAGEMENT	63,929	GESTION DES LOCAUX
Operation and maintenance of provincial properties and management of leased buildings.		Assurer l'utilisation et l'entretien des biens de la province, ainsi que la gestion des bâtiments loués à bail.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUILDINGS GROUP (continued)		GROUPE DES BÂTIMENTS (suite)
GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	73,248	SUBVENTION EN REMPLACEMENT DE L'IMPÔT FONCIER MUNICIPAL
To provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.
TOTAL	138,709	TOTAL
NEW BRUNSWICK HIGHWAY CORPORATION		SOCIÉTÉ DE VOIRIE DU NOUVEAU-BRUNSWICK
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding to the Corporation for payment of highway maintenance and other related costs for designated sections of the highway network.		Fournir des fonds à la société afin de payer les frais d'entretien des routes et d'autres frais connexes pour certains tronçons désignés du réseau routier.
TOTAL	26,800	TOTAL
TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	349,901	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
Less amounts authorized by law	24,809	Moins crédits autorisés par la loi
TO BE VOTED	325,092	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
46,820	43,092	Bridges / Ponts	60,886
180,240	200,243	Highways / Routes	181,125
10,000	12,996	Municipal Designated Highway Program / Programme d'amélioration des routes provinciales désignées dans les municipalitiés	15,000
70,670	67,882	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	81,834
18,000	18,000	Vehicle Management Agency / Agence de gestion des véhicules	22,000
249,658	247,634	Public Works and Infrastructure / Travaux publics et infrastructure	289,749
575,388	589,847	TOTAL	650,594

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
		PUBLIC WORKS AND INFRASTRUCTURE / TRAVAUX PUBLICS ET INFRASTRUCTURE	
2,900	3,500	Capital Administration / Gestion des immobilisations	3,500
		Capital Construction / Installations permanentes	
52,160	49,930	Education and Early Childhood Development / Éducation et Développement de la petite enfance	61,465
83,900	83,913	Health / Santé	103,799
7,500	6,825	Justice and Public Safety / Justice et Sécurité publique	22,300
1,489	1,762	Service New Brunswick / Service Nouveau-Brunswick	0
15,800	12,732	Transportation and Infrastructure / Transports et Infrastructure	13,000
160,849	155,162	Total Capital Construction / Total des installations permanentes	200,564
		Capital Improvements / Améliorations des biens immobiliers	
20,000	21,648	Education and Early Childhood Development / Éducation et Développement de la petite enfance	21,500
18,450	15,441	Health / Santé	22,350
0	0	Justice and Public Safety / Justice et Sécurité publique	1,010
50	50	Legislative Assembly / Assemblée législative	60
3,814	3,814	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	4,100
43,595	48,019	Transportation and Infrastructure / Transports et Infrastructure	36,665
85,909	88,972	Total Capital Improvements / Total des améliorations des biens immobiliers	85,685
249,658	247,634	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	289,749

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
120	120	Government House / Résidence du lieutenant-gouverneur.......	120
1,800	1,800	Land Management Fund / Fonds pour l'aménagement des terres....	1,800
1,920	1,920	TOTAL....	1,920

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2022–2023 ESTIMATE / PRÉVISIONS
		Vehicle Management Agency / Agence de gestion des véhicules	
		Revenue / Recettes	
85,100	92,200	Chargebacks / Rétrofacturation	91,400
500	500	Revenue from Sales of Vehicles and Equipment / Recettes provenant de la vente de véhicules et de matériel	500
85,600	92,700	Total Revenue / Recettes globales	91,900
		Expenditure / Dépenses	
85,100	92,200	Total Expenditures / Dépenses globales	92,800
500	500	Surplus (Deficit) / Excédent (Déficit)	(900)
		TO BE VOTED / À VOTER	0

--- Section 4 ---

REVENUE / RECETTES

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
10,661	10,668	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	10,823
33,565	49,733	Education and Early Childhood Development / Éducation et Développement de la petite enfance	143,068
3,803	3,914	Environment and Local Government / Environnement et Gouvernements locaux	3,770
8,453,665	9,277,278	Finance and Treasury Board / Finances et Conseil du Trésor	9,274,659
2,835	2,835	General Government / Gouvernement général	2,710
76,599	87,346	Health / Santé	74,066
223,842	214,343	Justice and Public Safety / Justice et Sécurité publique	229,678
495	495	Legislative Assembly / Assemblée législative	495
82,188	83,197	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	84,253
19,545	24,716	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	11,693
667,746	679,579	Other Agencies / Autres organismes	678,709
182,886	182,933	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	149,402
81,491	62,869	Social Development / Développement social	103,692
3,540	5,037	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	4,720
7,351	7,207	Transportation and Infrastructure / Transports et Infrastructure	7,286
9,850,212	10,692,150	Total - Gross Revenue from Ordinary Account / Recettes brutes de compte ordinaire	10,779,024
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
8,129	8,129	Finance and Treasury Board / Finances et Conseil du Trésor	8,129
7,372	7,143	Other Agencies / Autres organismes	6,723
15,501	15,272	Total - Inter-account Transactions / Opérations intercomptes	14,852
9,834,711	10,676,878	TOTAL - Ordinary Account (net) / Compte ordinaire (net)	10,764,172

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Taxes / Taxes et impôts	
1,748,000	1,941,000	Personal Income Tax / Impôt sur le revenu des particuliers	1,954,000
358,900	519,500	Corporate Income Tax / Impôt sur le revenu des sociétés	486,700
1,000	500	Metallic Minerals Tax / Taxe sur les minéraux métalliques	1,000
554,000	575,000	Provincial Real Property Tax / Impôt foncier provincial	571,000
1,529,700	1,823,500	Harmonized Sales Tax / Taxe de vente harmonisée	1,774,500
197,500	202,500	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	202,500
127,000	130,000	Carbon Emitting Products Tax / Taxe sur les produits émetteurs de carbone	170,000
128,000	111,000	Tobacco Tax / Taxe sur le tabac	110,000
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
62,000	66,400	Insurance Premium Tax / Taxe sur les primes d'assurance	70,000
31,000	56,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	45,000
25,000	24,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	24,000
6,800	9,500	Cannabis Duty / Droit sur le cannabis	12,000
17,000	17,000	Penalties and Interest / Pénalités et intérêts	17,500
4,786,400	5,476,400	Sub-Total - Taxes / Total partiel - taxes et impôts	5,438,700
		Return on Investment / Produits de placements	
251,700	256,700	Net Income / Bénéfice net	245,700
20,783	22,752	Interest and Investment Income / Intérêts créditeurs et revenus de placements	18,317
1,200	1,200	Other / Autres	1,100
273,683	280,652	Sub-Total - Return on Investment / Total partiel - produits de placements	265,117
		Licences and Permits / Licences et permis	
143,355	144,442	Motor Vehicle / Véhicules à moteur	143,455
1,000	875	Liquor Control and Regulation / Réglementation des alcools	1,000
4,423	4,253	Fish and Wildlife / Poisson et faune	4,735
15	15	Forests / Forêts	15
1,171	2,924	Mines / Mines	2,715
12,929	13,346	General / Recettes générales	13,180
162,893	165,855	Sub-Total - Licences and Permits / Total partiel - licences et permis	165,100

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Sale of Goods and Services / Vente de biens et services	
50,432	51,059	Institutional / Établissements	60,019
28,456	29,347	Intergovernmental / Intergouvernementale	29,424
2,344	2,597	Provincial Parks / Parcs provinciaux	2,649
116,413	115,576	Leases and Rentals / Baux et locations	115,155
276,906	285,342	General / Recettes générales	281,815
474,551	483,921	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	489,062
		Royalties / Redevances	
68,100	68,100	Forests / Forêts	68,100
1,985	2,344	Mines / Mines	2,194
70,085	70,444	Sub-Total - Royalties / Total partiel - redevances	70,294
		Agency Revenues / Recettes des organismes	
156,600	152,700	New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	163,486
11,000	16,000	Cannabis Management Corporation / Société de gestion du cannabis	20,900
167,600	168,700	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	184,386
6,844	6,944	Fines and Penalties / Amendes et peines	6,845
78,045	82,290	Miscellaneous / Recettes diverses	74,132
6,020,101	6,735,206	TOTAL - Own Source Revenue / Recettes de provenance interne	6,693,636

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
2,274,357	2,274,357	Fiscal Equalization Payments / Paiements de péréquation	2,359,987
880,700	972,444	Canada Health Transfer / Transfert canadien en matière de santé	934,216
316,000	319,429	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	329,362
1,866	38,615	Other / Autres	1,866
3,472,923	3,604,845	Sub-Total - Unconditional Grants - Canada / Total partiel - subventions inconditionnelles - Canada	3,625,431
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
38,288	38,475	Central Government Services / Services généraux du gouvernement	40,391
200	200	Economic Development / Développement économique	0
196,967	212,467	Education / Éducation	271,664
81,015	68,690	Health / Santé	99,542
3,854	3,854	Social Services / Services sociaux	3,854
36,864	28,413	Other / Autres recettes	44,506
357,188	352,099	Sub-Total - Conditional Grants - Canada / Total partiel - subventions conditionnelles - Canada	459,957
3,830,111	3,956,944	TOTAL - Grants from Canada / Subventions du Canada	4,085,388
9,850,212	10,692,150	TOTAL	10,779,024

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
100	30	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	50
50	50	Social Development / Développement social	50
52,786	52,402	Transportation and Infrastructure / Transports et Infrastructure	44,315
52,936	52,482	TOTAL	44,415

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
3,650	3,710	Other / Autres recouvrements	2,600
3,650	3,710	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	2,600
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
23,815	23,140	Transportation / Transports	26,160
24,046	23,712	Economic Development / Développement économique	12,799
1,425	1,920	Other / Autres recouvrements	2,856
49,286	48,772	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	41,815
52,936	52,482	TOTAL	44,415

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
54,090	54,090	Education and Early Childhood Development / Éducation et Développement de la petite enfance	54,090
45,500	45,500	Environment and Local Government / Environnement et Gouvernements locaux	43,385
716	766	Finance and Treasury Board / Finances et Conseil du Trésor	966
1,500	2,200	Health / Santé	1,500
16,143	17,033	Justice and Public Safety / Justice et Sécurité publique	17,016
4,807	4,486	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	4,442
300	300	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	268
3,075	3,913	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,886
698	210	Social Development / Développement social	210
2,659	2,679	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	2,659
650	2,145	Transportation and Infrastructure / Transports et Infrastructure	650
130,138	133,322	Total - Gross Revenue from Special Purpose Account / Recettes brutes de compte à but spécial	129,072
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
1,400	2,100	Health / Santé	1,400
1,400	2,100	Total - Inter-account Transactions / Opérations intercomptes	1,400
128,738	131,222	TOTAL - Special Purpose Account (net) / Compte à but spécial (net)	127,672

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
10	10	Archives Trust Account / Compte en fiducie pour les archives	10
1,200	1,200	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	1,200
2,700	2,109	Canada Student Loans / Régime canadien de prêts aux étudiants	2,700
513	513	Canadian Family Justice Fund / Fonds canadien de justice familiale	449
650	700	Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	900
36,000	36,000	Climate Change Fund / Fonds pour les changements climatiques	36,000
698	210	CMHC Funding Account / Compte de financement de la SCHL	210
30	30	Computers for Schools / Ordinateurs pour les écoles	30
1,346	1,346	Crime Prevention / Prévention de la criminalité	1,282
9,500	9,500	Environmental Trust Fund / Fonds en fiducie pour l'environnement	7,385
8,000	8,000	First Nations Educational Fund / Fonds d'éducation des Premières nations	8,000
370	401	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	370
1,500	2,200	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	1,500
606	606	International Education Services / Services d'éducation internationale	606
650	2,145	Land Management Fund / Fonds pour l'aménagement des terres	650
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300
1,895	1,962	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	2,101
207	207	National Safety Code Agreement / Entente concernant le Code national de sécurité	207
10,365	10,365	NB 911 Service Fund / Fonds pour le service d'urgence NB 911	10,365
79	68	Parlee Beach Maintenance / Entretien de la plage Parlee	79
150	150	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	150
1,952	3,381	Recoverable Projects / Projets à frais recouvrables	2,366
190	190	Scholarships and Trusts / Bourses et fiducies	190
39,138	39,138	School District Projects / Projets de districts scolaires	39,138
6,126	6,126	School District Self-sustaining Funds / Fonds autonomes de districts scolaires	6,126
1,000	1,000	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	1,000
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
290	260	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	260
1,705	1,432	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,705
1,377	2,230	Victim Services Account / Compte pour les services aux victimes	2,202
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
1,525	1,477	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,525
130,138	133,322	TOTAL	129,072

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
		Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	
4,387	4,612	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	4,752
169,548	155,946	Regional Development Corporation / Société de développement régional	212,798
2,087	5,068	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	3,980
85,600	92,700	Transportation and Infrastructure / Transports et Infrastructure	91,900
261,622	258,326	Total - Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	313,430
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
3,384	3,439	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,439
15,000	15,000	Regional Development Corporation / Société de développement régional	16,500
0	1,465	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	0
85,100	92,200	Transportation and Infrastructure / Transports et Infrastructure	91,400
103,484	112,104	Total - Inter-account Transactions / Opérations intercomptes	111,339
158,138	146,222	TOTAL - Special Operating Agencies (net) / Organismes de services spéciaux (net)	202,091

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
850	740	Atlantic Fisheries Fund / Fonds des pêches de l'Atlantique	0
47,148	92,246	Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada	47,148
0	260	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et le traitment des eaux usées	0
108,000	52,000	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	148,500
740	2,965	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	2,311
11,700	10,100	Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	15,000
910	1,385	Mactaquac Golf Course / Terrain de golf Mactaquac	975
4,387	4,612	New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	4,752
1,850	600	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	2,150
270	472	Parlee Beach Campground / Terrain de camping de la plage Parlee	422
167	246	Sugarloaf Lodge / Pavillon Sugarloaf	272
85,600	92,700	Vehicle Management Agency / Agence de gestion des véhicules	91,900
261,622	258,326	TOTAL	313,430

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2022–2023 ESTIMATE / PRÉVISIONS
700	2,300	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	700
8,000	26,900	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	15,000
45,000	49,929	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	45,000
3,727	3,727	Social Development / Développement social	3,727
57,427	82,856	TOTAL	64,427

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
400	400	Interest on Loans / Intérêts sur prêts	400
400	400	Sub-Total - Return on Investment / Total partiel - produits de placements	400
		Licences and Permits / Licences et permis	
		General / Recettes générales	
18	18	Farm Products Commission - Licences / Commission des produits de ferme - permis	18
250	220	Fish Processing and Buyers Licences / Permis de traitement du poisson et permis d'acheteurs	250
268	238	Sub-Total - Licences and Permits / Total partiel - licences et permis	268
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
115	128	New Brunswick Aquarium and Marine Centre / Aquarium et Centre marin du Nouveau-Brunswick	115
		Leases and Rentals / Baux et locations	
550	550	Aquaculture Leases / Baux d'aquaculture	622
230	254	Blueberry Leases / Baux de bleuetières	230

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
210	210	Potato Plantlet Sales / Vente de plantules de pomme de terre	210
4,157	4,157	Veterinary Services / Services vétérinaires	4,247
30	30	Service Charges / Frais de service	30
5,292	5,329	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	5,454
		Miscellaneous / Recettes diverses	
10	10	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	10
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
60	60	Other Miscellaneous Revenue / Autres recettes diverses	60
71	71	Sub-Total - Miscellaneous / Total partiel - recettes diverses	71
6,031	6,038	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,193
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recettes	
800	800	NB Agricultural Insurance Commission / Commission de l'assurance agricole du N.-B.	800
3,830	3,830	Canadian Agricultural Partnership / Partenariat canadien pour l'agriculture	3,830
4,630	4,630	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	4,630
10,661	10,668	**TOTAL**	10,823

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
300	1,000	*Agricultural Development Act / Loi sur l'aménagement agricole*	300
400	1,300	*Fisheries and Aquaculture Development Act / Loi sur le développement des pêches et de l'aquaculture*	400
700	2,300	**TOTAL**	700

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Other / Autres recettes	
400	400	Recoveries - Provision for Losses / Recouvrements - provision pour pertes	300
400	400	Sub-Total - Return on Investment / Total partiel - produits de placements	300
		Licences and Permits / Licences et permis	
		General / Recettes générales	
170	170	Other Licences and Permits / Autres licences et permis	170
170	170	Sub-Total - Licences and Permits / Total partiel - licences et permis	170
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
7,600	7,600	Tuition Fees / Frais de scolarité	7,600
7,600	7,600	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	7,600
		Miscellaneous / Recettes diverses	
200	200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	200
30	30	Other Miscellaneous Revenue / Autres recettes diverses	30
230	230	Sub-Total - Miscellaneous / Total partiel - recettes diverses	230
8,400	8,400	**TOTAL - Own Source Revenue / Recettes de provenance interne**	8,300

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
15,057	15,057	Official Language in Education Agreement - Infrastructure Support / Entente concernant les langues officielles dans l'enseignement - aide à l'infrastructure	15,057
9,726	18,010	Multilateral Early Learning and Child Care Framework / Cadre multilatéral d'apprentissage et de garde des jeunes enfants	13,173
0	5,590	Canada-New Brunswick Early Learning and Child Care Agreement / Accord Canada - Nouveau-Brunswick concernant l'apprentissage et la garde de jeunes enfants	106,300
382	2,676	Education - other / Éducation - autre	238
25,165	41,333	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	134,768
33,565	49,733	**TOTAL**	143,068

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Computers for Schools / Ordinateurs pour les écoles	
		Own Source Revenue / Recettes de provenance interne	
30	30	Miscellaneous Revenue / Recettes diverses	30
30	30	**TOTAL - Computers for Schools / Ordinateurs pour les écoles**	30
		First Nations Educational Fund / Fonds d'éducation des Premières nations	
		Own Source Revenue / Recettes de provenance interne	
8,000	8,000	Miscellaneous Revenue / Recettes diverses	8,000
8,000	8,000	**TOTAL - First Nations Educational Fund / Fonds d'éducation des Premières nations**	8,000
		International Education Services / Services d'éducation internationale	
		Own Source Revenue / Recettes de provenance interne	
606	606	Miscellaneous Revenue / Recettes diverses	606
606	606	**TOTAL - International Education Services / Services d'éducation internationale**	606
		Scholarships and Trusts / Bourses et fiducies	
		Own Source Revenue / Recettes de provenance interne	
30	30	Return on Investment / Produits de placements	30
160	160	Miscellaneous Revenue / Recettes diverses	160
190	190	**TOTAL - Scholarships and Trusts / Bourses et fiducies**	190

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		School District Projects / Projets de districts scolaires	
		Own Source Revenue / Recettes de provenance interne	
39,138	39,138	Miscellaneous Revenue / Recettes diverses	39,138
39,138	39,138	**TOTAL - School District Projects / Projets de districts scolaires**	39,138
		School District Self-sustaining Funds / Fonds autonomes de districts scolaires	
		Own Source Revenue / Recettes de provenance interne	
1,000	1,000	Sale of Goods and Services / Vente de biens et services	1,000
5,126	5,126	Miscellaneous Revenue / Recettes diverses	5,126
6,126	6,126	**TOTAL - School District Self-sustaining Funds / Fonds autonomes de districts scolaires**	6,126
54,090	54,090	**TOTAL**	54,090

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
20	20	Other Interest Income / Autres intérêts créditeurs	20
20	20	Sub-Total - Return on Investment / Total partiel - produits de placements	20
		Licences and Permits / Licences et permis	
		General / Recettes générales	
660	800	Air Quality and Industrial Waste Control / Contrôle de la qualité de l'air et des déchets industriels	660
937	937	Air Quality and Industrial Waste Control - Designated Revenue / Contrôle de la qualité de l'air et des déchets industriels - recettes réservées	937
315	315	Petroleum Products Storage Systems / Réservoirs de stockage des produits pétroliers	315
16	16	Well Drillers and Contractors Licences / Permis de foreurs de puits et d'entrepreneurs en forage de puits	16
25	25	Other Licences and Permits / Autres licences et permis	25
66	70	Pesticide Permits / Pesticides - licences	66
21	21	Septage Licences / Licences de transporteurs de boues septiques	21
160	160	Marine Aquaculture Cage Operations / Exploitation de cages d'aquaculture marine	160
1,234	1,234	Water Quality and Industrial Waste Control / Contrôle de la qualité de l'eau et des déchets industriels	1,234
3,434	3,578	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,434
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
110	110	Environmental Property Searches - Designated Revenue / Vérification des biens immobiliers à des fins environnementales - recettes réservées	110

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Leases and Rentals / Baux et locations	
33	0	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	0
		General / Recettes générales	
43	43	Flood Forecasting / Prévisions d'inondations	43
108	108	Water and Sewage Systems - User Fees / Réseaux d'eau et d'égouts - frais aux usagers	108
55	55	Sales and Services - Other / Ventes et services - autres	55
349	316	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	316
3,803	3,914	**TOTAL - Own Source Revenue / Recettes de provenance interne**	3,770
3,803	3,914	**TOTAL**	3,770

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Climate Change Fund / Fonds pour les changements climatiques	
		Own Source Revenue / Recettes de provenance interne	
36,000	36,000	Miscellaneous / Recettes diverses	36,000
36,000	36,000	**TOTAL - Climate Change Fund / Fonds pour les changements climatiques**	36,000
		Environmental Trust Fund / Fonds en fiducie pour l'environnement	
		Own Source Revenue / Recettes de provenance interne	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
140	140	Other Interest Income / Autres intérêts créditeurs	85
360	360	Investment Income / Revenus de placements	300
500	500	Sub-Total - Return on Investment / Total partiel - produits de placements	385
9,000	9,000	Sale of Goods and Services / Vente de biens et services	7,000
9,500	9,500	**TOTAL - Environmental Trust Fund / Fonds en fiducie pour l'environnement**	7,385
45,500	45,500	**TOTAL**	43,385

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Taxes / Taxes	
		Taxes on Income / Impôts sur le revenu	
		Personal / Particuliers	
1,748,000	1,941,000	Provincial Income Tax - Individuals / Impôt provincial sur le revenu des particuliers	1,954,000
		Corporations / Sociétés	
358,900	519,500	Provincial Income Tax - Corporations / Impôt provincial sur le revenu des sociétés	486,700
		Mining / Exploitations minières	
1,000	500	Metallic Minerals Tax / Taxe sur les minéraux métalliques	1,000
2,107,900	2,461,000	Sub-Total - Taxes on Income / Total partiel - impôts sur le revenu	2,441,700
		Taxes on Property / Impôts sur les biens fonciers	
		Provincial Tax / Impôt provincial	
545,871	566,871	Provincial Real Property Tax (net) / Impôt foncier provincial (net)	562,871
8,129	8,129	Inter-account transactions / Opérations intercomptes	8,129
554,000	575,000	Sub-Total - Taxes on Property / Total partiel - impôts sur les biens fonciers	571,000
		Taxes on Consumption / Taxes à la consommation	
		Retail Sales / Ventes au détail	
1,629,700	1,923,500	Harmonized Sales Tax / Taxe de vente harmonisée	1,871,500
(100,000)	(100,000)	Less: HST Credit for Low- and Middle-Income Families / Moins : Crédit pour la TVH à l'intention des familles à revenu faible ou moyen	(97,000)
1,529,700	1,823,500	HST: net of credit / TVH : déduction faite du crédit	1,774,500

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Gasoline and Motive Fuels / Essence et carburants	
197,500	202,500	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	202,500
		Carbon Emitting Products / Produits émetteurs de carbone	
163,000	166,000	Carbon Emitting Products Tax / Taxe sur les produits émetteurs de carbone	206,000
(36,000)	(36,000)	Less: Climate Change Fund / Moins : Fonds pour les changements climatiques	(36,000)
127,000	130,000	Carbon Emitting Products Tax: net / Taxe sur les produits émetteurs de carbone : nette	170,000
		Tobacco / Tabac	
128,000	111,000	Tobacco Tax / Taxe sur le tabac	110,000
		Pari-Mutuel / Pari mutuel	
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
1,982,700	2,267,500	Sub-Total - Taxes on Consumption / Total partiel - taxes à la consommation	2,257,500
		Other Taxes / Autres taxes	
		Other / Autres recettes	
58,400	62,400	Insurance Premium Tax / Taxes sur les primes d'assurance	66,000
31,000	56,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	45,000
25,000	24,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	24,000
6,800	9,500	Cannabis Duty / Droit sur le cannabis	12,000
121,200	151,900	Sub-Total - Other Taxes / Total partiel - autres taxes	147,000
		Penalties and Interest / Pénalités et intérêts	
17,000	17,000	Penalties and Interest / Pénalités et intérêts	17,500
4,782,800	5,472,400	**TOTAL - Taxes / Taxes**	5,434,700

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Agency Revenues / Recettes des organismes	
		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	
153,240	150,040	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	159,226
		Cannabis Management Corporation / Société de gestion du cannabis	
11,000	16,000	Cannabis Revenue / Recettes du cannabis	20,900
164,240	166,040	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	180,126
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
15	15	Consumption Tax Status Reports / Rapports sur la taxe à la consommation	15
32,300	31,841	Service Charges / Frais de services	32,400
35	35	Small Business Investor Tax Credit / Crédit d'impôt pour les investisseurs dans les petites entreprises	35
600	800	Tax Certificates - Sales / Certificats d'impôt - ventes	700
12	12	Sales and Services - Other / Ventes et services - autres	12
32,962	32,703	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	33,162
		Miscellaneous / Recettes diverses	
50	100	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	50
0	500	Insurance Recoveries / Recouvrements d'assurances	500
690	690	Other Miscellaneous Revenue / Autres recettes diverses	690
740	1,290	Sub-Total - Miscellaneous / Total partiel - recettes diverses	1,240
4,980,742	5,672,433	**TOTAL - Own Source Revenue / Recettes de provenance interne**	5,649,228

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
		Fiscal Equalization / Péréquation fiscale	
2,274,357	2,274,357	Fiscal Equalization Payments / Paiements de péréquation fiscale	2,359,987
		Canada Health and Social Transfers / Transferts canadiens en matière de santé et de programmes sociaux	
880,700	972,444	Canada Health Transfer / Transfert canadien en matière de santé	934,216
316,000	319,429	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	329,362
		Other / Autres	
1,866	1,866	Statutory Subsidies / Subventions légales	1,866
0	36,749	Other Unconditional Grants / Autres subventions inconditionnelles	0
3,472,923	3,604,845	**TOTAL - Unconditional Grants - Canada / Subventions inconditionnelles - Canada**	3,625,431
8,453,665	9,277,278	**TOTAL**	9,274,659

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Archives Trust Account / Compte en fiducie pour les archives	
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
10	10	Other Unconditional Grants / Autres subventions inconditionnelles	10
10	10	**TOTAL - Archives Trust Account / Compte en fiducie pour les archives**	10
		Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	
		Own Source Revenue / Recettes de provenance interne	
650	700	Miscellaneous / Recettes diverses	900
650	700	**TOTAL - Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis**	900
		Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	
		Own Source Revenue / Recettes de provenance interne	
29	29	Return on Investment / Produits de placements	29
27	27	Miscellaneous / Recettes diverses	27
56	56	**TOTAL - Strait Crossing Finance Inc. / Strait Crossing Finance Inc.**	56
716	766	**TOTAL**	966

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Aboriginal Affairs / Affaires autochtones	
		Own Source / Provenance interne	
		Miscellaneous / Recettes diverses	
500	500	Other Miscellaneous Revenue / Autres recettes diverses	500
500	500	Sub-Total - Miscellaneous / Total partiel - recettes diverses	500
500	500	**TOTAL - Own Source Revenue / Recettes de provenance interne**	500
500	500	**TOTAL - Aboriginal Affairs / Affaires autochtones**	500
		Intergovernmental Affairs / Affaires intergouvernementales	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres	
2,335	2,335	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	2,210
2,335	2,335	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	2,210
2,335	2,335	**TOTAL - Intergovernmental Affairs / Affaires intergouvernementales**	2,210
2,835	2,835	**TOTAL**	2,710

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
75	75	Other Interest Income / Autres intérêts créditeurs	75
75	75	Sub-Total - Return on Investment / Total partiel - produits de placements	75
		Licences and Permits / Licences et permis	
		General / Recettes générales	
871	871	Food Premises Licences / Permis d'établissements de service alimentaire	871
400	400	Sewage System Application and Installer Licences / Système d'égouts - application et permis d'installateur	400
1,271	1,271	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,271
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
3,000	3,000	Ambulance Services - New Brunswick Residents / Services ambulanciers - résidents du Nouveau-Brunswick	3,000
500	700	Ambulance Services - Out-of-Province Residents / Services ambulanciers - résidents hors province	700
350	500	Hospital Services - Third Party Recoveries / Services hospitaliers - recouvrements auprès des tiers	350
50	50	Medical Services Plan - Third Party Recoveries / Régime de services médicaux - recouvrements auprès des tiers	50
37,000	37,000	Recovery Levy / Prélèvement pour recouvrement	37,000
40,900	41,250	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	41,100

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
350	350	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	350
100	100	Other Miscellaneous Revenue / Autres recettes diverses	100
450	450	Sub-Total - Miscellaneous / Total partiel - recettes diverses	450
42,696	43,046	**TOTAL - Own Source Revenue / Recettes de provenance interne**	42,896
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Health / Santé	
2,388	11,815	Canada Health Infoway Master Services Agreement / Contrat cadre de service d'Inforoute Santé du Canada	1,000
18,505	18,505	Home Care Services / Services de soins à domicile	12,335
12,335	12,335	Mental Health Services / Services de santé mentale	12,335
409	409	Emergency Treatment Fund / Fonds d'urgence pour le traitement	0
100	100	Substance Use and Addictions Program / Programme sur l'usage et les dépendances aux substances	0
166	166	Canadian Chronic Disease Surveillance System / Système canadien de surveillance des maladies chroniques	170
0	850	Canada Safe Restart Agreement - Health Analytics / Accord sur la relance sécuritaire - Canada - Analytique en matière de santé	5,330
0	120	Health - Other / Santé - autre	0
33,903	44,300	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	31,170
76,599	87,346	**TOTAL**	74,066

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	
		Own Source Revenue / Recettes de provenance interne	
100	100	Return on Investment / Produits de placements	100
1,400	2,100	Miscellaneous / Recettes diverses	1,400
1,500	2,200	**TOTAL - Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé**	1,500
1,500	2,200	**TOTAL**	1,500

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Other Taxes / Autres taxes	
		Taxes on Insurance Premiums / Taxes sur les primes d'assurance	
3,600	4,000	*Fire Prevention Act / Loi sur la prévention des incendies*	4,000
3,600	4,000	Sub-Total - Other Taxes / Total partiel - autres taxes	4,000
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1	0	Interest on Loans / Intérêts sur prêts	0
56	51	Other Interest Income / Autres intérêts créditeurs	56
2	3	Foreign Exchange / Opérations de change	2
59	54	Sub-Total - Return on Investment / Total partiel - produits de placements	58
		Licences and Permits / Licences et permis	
		Motor Vehicle / Véhicules à moteur	
119,500	119,500	*Motor Vehicle Act* - Fees / *Loi sur les véhicules à moteur* - droits	119,500
20,100	20,700	*Motor Vehicle Act* - Drivers Licencing / *Loi sur les véhicules à moteur* - permis de conduire	20,100
1,500	2,000	*Off-Road Vehicle Act / Loi sur les véhicules hors route*	1,600
630	630	International Registration Plan (IRP) - Designated Revenue / Plan d'immatriculation international (PII) - recettes réservées	630
		Liquor Control and Regulation / Réglementation des alcools	
1,000	875	Liquor Licencing Board / Commission des licences et permis d'alcool	1,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
19	5	Amusement Devices - Registration and Inspection / Attractions mécaniques - enregistrement et inspection	15
9	8	Salvage Dealers Licences / Licences de brocanteurs	9
135	220	Private Investigators and Security Guards - Licences / Licences de détectives privés et de gardiens	175
1,750	1,900	Boiler and Pressure Vessel Design and Inspection / Frais d'inspection et de conception des chaudières et appareils à pression	1,800
550	550	Gas, Propane, etc. - Licences and Permits / Gaz, propane, etc. - licences et permis	550
775	810	Elevator Specification and Inspection / Frais de devis et d'inspection des ascenseurs	800
1,750	2,000	Electrical Installations and Inspections - Licences, etc. / Montage et inspection des installations électriques - licences, etc.	1,800
840	1,150	Plumbing - Licences and Permits / Plomberie - licences et permis	925
50	60	New Brunswick Film Classification Board - Licences and Fees / Bureau de cote des films du Nouveau-Brunswick - permis et droits	50
148,608	150,408	Sub-Total - Licences and Permits / Total partiel - licences et permis	148,954
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
1,550	1,200	Sale of Goods and Services - Other - Designated Revenue / Vente de biens et services - autres - recettes réservées	1,550
		Intergovernmental / Recettes intergouvernementales	
23,879	24,402	Recoveries from Municipalities - RCMP / Recouvrements des municipalités - GRC	24,847

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
6	4	*Provincial Offences Procedure Act* - Administration Fees / *Loi sur la procédure applicable aux infractions provinciales* - frais d'administration	6
4	5	Certified Copies of Documents - Fees / Copies conformes de documents - frais	4
175	150	Divorce - Fees / Divorce - frais	175
1,800	1,950	Probate Court / Cour des successions	1,800
100	65	Court Transcripts - Fees / Transcription de la cour - droits	100
75	76	Data Services / Services informatiques	76
140	0	Queen's Printer / Imprimeur de la Reine	0
11	11	Appeal Court Fees / Cour d'appel - droits	11
225	300	Sheriffs - Fees / Shérifs - droits	250
520	450	Court of Queen's Bench - Filing Fees / Cour du Banc de la Reine - droits de greffe	520
181	175	Small Claims Fees / Petites créances - frais	181
35	60	Office of Support Enforcement / Bureau de l'exécution des ordonnances de soutien	40
21	21	Certificates of Conviction / Certificats de déclaration de culpabilité	21
28,722	28,869	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	29,581

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Fines and Penalties / Amendes et peines	
60	15	*Liquor Control Act* - Fines / *Loi sur la réglementation des alcools* - amendes	50
900	1,100	Provincial Court - Fines - Criminal Code / Cour provinciale - amendes - Code criminel	900
250	250	Provincial Court - Fines - Provincial and Municipal Statutes / Cour provinciale - amendes - lois provinciales et arrêtés municipaux	250
5	5	Court of Queen's Bench - Fines / Cour du Banc de la Reine - amendes	2
2	2	*Contraventions Act* - Fines / Amendes relatives à la *Loi sur les contraventions*	13
5,250	5,250	*Motor Vehicle Act* - Fines / *Loi sur les véhicules à moteur* - amendes	5,250
10	23	Court Costs - Recoveries / Frais judiciaires - recouvrements	13
5	5	Bail Forfeitures / Cautionnements confisqués	5
90	110	*Off-Road Vehicle Act* - Fines / *Loi sur les véhicules hors route* - amendes	90
2	3	*Tobacco Sales Act* - Fines / *Loi sur les ventes de tabac* - amendes	2
2	2	*Transportation of Dangerous Goods Act* - Fines / *Loi sur le transport des marchandises dangereuses* - amendes	2
6,576	6,765	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	6,577
		Miscellaneous / Recettes diverses	
0	5	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	0
1	1	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	1
7	7	NSF Cheque Charge / Frais pour chèques sans provision	7
234	234	Public Intervenor - Recoveries / Intervenant public - recouvrements	234
98	98	Other Miscellaneous Revenue / Autres recettes diverses	98
340	345	Sub-Total - Miscellaneous / Total partiel - recettes diverses	340
187,905	190,441	**TOTAL - Own Source Revenue / Recettes de provenance interne**	189,510

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Central Government Services / Services généraux du gouvernement	
2,717	2,879	Criminal Legal Aid / Aide juridique en matière pénale	3,198
900	925	Gun Control - Designated Revenue / Réglementation des armes à feu - recettes réservées	975
		Social Services / Services sociaux	
3,854	3,854	*Youth Criminal Justice Act / Loi sur le système de justice pénale pour les adolescents*	3,854
		Other / Autres	
28,166	15,944	Federal Recoveries from Disaster Financial Assistance Program / Recouvrements du Programme fédéral d'aide financière en cas de catastrophe	31,841
300	300	Intensive Rehabilitative Custody and Supervision Program / Programme de placement et de surveillance dans le cadre d'un programme intensif de réadaptation	300
35,937	23,902	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	40,168
223,842	214,343	**TOTAL**	229,678

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Canadian Family Justice Fund / Fonds canadien de justice familiale	
		Own Source Revenue / Recettes de provenance interne	
513	513	Miscellaneous / Recettes diverses	449
513	513	**TOTAL - Canadian Family Justice Fund / Fonds canadien de justice familiale**	449
		Crime Prevention / Prévention de la criminalité	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,346	1,346	Other / Autres recettes	1,282
1,346	1,346	**TOTAL - Crime Prevention / Prévention de la criminalité**	1,282
		Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	
		Own Source Revenue / Recettes de provenance interne	
1,255	1,322	Fines and Penalties / Amendes et peines	1,322
640	640	Miscellaneous / Recettes diverses	779
1,895	1,962	**TOTAL - Municipal Police Assistance Account / Compte d'aide aux services de police municipaux**	2,101
		National Safety Code Agreement / Entente concernant le Code national de sécurité	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
207	207	Transportation / Transports	207
207	207	**TOTAL - National Safety Code Agreement / Entente concernant le Code national de sécurité**	207

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		NB 911 Service Fund / Fonds pour le service d'urgence NB 911	
		Own Source Revenue / Recettes de provenance interne	
10,365	10,365	Sale of Goods and Services / Vente de biens et services	10,365
10,365	10,365	**TOTAL - NB 911 Service Fund / Fonds pour le service d'urgence NB 911**	10,365
		Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	
		Own Source Revenue / Recettes de provenance interne	
150	150	Fines and Penalties / Amendes et peines	150
150	150	**TOTAL - Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité**	150
		Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	
		Own Source Revenue / Recettes de provenance interne	
290	260	Licences and Permits / Licences et permis	260
290	260	**TOTAL - Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies**	260

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Victim Services Account / Compte pour les services aux victimes	
		Own Source Revenue / Recettes de provenance interne	
1,100	1,280	Fines and Penalties / Amendes et peines	1,275
5	5	Miscellaneous / Recettes diverses	5
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
272	945	Victims Fund / Fonds d'aide aux victimes	922
1,377	2,230	**TOTAL - Victim Services Account / Compte pour les services aux victimes**	2,202
16,143	17,033	**TOTAL**	17,016

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
2	2	Private Bills - Fees / Projets de loi d'intérêt privé - frais	2
2	2	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	2
		Miscellaneous / Recettes diverses	
493	493	Other Miscellaneous Revenue / Autres recettes diverses	493
493	493	Sub-Total - Miscellaneous / Total partiel - recettes diverses	493
495	495	**TOTAL - Own Source Revenue / Recettes de provenance interne**	495
495	495	**TOTAL**	495

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
125	125	Other Interest Income / Autres intérêts créditeurs	125
1	1	Foreign Exchange / Opérations de change	1
126	126	Sub-Total - Return on Investment / Total partiel - produits de placements	126
		Licences and Permits / Licences et permis	
		Fish and Wildlife / Poisson et faune	
722	722	Angling Leases / Baux de pêche à la ligne	729
200	200	Angling Permit - Crown Reserve Waters / Permis de pêche à la ligne - eaux de la Couronne réservées	200
900	900	Angling Licences / Permis de pêche à la ligne	900
750	750	Hunting Licences - Moose / Permis de chasse - orignal	750
1,000	1,000	Hunting Licences - Deer, Game and Bird / Permis de chasse - chevreuil, faune et gibier à plumes	1,000
400	150	Hunting Licences - Bear / Permis de chasse - ours	400
45	45	Hunting Licences - Varmint / Permis de chasse - animaux nuisibles	45
15	15	Fish and Wildlife - Other / Poisson et faune - autres	15
46	46	Trapping Licences - Rabbit and Fur Harvester / Permis de trappeurs - lapins et animaux à fourrure	46
70	70	Guides' Badges / Insignes de guides	70
255	320	Hunting Licence Bundles / Forfaits de permis de chasse	560
20	35	Hunting Licences - Wild Turkey / Permis de chasse - dindon sauvage	20
		Forests / Forêts	
10	10	Forest Fire - Recoveries / Incendies de forêt - recouvrements	10
5	5	Scalers' Licences / Permis de mesureurs	5
		Mines / Mines	
77	63	Mining Leases and Agreements / Baux miniers et accords	63
400	600	Mineral Claims and Prospecting Licences / Concessions minières et permis de prospection	400

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Mines (continued) / Mines (suite)	
19	16	Petroleum and Natural Gas Leases and Licences / Baux et licences d'exploitation du pétrole et du gaz naturel	16
45	53	Sand and Gravel Leases / Baux d'exploitation du sable et du gravier	53
107	122	Peat Moss Leases / Baux d'exploitation de la tourbe	113
69	69	Potash Leases / Baux d'exploitation de la potasse	69
0	1	Gypsum Leases / Baux d'exploitation du gypse	1
454	2,000	Gas Distribution Fees / Droits pour la distribution du gaz	2,000
		General / Recettes générales	
1	1	Protected Natural Areas / Zones naturelles protégées	1
22	22	Wreath Tipping Permits / Permis pour couronnes de Noël	22
5,632	7,215	Sub-Total - Licences and Permits / Total partiel - licences et permis	7,488
		Sale of Goods and Services / Vente de biens et services	
		Intergovernmental / Recettes intergouvernementales	
40	40	Fire Recovery - Out-of-Province / Recouvrements liés aux incendies - à l'extérieur de la province	40
972	1,340	Fire Recovery - Out-of-Province - Designated Revenue / Recouvrements liés aux incendies - à l'extérieur de la province - recettes réservées	972
		Provincial Parks / Parcs provinciaux	
14	14	Park Leases / Baux de parcs	14
		Leases and Rentals / Baux et locations	
160	118	Land Rentals - Other / Locations de terrains - autres	160
1	1	Tidal Power Licence/Lease / Permis/bail pour l'énergie marémotrice	1
1,680	1,340	Recreational Leases / Concessions à bail relatives aux loisirs	1,680
275	118	Land Leases - Other / Baux de terrains - autres	275
627	357	Non-fibre Forestry Leases / Concessions à bail relatives à l'exploitation non fibreuse du bois	627
300	67	Commercial Leases / Concessions à bail commerciales	300
6	6	Railway Land Leases / Concessions à bail de terres de la voie ferrée	6
1,455	1,270	Wind Power Licence/Lease / Permis/bail pour l'énergie éolienne	1,455

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
31	31	Maps and Aerial Photos - Sales / Cartes et photos aériennes - ventes	31
150	185	Musquash River Projects - Sales / Projet de la rivière Musquash - ventes	150
50	6	Seminars - Fees / Colloques - frais	50
15	15	Seed Extraction and Storage Fee / Frais d'extraction et d'entreposage des semences	15
15	25	Tree Seed Sales / Ventes de semences d'arbres	15
275	275	Conservation Education - Designated Revenue / Formation en conservation - recettes réservées	275
21	21	Sales and Services - Other / Ventes et services - autres	21
6,087	5,229	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	6,087
		Royalties / Redevances	
		Forests / Forêts	
65,000	65,000	Timber Royalty / Redevance forestière	65,000
2,800	2,800	Royalties - Timber - First Nations - Designated Revenue / Redevances forestières - Premières Nations - recettes réservées	2,800
300	300	Timber Permit Sales / Ventes d'autorisations de coupe	300
		Mines / Mines	
50	50	Royalties on Oil / Redevances sur le pétrole	50
700	950	Royalties on Peat Moss / Redevances sur la tourbe	800
400	329	Royalties on Sand and Gravel / Redevances sur le sable et le gravier	329
385	792	Royalties on Salt / Redevances sur le sel	792
450	160	Royalties on Natural Gas / Redevances sur le gaz naturel	160
0	63	Royalties on Gypsum / Redevances sur le gypse	63
70,085	70,444	Sub-Total - Royalties / Total partiel - redevances	70,294

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Fines and Penalties / Amendes et peines	
100	25	Fines - Other / Autres amendes	100
90	90	Fish and Wildlife - Fines / Poisson et faune - amendes	90
5	5	Forest Fire - Fines / Incendies de forêt - amendes	5
40	40	Harvesting Penalties / Amendes - coupe de bois	40
3	3	Transportation Certificate - Fines / Certificat de transport - amendes	3
238	163	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	238
		Miscellaneous / Recettes diverses	
12	12	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	12
2	2	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	2
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
5	5	Other Miscellaneous Revenue / Autres recettes diverses	5
20	20	Sub-Total - Miscellaneous / Total partiel - recettes diverses	20
82,188	83,197	**TOTAL - Own Source Revenue / Recettes de provenance interne**	84,253
82,188	83,197	**TOTAL**	84,253

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
100	30	Other Land Sales / Autres ventes de terrains	50
100	30	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	50
100	30	**TOTAL**	50

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Recoverable Projects / Projets à frais recouvrables	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,577	1,577	Other / Autres recettes	1,212
1,577	1,577	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	1,212
		Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	
		Own Source Revenue / Recettes de provenance interne	
5	2	Return on Investment / Produits de placements	5
1,700	1,430	Licences and Permits / Licences et permis	1,700
1,705	1,432	**TOTAL - Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers**	1,705
		Wildlife Trust Fund / Fonds en fiducie pour la faune	
		Own Source Revenue / Recettes de provenance interne	
10	2	Return on Investment / Produits de placements	10
1,510	1,475	Licences and Permits / Licences et permis	1,510
5	0	Sale of Goods and Services / Vente de biens et services	5
1,525	1,477	**TOTAL - Wildlife Trust Fund / Fonds en fiducie pour la faune**	1,525
4,807	4,486	**TOTAL**	4,442

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
6,500	4,712	Interest on Loans / Intérêts sur prêts	4,200
0	4,881	Investment Income / Revenus de placements	0
6,500	9,593	Sub-Total - Return on Investment / Total partiel - produits de placements	4,200
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
20	168	Service Charges / Frais de service	10
400	0	Employment Services Program Agreement - Designated Revenue / Entente du programme des services d'emploi - recettes réservées	0
50	50	Trade Show Participant Fees - Designated Revenue / Foires commerciales - frais de participation - recettes réservées	0
500	543	Business Immigrant Mentorship Programs - Designated Revenue / Programmes de mentorat pour les immigrants d'affaires - recettes réservées	0
600	600	Immigrant Application Fee / Droit associé aux demandes en matière d'immigration	500
0	642	Workforce Positions / Postes travailleurs	1,133
1,570	2,003	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	1,643
		Miscellaneous / Recettes diverses	
11,275	12,920	Other Miscellaneous Revenue / Autres recettes diverses	5,850
11,275	12,920	Sub-Total - Miscellaneous / Total partiel - recettes diverses	5,850
19,345	24,516	**TOTAL - Own Source Revenue / Recettes de provenance interne**	11,693

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Economic Development / Développement économique	
200	200	International Business Development Agreement - Designated Revenue / Entente sur la promotion du commerce extérieur - recettes réservées	0
200	200	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	0
19,545	24,716	**TOTAL**	11,693

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Recoverable Projects / Projets à frais recouvrables	
		Own Source Revenue / Recettes de provenance interne	
300	300	Miscellaneous / Recettes diverses	268
300	300	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	268
300	300	**TOTAL**	268

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
8,000	26,900	Financial Assistance to Industry / Programme d'aide financière à l'industrie	15,000
8,000	26,900	**TOTAL**	15,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Net Income / Bénéfice net	
251,700	256,700	Net Income / Bénéfice net	245,700
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1,303	1,178	Other Interest Income / Autres intérêts créditeurs	1,138
253,003	257,878	Sub-Total - Return on Investment / Total partiel - produits de placements	246,838
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
24,458	23,225	Tuition Fees / Frais de scolarité	23,165
96	164	Distance Education / Formation à distance	139
3,831	6,026	International Supplementary Fee / Frais supplémentaires internationaux	13,278
6,292	6,477	Training for Industry - Fees / Formation pour l'industrie - droits	7,059
1,295	745	Community Colleges - Sales / Collèges communautaires - ventes	1,250
1,338	1,390	Learning Fees / Frais d'apprentissage	1,610
1,103	989	Sales of Goods and Services - Other / Vente de biens et services - autres	941
500	1,425	College Application Fees / Frais de demande d'admission au collège	1,137
1,069	990	Textbook Overhead / Coût des manuels	990
39,982	41,431	Sub-Total - Institutional / Total partiel - établissements	49,569
		Leases and Rentals / Baux et locations	
91,269	90,000	Other Leases and Rentals / Autres baux et locations	90,000
252	265	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	269
91,521	90,265	Sub-Total - Leases and Rentals / Total partiel - baux et locations	90,269
		General / Recettes générales	
188,657	197,353	Sales and Services - Other / Ventes et services - autres	193,433
320,160	329,049	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	333,271

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Agency Revenues / Recettes des organismes	
		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	
3,360	2,660	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	4,260
3,360	2,660	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	4,260
		Miscellaneous / Recettes diverses	
5	5	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
10,571	10,537	Gifts to the Crown - Other / Dons à la Couronne - autres	10,798
2,164	1,593	Other Grants / Autres subventions	1,795
46,216	45,492	Other Miscellaneous Revenue / Autres recettes diverses	47,375
58,956	57,627	Sub-Total - Miscellaneous / Total partiel - recettes diverses	59,968
635,479	647,214	**TOTAL - Own Source Revenue / Recettes de provenance interne**	644,337
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
2,495	2,551	Official Languages in Education Agreement - Program Expansion and Development / Entente concernant les langues officielles dans l'enseignement - élaboration et expansion de programmes	3,406
4,776	4,806	Education - Other / Éducation - autre	5,375
		Health / Santé	
24,390	24,390	Health - Other / Santé - autre	24,996
		Other / Autres recouvrements	
606	618	Other Conditional Grants / Autres subventions conditionnelles	595
32,267	32,365	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	34,372
667,746	679,579	**TOTAL**	678,709

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Other Agencies / Autres organismes	
178,000	192,000	Net Income - NB Liquor Corporation / Bénéfice net - Société des alcools du N.-B.	200,000
73,700	64,700	Net Income - NB Power / Bénéfice net - Énergie NB	45,700
251,700	256,700	Sub-Total - Other Agencies / Total partiel - autres organismes	245,700
		Consolidated Entities / Entités consolidées	
		Atlantic Education International Inc. / Atlantic Education International Inc. Collège communautaire du Nouveau-Brunswick / Collège communautaire du Nouveau-Brunswick Financial and Consumer Services Commission / Commission des services financiers et des services aux consommateurs Forest Protection Limited / Forest Protection Limited Kings Landing Corporation / Société de Kings Landing New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick New Brunswick Community College / New Brunswick Community College New Brunswick Credit Union Deposit Insurance Corporation / Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick New Brunswick Energy and Utilities Board / Commission de l'énergie et des services publics du Nouveau-Brunswick New Brunswick Health Council / Conseil de la santé du Nouveau-Brunswick New Brunswick Immigrant Investor Fund / Fonds des investisseurs immigrants du Nouveau-Brunswick New Brunswick Legal Aid Services Commission / Commission des services d'aide juridique du Nouveau-Brunswick New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick Nursing Homes / Foyers de soins Provincial Holdings Ltd. / Gestion provinciale Ltée Recycle New Brunswick / Recycle Nouveau-Brunswick Regional Health Authorities / Régies régionales de la santé Research and Productivity Council / Conseil de la recherche et de la productivité Service New Brunswick / Service Nouveau-Brunswick	
416,046	422,879	Sub-Total - Consolidated Entities / Total partiel - entités consolidées	433,009
667,746	679,579	**TOTAL**	678,709

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
11,284	10,292	Interest on Loans / Intérêts sur prêts	11,284
10	5	Other Interest Income / Autres intérêts créditeurs	10
11,294	10,297	Sub-Total - Return on Investment / Total partiel - produits de placements	11,294
		Licences and Permits / Licences et permis	
		General / Recettes générales	
1,787	1,265	*Apprenticeship and Occupational Certification Act* - Designated Revenue / *Loi sur l'apprentissage et la certification professionnelle* - recettes réservées	1,792
65	65	*Private Occupational Training Act* - Registration / *Loi sur la formation professionnelle dans le secteur privé* - enregistrement	65
1,852	1,330	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,857
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
200	20	New Brunswick Public Libraries - Designated Revenue / Bibliothèques publiques du Nouveau-Brunswick - recettes réservées	200
		General / Recettes générales	
2,002	1,766	Workers' Compensation Appeals Tribunal - Designated Revenue / Tribunal d'appel des accidents au travail - recettes réservées	1,701
1,740	1,405	Office of Advocates Services - Designated Revenue / Bureau des services de défenseurs - recettes réservées	1,740
3,942	3,191	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	3,641

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
300	920	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	300
140	140	Other Miscellaneous Revenue / Autres recettes diverses	140
440	1,060	Sub-Total - Miscellaneous / Total partiel - recettes diverses	440
17,528	15,878	**TOTAL - Own Source Revenue / Recettes de provenance interne**	17,232
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
27,104	30,553	Workforce Development Agreement / Entente sur le développement de la main-d'oeuvre	18,918
135,827	131,624	Labour Market Development Agreement / Entente sur le développement du marché du travail	107,597
1,600	1,600	Canada Student Loans - Designated Revenue / Régime canadien de prêts aux étudiants - recettes réservées	1,600
		Other / Autres recouvrements	
827	3,278	Other Conditional Grants / Autres subventions conditionnelles	4,055
165,358	167,055	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	132,170
182,886	182,933	**TOTAL**	149,402

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Canada Student Loans / Régime canadien de prêts aux étudiants	
		Own Source Revenue / Recettes de provenance interne	
650	650	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	650
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
2,050	1,459	Other / Autres recouvrements	2,050
2,700	2,109	**TOTAL - Canada Student Loans / Régime canadien de prêts aux étudiants**	2,700
		Library Trust Fund / Fonds en fiducie pour les bibliothèques	
		Own Source Revenue / Recettes de provenance interne	
300	300	Miscellaneous / Recettes diverses	300
300	300	**TOTAL - Library Trust Fund / Fonds en fiducie pour les bibliothèques**	300
		Recoverable Projects / Projets à frais recouvrables	
		Own Source Revenue / Recettes de provenance interne	
75	1504	Miscellaneous / Recettes diverses	886
75	1,504	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	886
3,075	3,913	**TOTAL**	3,886

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	
		Users / Utilisateurs	
		Own Source Revenue / Recettes de provenance interne	
1	0	Return on Investment / Produits de placements	1
1,002	1,088	Sale of Goods and Services / Vente de biens et services	1,312
0	85	Miscellaneous / Recettes diverses	0
1,003	1,173	**TOTAL - Own Source Revenue / Recettes de provenance interne**	1,313
1,003	1,173	**TOTAL - Users / Utilisateurs**	1,313
3,384	3,439	Transfers from Departments / Transferts des ministères *	3,439
4,387	4,612	**New Brunswick College of Craft and Design / New Brunswick College of Craft and Design**	4,752
4,387	4,612	**TOTAL**	4,752

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
45,000	49,929	Loans to Students / Prêts aux étudiants	45,000
45,000	49,929	**TOTAL**	45,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Atlantic Fisheries Fund / Fonds des pêches de l'Atlantique	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
850	740	Other / Autres recouvrements	0
850	740	**TOTAL - Atlantic Fisheries Fund / Fonds des pêches de l'Atlantique**	0
		Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
47,148	92,246	Economic Development / Développement économique	47,148
47,148	92,246	**TOTAL - Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada**	47,148
		Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et le traitement des eaux usées	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
0	260	Economic Development / Développement économique	0
0	260	**TOTAL - Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et le traitement des eaux usées**	0

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	
		Own Source Revenue / Recettes de provenance interne	
15,000	15,000	Transfers from Departments / Transferts des ministères *	16,500
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
93,000	37,000	Economic Development / Développement économique	132,000
108,000	52,000	**TOTAL - Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée**	148,500
		Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
11,700	10,100	Economic Development / Développement économique	15,000
11,700	10,100	**TOTAL - Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone**	15,000
		New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,850	600	Economic Development / Développement économique	2,150
1,850	600	**TOTAL - New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités**	2,150
169,548	155,946	**TOTAL**	212,798

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1,000	1,000	Interest on Loans / Intérêts sur prêts	1,000
		Other / Autres recettes	
800	800	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	800
1,800	1,800	Sub-Total - Return on Investment / Total partiel - produits de placements	1,800
		Licences and Permits / Licences et permis	
		General / Recettes générales	
33	33	Nursing Homes - Special Care Licences / Foyers de soins - permis de soins spéciaux	33
33	33	Sub-Total - Licences and Permits / Total partiel - licences et permis	33
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
16,000	17,500	Rents - Public Housing Units / Loyers - unités de logement sociaux	16,000
1,800	2,000	Rents - Residential Units / Loyers - unités résidentielles	1,800
		General / Recettes générales	
80	80	Administration Fees - CMHC / Frais administratifs - SCHL	80
10	10	Delivery Fees - CMHC / Frais de livraison - SCHL	10
17,890	19,590	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	17,890

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
4,200	4,200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4,200
0	1,400	Family Court Payments / Tribunal de la famille - versements	0
0	1,000	Family Court Payments - Designated Revenue / Tribunal de la famille - versements - recettes réservées	0
175	175	Other Miscellaneous Revenue / Autres recettes diverses	175
4,375	6,775	Sub-Total - Miscellaneous / Total partiel - recettes diverses	4,375
24,098	28,198	**TOTAL - Own Source Revenue / Recettes de provenance interne**	24,098
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Central Government Services / Services généraux du gouvernement	
34,671	34,671	Recoveries - CMHC / Sommes recouvrées - SCHL	36,218
		Health / Santé	
22,722	0	Healthy Seniors Pilot Project / Projet pilote sur les aînés en santé	43,376
57,393	34,671	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	79,594
81,491	62,869	**TOTAL**	103,692

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autre recouvrements	
49	49	Other Land Sales / Autres ventes de terrains	49
1	1	Other - Housing / Autre - Logements	1
50	50	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	50
50	50	**TOTAL**	50

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		CMHC Funding Account / Compte de financement de la SCHL	
		Own Source Revenue / Recettes de provenance interne	
698	210	Return on Investment / Produits de placements	210
698	210	**TOTAL - CMHC Funding Account / Compte de financement de la SCHL**	210
698	210	**TOTAL**	210

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
3,727	3,727	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,727
3,727	3,727	**TOTAL**	3,727

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1	0	Foreign Exchange / Opérations de change	1
1	0	Sub-Total - Return on Investment / Total partiel - produits de placements	1
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
875	570	Village Historique Acadien / Village historique acadien	875
		Provincial Parks / Parcs provinciaux	
400	365	Park Entrance Fees / Droits d'entrée dans les parcs	400
75	40	Golf Fees / Frais de jeu - golf	75
10	12	Marina Fees / Droits - ports de plaisance	25
1,400	1,540	Camp Fees / Droits - terrains de camping	1,590
300	300	Ski Fees / Droits - ski	300
100	250	Other Park Revenues / Autres recettes provenant des parcs	150
30	30	Park Concessions / Concession de parcs	30
15	5	Retail Revenue / Recettes de détail	15
0	41	Restaurant Sales / Ventes de restaurants	50
		General / Recettes générales	
280	167	Larry's Gulch Lodge / Chalet Larry's Gulch	280
50	0	Advertising / Publicités	50
3,535	3,320	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	3,840

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
4	409	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4
4	409	Sub-Total - Miscellaneous / Total partiel - recettes diverses	4
3,540	3,729	**TOTAL - Own Source Revenue / Recettes de provenance interne**	3,845
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
0	1,308	Other Conditional Grants / Autres subventions conditionnelles	875
0	1,308	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	875
3,540	5,037	**TOTAL**	4,720

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	
		Own Source Revenue / Recettes de provenance interne	
1,200	1,200	Lottery Revenue / Recettes des loteries	1,200
1,200	1,200	**TOTAL - Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts**	1,200
		GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
370	401	Other / Autres recouvrements	370
370	401	**TOTAL - GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport**	370
		Parlee Beach Maintenance / Entretien de la plage Parlee	
		Own Source Revenue / Recettes de provenance interne	
79	68	Sale of Goods and Services / Vente de biens et services	79
79	68	**TOTAL - Parlee Beach Maintenance / Entretien de la plage Parlee**	79
		Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	
		Own Source Revenue / Recettes de provenance interne	
1,000	1,000	Lottery Revenue / Recettes des loteries	1,000
1,000	1,000	**TOTAL - Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport**	1,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	
		Own Source Revenue / Recettes de provenance interne	
10	10	Return on Investment / Produits de placements	10
10	10	**TOTAL - Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett**	10
2,659	2,679	**TOTAL**	2,659

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	
		Own Source Revenue / Recettes de provenance interne	
740	2,095	Sale of Goods and Services / Vente de biens et services	2,311
0	870	Transfers from Departments / Transferts des ministères *	0
740	2,965	**TOTAL - Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks**	2,311
		Mactaquac Golf Course / Terrain de golf Mactaquac	
		Own Source Revenue / Recettes de provenance interne	
910	875	Sale of Goods and Services / Vente de biens et services	975
0	510	Transfers from Departments / Transferts des ministères *	0
910	1,385	**TOTAL - Mactaquac Golf Course / Terrain de golf Mactaquac**	975
		Parlee Beach Campground / Terrain de camping de la plage Parlee	
		Own Source Revenue / Recettes de provenance interne	
270	402	Sale of Goods and Services / Vente de biens et services	422
0	70	Transfers from Departments / Transferts des ministères *	0
270	472	**TOTAL - Parlee Beach Campground / Terrain de camping de la plage Parlee**	422

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Sugarloaf Lodge / Pavillon Sugarloaf	
		Own Source Revenue / Recettes de provenance interne	
167	231	Sale of Goods and Services / Vente de biens et services	272
0	15	Transfers from Departments / Transferts des ministères *	0
167	246	**TOTAL - Sugarloaf Lodge / Pavillon Sugarloaf**	272
2,087	5,068	**TOTAL**	3,980

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
5	9	Other Interest Income / Autres intérêts créditeurs	5
5	9	Sub-Total - Return on Investment / Total partiel - produits de placements	5
		Licences and Permits / Licences et permis	
		Motor Vehicle / Véhicules à moteur	
1,600	1,600	*Motor Vehicle Act* - Fees / *Loi sur les véhicules à moteur* - droits	1,600
25	12	*Motor Carrier Act* - Fees / *Loi sur les transports routiers* - droits	25
1,625	1,612	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,625
		Sale of Goods and Services / Vente de biens et services	
		Intergovernmental / Recettes intergouvernementales	
3,300	3,300	Recoveries from Municipalities - General Maintenance / Recouvrements des municipalités - entretien général	3,300
265	265	Recoveries - General Maintenance - First Nations / Recouvrements - entretien général - Premières Nations	265
		Leases and Rentals / Baux et locations	
1,375	1,375	Land Rentals - Other / Location de terrains - autres	1,375
400	355	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	355

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
50	25	Commercial Sign Recoveries - Designated Revenue / Enseignes commerciales - recouvrements - recettes réservées	30
120	120	Central Heating Plant - Sales / Centrale de chauffage - ventes	120
30	30	Industrial Parks - Water and Sewage Service / Parcs industriels - réseaux d'eau et d'égouts	30
5,540	5,470	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	5,475
		Fines and Penalties / Amendes et peines	
30	16	*Highway Act* - Fines / *Loi sur la voirie* - amendes	30
30	16	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	30
		Miscellaneous / Recettes diverses	
1	1	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	1
0	25	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	14	Insurance Recoveries / Recouvrements d'assurances	0
150	60	Other Miscellaneous Revenue / Autres recettes diverses	150
151	100	Sub-Total - Miscellaneous / Total partiel - recettes diverses	151
7,351	7,207	**TOTAL - Own Source Revenue / Recettes de provenance interne**	7,286
7,351	7,207	**TOTAL**	7,286

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
1,000	250	Other Land Sales / Autres ventes de terrains	0
2,500	3,380	Other / Autres recouvrements	2,500
3,500	3,630	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	2,500
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
		Transportation / Transports	
4,507	5,086	National Trade Corridors Fund / Fonds national des corridors commerciaux	2,486
19,308	18,054	New Building Canada Fund - Provincial-Territorial Infrastructure Component / Nouveau Fonds Chantiers Canada - volet infrastructures provinciales-territoriales	23,674
		Economic Development / Développement économique	
24,046	23,712	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	12,799
		Other / Autres recouvrements	
0	0	Disaster Mitigation and Adaptation Fund / Fonds d'atténuation et d'adaptation en matière de catastrophes	2,370
1,425	1,920	Other / Autres recouvrements	486
49,286	48,772	**TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada**	41,815
52,786	52,402	**TOTAL**	44,315

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Land Management Fund / Fonds pour l'aménagement des terres	
		Own Source Revenue / Recettes de provenance interne	
30	354	Sale of Goods and Services / Vente de biens et services	30
620	1,791	Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	620
650	2,145	**TOTAL - Land Management Fund / Fonds pour l'aménagement des terres**	650
650	2,145	**TOTAL**	650

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ETAT COMPARATIF DES RECETTES PREVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2021–2022 ESTIMATE / PRÉVISIONS	2021–2022 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2022–2023 ESTIMATE / PRÉVISIONS
		Vehicle Management Agency / Agence de gestion des véhicules	
		Own Source Revenue / Recettes de provenance interne	
85,100	92,200	Chargeback to Clients / Rétrofacturation aux clients *	91,400
500	500	Capital - Recoveries / Recouvrements au compte de capital	500
85,600	92,700	**TOTAL - Vehicle Management Agency / Agence de gestion des véhicules**	91,900
85,600	92,700	**TOTAL**	91,900

* Inter-account transaction account / Compte d'opérations intercomptes